UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10399
______________________________________________

HENDERSON GLOBAL FUNDS
______________________________________________________________________________
(Exact name of registrant as specified in charter)

737 NORTH MICHIGAN AVENUE, SUITE 1700
CHICAGO, ILLINOIS 60611
______________________________________________________________________________
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
CHRISTOPHER K. YARBROUGH 737 NORTH MICHIGAN AVENUE, SUITE 1700 CHICAGO, ILLINOIS 60611	CATHY G. O’KELLY VEDDER PRICE P.C. 222 NORTH LASALLE STREET CHICAGO, ILLINOIS 60601

Registrant’s telephone number, including area code:  (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  January 31, 2015

Item 1:  Report to Shareholders.

SEMI-ANNUAL REPORT

Henderson
GLOBAL INVESTORS

Henderson Global Funds

January 31, 2015

All Asset Fund
Dividend & Income Builder Fund
Emerging Markets Opportunities Fund
European Focus Fund
Global Equity Income Fund
Global Technology Fund
High Yield Opportunities Fund
International Long/Short Equity Fund
International Opportunities Fund
International Select Equity Fund
Strategic Income Fund
Unconstrained Bond Fund
US Growth Opportunities Fund

Table of contents

Letter to shareholders	1
Commentaries and Performance Summaries
All Asset Fund	4
Dividend & Income Builder Fund	6
Emerging Markets Opportunities Fund	8
European Focus Fund	10
Global Equity Income Fund	12
Global Technology Fund	14
High Yield Opportunities Fund	16
International Long/Short Equity Fund	18
International Opportunities Fund	20
International Select Equity Fund	22
Strategic Income Fund	24
Unconstrained Bond Fund	26
US Growth Opportunities Fund	28
Portfolios of investments	30
Statements of assets and liabilities	118
Statements of operations	126
Statements of changes in net assets	134
Statements of changes – capital stock activity	147
Statement of Cash Flows	161
Financial highlights	162
Notes to financial statements	182
Other information	195
Trustees and officers	201

International and emerging markets investing involves certain risks and increased volatility not associated with investing solely in the US. These risks included currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies which typically involves greater risk than investing in larger companies. Certain of the Funds are non-diversified and therefore the change in value of a single holding may have a more pronounced effect on a Fund’s performance. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. In addition the Funds may invest in derivatives. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The Funds may be subject to frequent trading which may result in a turnover rate of 100% or more which will increase the cost of investing.

The All Asset Fund may invest in derivatives and commodities. Investing in commodities entails additional risks including instability regarding control and jurisdiction of governments, international companies and other entities. The Fund is subject to investment company and pooled vehicles risk, allocation risk, leverage risk, interest rate risk, private equity risk and high yield securities risk. An investment in pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (“ETFs”), may involve paying a premium at the time of purchase or receiving a discounted price at the time of sale. Private equity investing generally has less publicly available information for investors. Investments in high yield securities may offer more attractive returns but also greater risk that a particular security may default.

The Dividend & Income Builder Fund may invest in illiquid securities and is subject to investment company and pooled vehicles risk, interest rate risk, credit/default risk and high yield securities risk. An investment in pooled vehicles, including closed-end funds, trusts, and ETFs, may involve paying a premium at the time of purchase or receiving a discounted price at the time of sale. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Credit risk refers to an issuer’s ability to make timely payments of principal and interest. Investments in high yield securities may offer more attractive returns but also greater risk that a particular security may default.

The High Yield Opportunities Fund, Strategic Income Fund and Unconstrained Bond Fund may invest in illiquid securities and are subject to investment company risk, interest rate risk, credit/default risk and high yield securities risk. Credit risk refers to bond issuers’ ability to make timely payments of principal and interest. High yield securities may increase the risk that a security may default. The Funds’ share price and yield will be affected by interest rate movements, as the value of bond investments and mortgage and asset backed securities are at greater risk during periods of rising interest rates than during periods of stable or falling rates. Impact of prepayments on the value of asset backed securities may be difficult to predict. Unsecured bank loans may not provide the Funds with payment of principal, interest, and other amounts due. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

The Global Technology Fund’s returns may be considerably more volatile than a fund that does not invest in technology companies. Technology companies may react similarly to certain market pressure and events. These may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology.

The High Yield Opportunities Fund, Strategic Income Fund, and Unconstrained Bond Fund may invest in high yield, lower rated (junk) bonds.Securities rated below investment grade generally entail greater credit, market, issuer and liquidity risk than investment grade securities. Moreover, the Funds are subject to interest rate risk which is the risk that debt securities in the portfolio will decline in value because of increases in market interest rates. The Funds may borrow money which may adversely affect the return to shareholders, also known as leverage risk.

The International Long/Short Equity Fund may invest in illiquid securities and is subject to short sale risk, issuer risk and leverage risk. The Fund may experience significant losses in a market where the value of both the Fund’s long and short positions are declining. When taking a short position, the Fund’s potential loss is unlimited, given the loss is calculated as the maximum attainable price of the security, less the price at which the Fund’s position in the security was established. The Fund is also subject to the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. The Fund may borrow money which may adversely affect the return to shareholders, also known as leverage risk.

The US Growth Opportunities Fund is subject to issuer risk and growth investing risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Growth securities may be more volatile than other securities as they are more sensitive to investor perceptions of the issuing company’s potential. Market values of growth securities may never reach their expected market value and may decline in price.

Letter to shareholders

Dear shareholder,

We are pleased to provide the semi-annual report for the Henderson Global Funds, which covers the six months ended January 31, 2015.

The period has been characterized by three dominant themes: subdued global growth, falling commodity prices and accommodative monetary policy. In the aftermath of the financial crisis, the global economy is suffering from excess economic supply and a shortage of economic demand, which has translated into lower growth, higher unemployment and price deflation. To provide context, look no further than the oil futures market. Since September, the price of oil in US dollars has declined over 50%, in part due to increased supply from the US and Saudi Arabia, and to slowing global demand from Europe and Asia. The divergence of economic growth became apparent in 2014 as the US and UK saw strong GDP growth of 2.2% and 3.0%, respectively, while Japan and the Eurozone lagged behind at 0.4% and 0.9%, respectively.

In order to fend off this disinflationary environment, central bankers around the globe have endeavored to devalue their currencies in order to boost exports and increase inflation. In October, Japan further increased its stimulus program, while China cut interest rates for the first time in two years. As central bankers in the US and UK were ending their historic stimulus programs, the European Central Bank (“ECB”) announced its own plan in January to inject €1.1 trillion into the Eurozone economy. This unified currency devaluation among international partners has translated into a 30% rise in the US dollar’s value since April 2011.

Against this difficult global backdrop, there are positive signs already emerging in 2015. The recent decline in oil prices translates roughly to a 3.1% boost in global GDP, which should act as a tailwind for global consumers and energy importers, such as Japan and Europe. The lower euro value (down 20% since April 2014) and ECB stimulus should also help bolster the region’s economic output and provide liquidity to nations that desperately need it. The US economy, which has benefited from strong labor and capital markets, should continue to be a bright spot, with investors focused on US wage growth and the Federal Reserve’s impending interest rate hike. Japan will continue its attempt to pull itself out of stagflation, with lower currency and energy costs acting as a springboard for future economic growth. As for emerging markets, much will depend on how lower energy prices affect key exporters like Russia and Venezuela, while China appears to remain focused on structural reforms aimed at long-term sustainability, at the expense of more aggressive GDP growth.

At Henderson, the acquisition of Geneva Capital Management (“Geneva”), the plans for which were announced in our last shareholder letter, closed on October 1, 2014. This is an important strategic milestone in the development of Henderson’s North American business, adding US equity investment capabilities and extending our US institutional client base. Geneva’s long track record managing US growth equities, underpinned by a disciplined and consistent investment process, expands an important capability for Henderson. Subsequent to this acquisition, we launched the US Growth Opportunities Fund on December 18, 2014. This Fund is managed by Michelle Picard, Scott Priebe and Derek Pawlak of Geneva, and follows a “bottom-up,” fundamental process with a focus on high quality growth companies.

In addition, we have launched two other Funds within the past six months. The International Select Equity Fund, a “bottom-up,” concentrated international equity fund, launched on September 30, 2014, and the International Long/Short Equity Fund, a long/short “best ideas” international equity fund, launched on December 9, 2014.

We believe that these Funds are key additions to the Henderson Global Funds family as we seek to provide you with further options to diversify your portfolios with products that are truly differentiated from the competition. We appreciate your trust in, and support of, our Funds, and we look forward to serving your financial needs in the years to come.

James G. O’Brien
President, Henderson Global Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free Prospectus, which contains this and other important information about the Funds, visit www.henderson.com. The Prospectus should be read carefully before investing.

Europe – 3 reasons for optimism: Quantitative Easing,

We believe that the European Central Bank’s (ECB) commitment to a large and sustained Quantitative Easing (QE) program, rising exports and lower oil prices are the main factors that should provide a supportive environment for European progression during the year.

Central Banks and QE

•	The large and sustained ECB QE action is a necessary component for Europe’s progression
•
On 1/22/2015, the ECB announced it will purchase €60 billion per month of euro-government debt, euro-agency debt and European institution debt for 18 months, or €1.1 trillion ($1.25 trillion USD) in total

•	This equates to roughly 10% of the Eurozone GDP, which in GDP terms is in line with the QE programs of the US and UK

Bank lending growth should be a positive effect of QE

rising exports and lower oil prices

Exports set to rise
A weaker euro is good for European exporters; it boosts earnings per share (EPS) and imports the inflation that Europe needs.

GDP and Oil
A cheaper oil price is clearly positive for Europe since most of the region imports energy.

Impact to GDP based on oil prices

Crude Oil Price US$/bbl	Global Oil Cost (US$ Trillions)	Savings vs Oil at $110 (US$ Trillions)	Savings % Global GDP
110	3.7	0.0	0.0%
100	3.3	0.3	0.4%
90	3.0	0.7	0.9%
80	2.7	1.0	1.3%
70	2.3	1.3	1.8%
60	2.0	1.7	2.2%
50	1.7	2.0	2.7%
40	1.3	2.3	3.1%

Note: Using $110 as the reference point, 2013 global oil consumption rate of 91 million barrels per day, 2013 Global GDP of $75 trillion. Data as of 12/31/13. Source: BP Statistical Review, IMF, KKR Global Macro & Asset Allocation analysis.

Commentary

All Asset Fund

The disappointments of 2014 may open the door to a more palatable 2015 for world economies. That said, we suspect that investors are overly pessimistic about global economic vigor and that there are a number of ingredients that could produce a positive growth surprise.

The falling oil price is an important influential factor for 2015. The sharp decline effectively provides a global tax cut, a powerfully redistributive force that removes billions from oil-rich exporters and provides a tailwind for struggling economies, where fuel and energy inputs are a key factor in the costs of manufacturing and the prices that consumers pay for goods and services.

Falling inflation has very recently seen the European Central Bank (ECB) announce a significant quantitative easing (QE) program. Crucially, the measures will also involve the ECB buying government bonds, albeit with defined risk-sharing parameters. Although central banks’ paths have been diverging – Japan and Europe are firmly in easing mode with the US Federal Reserve having ended its QE program – the timing of interest rate rises in the US and UK continues to be pushed out. On the fiscal side of policy, measures taken by the US government to shrink the budget deficit have largely worked their way through US growth data, while European politicians are quietly abandoning austerity.

Top 10 long-term holdings* (at January 31, 2015)
As a percentage
Security	of net assets
Henderson Unconstrained Bond Fund	4.6%
iShares TIPS Bond ETF	4.5
iShares MSCI EAFE Minimum Volatility
Index Fund	4.1
TIAA-CREF Asset Management
Core Property Fund LP	4.0
MSIF Multi-Asset Portfolio	3.3
ASG Global Alternatives Fund	3.3
Vanguard Dividend Appreciation ETF	2.9
iShares Core High Dividend ETF	2.9
Sprott Physical Gold Trust	2.9
iShares MSCI Emerging Markets
Minimum Volatility ETF	2.7

For the reporting period ended January 31, 2015, the Fund returned 0.59% (Class A at NAV) versus the benchmark, 3-month LIBOR (USD), which posted a return of 0.12%. Performance was largely driven by the allocation to equities, particularly in the US. The fixed income allocation was broadly flat while the allocation to private equity modestly detracted from performance.

Against a backdrop of economic expansion and the potential for a growth surprise, we continue to favor equities as an asset class. Coupled with a positive shorter-term cyclical picture, valuations are reasonable on most measures particularly when compared with areas of the bond market.

Within our regional allocations to equities, we have been reducing our exposure to the UK in favor of continental Europe. A more activist ECB, a falling oil price, a weaker euro, and the diminishing talk of austerity have been encouraging us back into European stocks for the first time since early 2013. In contrast, the UK has already experienced its fair share of positive growth surprises, and expectations are perhaps too high.

In the US, our current allocation poses a conundrum: the economy continues to exhibit macro momentum and fundamentals have been notably strong. However, monetary policy considerations potentially put a cap on market growth. We may be inclined to add to Europe at the expense of the US. The relative behavior of the two central banks will be an important determinant of what we do and when.

Looking ahead, we believe markets will be shaped by significant divergences in growth and policy during 2015, and we would therefore expect more volatility and less correlation between asset classes than in recent years. We see scope for positive growth surprises in the months ahead as the impact of monetary policy and weaker oil prices kicks in and the drag from fiscal tightening eases.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

All Asset Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2015				Since
	NASDAQ	Six	One	inception
At NAV	symbol	months	year	(3/30/2012)*
Class A	HGAAX	0.59%	4.47%	4.65%
Class C	HGACX	0.26	3.78	3.87
Class I	HGAIX	0.75	4.74	4.93
With sales charge
Class A		-5.23%	-1.52%	2.50%
Class C		-0.74	3.78	3.87
Index
3-month LIBOR USD		0.12%	0.23%	0.31%
MSCI World Index		-1.17	7.58	11.94

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.33%, 2.07% and 1.02%, respectively. However, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.60% of the Fund’s average daily net assets, which is in effect until July 31, 2020. With respect to investments in affiliated underlying funds, the Fund’s adviser has contractually agreed to reduce or waive the Fund’s management fee to limit the combined management fees paid to the adviser for those assets to the greater of 1.00% or the affiliated underlying fund’s management fee. Indirect net expenses associated with the Fund’s investments in underlying investment companies are not subject to the contractual waiver. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. 3-Month LIBOR (London Interbank Offered Rate) USD is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Dividend & Income Builder Fund

For the majority of 2014, global equity markets performed well. It was another strong year for dividend investors, as global dividends grew 8% with countries such as the US growing dividends at double digit rates. The US equity market was amongst the strongest performers globally, as economic data proved resilient such that the Federal Reserve began to hint of interest rate increases in the coming year. This outperformance was reversed in January as companies began reporting earnings downgrades caused by the strong US dollar. Elsewhere, the European Central Bank announced a quantitative easing program that, while expected, exceeded expectations in size and scope.

For the reporting period ended January 31, 2015, the Fund returned -1.75% (Class A at NAV) versus the benchmark, MSCI World Index, which posted a return of -1.17%. The Fund continued to meet its income objectives over the period. Performance relative to the benchmark was held back by a structural underweight to the US (where dividends are typically lower). The Fund made gains in Japanese and Australian holdings, particularly in the financials sector as well as European telecommunications.

Among the best performers was Japanese pharmaceutical company Takeda, where expectations that the company can reduce duplicate costs and approach a peer group margin have grown. Also

Top 10 long-term holdings* (at January 31, 2015)
As a percentage
Security	of net assets
Roche Holding AG	2.2%
Orange S.A.	2.2
Novartis AG	2.1
Takeda Pharmaceutical Co., Ltd.	2.0
WPP plc	1.9
BCE, Inc.	1.9
Imperial Tobacco Group plc	1.8
Baxter International, Inc.	1.8
Bayer AG	1.7
Zurich Insurance Group AG	1.7

among the top performers was Imperial Tobacco. If the acquisition of Lorillard by Reynolds is approved by shareholders, Imperial Tobacco may further benefit from acquiring US assets divested as part of the transaction. This could give Imperial Tobacco a roughly 10% market share in the US along with opportunities for cost cutting.

In the equity allocation, the Fund continues to seek companies with both above-average yield and dividend growth. The equity allocation remained over 80% of the Fund, reflecting our current bias towards equities over bonds. While corporate earnings growth has remained mixed in recent years, dividend growth has proven more consistent. In comparison to other asset classes such as government or corporate bonds, it is our view that equities continue to look like a good value, especially given the prospects for ongoing dividend growth. In the fixed income allocation, we prefer credit over interest rate risk. We plan to continue our strategy of investing in high quality names with attractive coupons.

Inflation has reached record lows in many developed economies, with government bond yields continuing to fall as investors’ “price-in” the monetary stimulus in Europe and delays to interest rate increases elsewhere. Equities, therefore, remain an attractive source of income for investors in many markets. In addition, over the long term, dividends and dividend growth provide a significant proportion of an investor’s total equity return, and offer a compelling basis for valuing companies.

The outlook for dividend growth in local currencies remains encouraging – companies are increasingly focused on returning cash to shareholders and have strong (in many cases, net cash) balance sheets. The strength of the dollar, however, means that in US dollar terms the dividend growth will likely be more subdued for the Fund than in 2014.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Dividend & Income Builder Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2015				Since
	NASDAQ	Six	One	inception
At NAV	symbol	months	year	(8/1/2012)
Class A	HDAVX	-1.75%	4.46%	11.03%
Class C	HDCVX	-2.20	3.62	10.19
Class I	HDIVX	-1.70	4.64	11.25
With sales charge
Class A		-6.65%	-0.76%	8.77%
Class C		-3.20	3.62	10.19
Index
MSCI World Index		-1.17%	7.58%	15.40%

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.00%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.95%, 2.69% and 1.67%, respectively. However, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.05% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Emerging Markets Opportunities Fund

Throughout the period, developed market equities outperformed the emerging markets. Sharp drops in the price of oil and a steep rise in the US dollar led to a general lack of investor confidence in commodity demand and the performance of the asset class fell into negative territory towards the end of the period.

The strength of the US dollar and expectations of rising US interest rates had a significant impact on currencies and portfolios priced in US dollars across the emerging markets; for example, approximately half the local currency returns in southeast Asian markets were offset by significant currency weakness. US dollar strength could be a multiple year trend for some emerging markets but, not all. China pegs its currency to the US dollar and views it as in equilibrium and many of the other Asian markets are still running healthy current account surpluses (Korea and Taiwan for example). Latin American equities had a particularly difficult time over the period, underperforming their emerging market counterparts as declining commodity prices and a stronger US dollar raised questions over the region’s economic growth outlook. Elsewhere, continued geopolitical concerns in the Middle East and Ukraine dominated news flow in the Emerging Europe, Middle East and Africa (EMEA) region.

Top 10 long-term holdings* (at January 31, 2015)
As a percentage
Security	of net assets
Taiwan Semiconductor
Manufacturing Co., Ltd.	5.0%
Agricultural Bank of China Ltd., Class H	4.7
Tata Motors, Ltd., ADR	4.3
Baidu, Inc., ADR	4.1
Huaneng Power International, Inc., Class H	3.5
Samsung Fire & Marine Insurance Co., Ltd.	3.2
CTBC Financial Holding Co., Ltd.	3.2
SK Hynix, Inc.	3.2
Brilliance China Automotive Holdings, Ltd.	3.0
Ayala Corp.	3.0

For the reporting period ended January 31, 2015, the Fund returned -8.66% (Class A at NAV) versus the benchmark, MSCI Emerging Markets Index, which posted a return of -8.92%. The Asian sub-portfolio was the strongest performer both in terms of asset allocation and stock selection. The standout region was China/Hong Kong which saw gains driven by positive sentiment in the A-share market which strongly impacted the financial sector, which had been lagging for a couple of years. The turnaround in sentiment is hard to pinpoint but overall a more positive view on the structural reform agenda the government has in place is a key driver. Both EMEA and Latin America struggled to make gains as macro events dominated individual company performance.

We have been very mindful of the risks and challenges faced by the emerging markets bloc with regards to geopolitical events, commodities and currencies. Over the period, the Fund moderately increased its allocation to EMEA, while the allocation to Asia grew on the back of market movements and Latin America naturally fell into an underweight. We believed that our approach to stock selection and focus on the growth of the Asian region would help to add value in a difficult period for the asset class.

We see some of the biggest risks to emerging markets equities in 2015 being found in further geopolitical destabilization in the Middle East and Ukraine as well as prolonged commodity price uncertainty. However, valuations in many emerging market countries are relatively low and economies still have the potential to grow faster than the developed world. We continue to believe an active approach to investing in emerging markets equities is needed as market overreactions to broad-based headline events are a continued source for selective stock opportunity.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Emerging Markets Opportunities Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2015					Since
	NASDAQ	Six	One	Three	inception
At NAV	symbol	months	year	years*	(12/31/2010)*
Class A	HEMAX	-8.66%	4.79%	3.07%	-2.05%
Class C	HEMCX	-9.05	4.05	2.31	-2.79
Class I	HEMIX	-8.69	5.06	3.32	-1.83
With sales charge
Class A		-13.92%	-1.21%	1.07%	-3.46%
Class C		-10.05	4.05	2.31	-2.79
Index
MSCI Emerging Markets Index		-8.92%	5.61%	0.94%	-1.58%

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.97%, 2.74% and 1.66%, respectively. However, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.54% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

European Focus Fund

It was a volatile period for European markets which were initially held back by mixed global economic data as well as ongoing geopolitical tensions between Russia and the West, an increased level of conflict in Israel and the Ebola outbreak. Scotland’s vote in September to stay in the UK did allay fears of any potential negative European implications on the back of a potential ‘no’ vote. A short-term rally during the second half of October and throughout November was followed by the region being weighed down once again by deflationary fears, slowing German growth and the re-emergence of a possible Greek exit from the euro. The euro continued its relative decline throughout the period and the precipitous fall in the price of oil weighed heavily on the energy sector; however, companies were encouraged by the prospect of lower prices helping consumers and reducing costs for many industries, although being clearly bad for producers. January saw the Swiss National Bank abandon its currency peg to the euro which sent further shockwaves through markets and led the Swiss franc over 15% higher versus the euro. Syriza, the Greek anti-austerity party, was voted into government and European investors got their wish as the European Central Bank (ECB) introduced a much anticipated quantitative easing (QE) program, driving equity prices higher in the region. While the situation in Greece highlighted the political risks that are

Top 10 long-term holdings* (at January 31, 2015)
As a percentage
Security	of net assets
ProSiebenSat.1 Media AG	4.0%
Rexel S.A.	3.7
Teva Pharmaceutical Industries, Ltd., ADR	3.3
AA, Ltd.	3.2
Barclays plc	3.0
Renault S.A.	2.8
Roche Holding AG	2.7
Publicis Groupe	2.7
Continental AG	2.6
ASML Holding N.V.	2.4

prevalent in Europe, the ECB action was a necessary component for Europe’s progression during 2015.

For the reporting period ended January 31, 2015, the Fund returned -3.95% (class A at NAV) versus the benchmark, MSCI Europe Index, which posted a return of -7.48%. A reduced commonality to the category helped relative Fund performance, which was led by the overweight positions to consumer discretionary, industrials and information technology. Highlights of outperformance included ProSiebenSat.1 Media, AA and ASML.

Holdings in media, advertising and industrials were increased as we believe, for the price, the risk is justified. We continued to avoid consumer staples because of the perception of overvalued companies; they are good businesses but are not candidates for the Fund at current prices. Among the newer purchases during the period were electrical equipment distributor, Rexel, Spanish infrastructure construction company, Obrascon, business information provider, Informa, national cable and satellite company, Liberty Global, and home product store, Kingfisher - which sells a range of home improvement consumer goods predominantly in the UK and France. Sales included the financial companies HSBC, Societe Generale and UniCredit.

Despite the economic and political uncertainties that remain, we believe that the ECB’s commitment to a large and sustained QE program and the lower price of oil price and euro are the main factors that should provide a good environment for European progression during 2015. We are mindful that valuations in the region are “pricing-in” little to no recovery and there could be significant opportunities – particularly within overly dismissed companies which are more cyclical and/or discretionary consumer spending.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

European Focus Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2015							Since
	NASDAQ	Six	One	Three	Five	Ten	inception
At NAV	symbol	months	year	years*	years*	years*	(8/31/2001)*
Class A	HFEAX	-3.95%	-0.18%	12.90%	9.99%	9.67%	15.73%
Class B	HFEBX	-4.40	-1.05	11.95	9.10	9.00	15.23
Class C	HFECX	-4.34	-0.92	12.02	9.15	8.84	14.87
Class I**	HFEIX	-3.85	0.07	13.21	10.29	9.84	15.87
With sales charge
Class A		-9.47%	-5.92%	10.69%	8.70%	9.02%	15.23%
Class B		-9.40	-5.05	11.14	8.96	9.00	15.23
Class C		-5.34	-0.92	12.02	9.15	8.84	14.87
Index
MSCI Europe Index		-7.48%	-1.89%	10.80%	7.20%	5.40%	6.32%

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.37%, 2.19%, 2.14% and 1.11% respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Global Equity Income Fund

Global economic growth was stronger in 2014 than had been anticipated, although the rate of growth remains low relative to recent history. Growth expectations were downgraded as the year progressed, which resulted in a more challenging competitive environment and lower profitability than both companies and investors originally expected. However, in this moderate growth environment, global dividend growth has continued to be strong, with global dividends rising 8%. Companies are increasingly recognizing the value in returning cash to shareholders, particularly in countries such as the US where dividends grew 11% in 2014. We have also seen evidence of this at the portfolio level. For example, Cisco, which prior to 2011 chose not to pay a dividend, increased its dividend a further 12% in 2014.

For the reporting period ended January 31, 2015, the Fund returned -3.76% (Class A at NAV) versus the benchmark, MSCI World Index, which posted a return of -1.17%. The Fund continued to meet its high earned income objectives over the period. During the latter half of 2014 the Fund suffered a headwind in terms of the strengthening of the US dollar relative to most other currencies; the Fund is global with a foreign bias and therefore has the majority of its assets outside the US. Underlying that, however, the Fund had strong performance (in local terms) from

Top 10 long-term holdings* (at January 31, 2015)
As a percentage
Security	of net assets
Reynolds American, Inc.	2.6%
Orange S.A.	2.4
Sodexo S.A.	2.4
Compass Group plc	2.3
BT Group plc	2.3
HSBC Holdings plc	2.2
Vodafone Group plc	2.2
Verizon Communications, Inc.	2.1
SK Telecom Co., Ltd., ADR	2.1
Novartis AG	2.1

the UK holdings which significantly outperformed the domestic indices there. The Fund also outperformed in Australia, where we had less exposure to mining and commodity companies and more local economically sensitive companies (such as Premier Investments) which did well over the period.Elsewhere, the European exposure was low for most of the period and stock selection was strong, notably in Germany, Switzerland and Denmark.

The Fund has broad sector exposure across the portfolio. A favored area currently is in telecommunications where we are finding not only a strong secular theme but also relatively attractive valuations and dividend yields. In telecommunications, the trends are fairly global where more users are adopting smart phones and therefore using the internet more heavily. Data has been increasing and this creates the opportunity to increase revenue per customer. We decreased exposure to energy and mining towards the end of 2014 as a result of the falling commodity price environment. Regionally we are beginning to increase our investments in Europe by reducing the UK exposure.

Our strategy of seeking a high dividend yield naturally draws us to markets which are higher yielding, such as the UK and Europe. Looking into 2015 we are optimistic that this preference will leave the Fund well positioned – monetary conditions in Europe are easing, currency weakness could boost earnings for global companies and real wage growth is beginning to come through in countries such as the UK. Valuations in the UK and Europe also continue to look attractive relative to US peers.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Global Equity Income Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2015						Since
	NASDAQ	Six	One	Three	Five	inception
At NAV	symbol	months	year	years*	years*	(11/30/2006)*
Class A	HFQAX	-3.76%	3.98%	10.50%	8.36%	3.93%
Class C	HFQCX	-4.26	3.10	9.64	7.51	3.15
Class I**	HFQIX	-3.75	4.23	10.77	8.63	4.13
With sales charge
Class A		-9.30%	-2.02%	8.33%	7.07%	3.18%
Class C		-5.26	3.10	9.64	7.51	3.15
Index
MSCI World Index		-1.17%	7.58%	13.54%	11.34%	4.49%
MSCI World High Dividend Yield Index		-4.27	6.18	12.23	10.91	3.87

* Average annual return

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.18%, 1.93% and 0.92%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.15% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers during those periods, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World High Dividend Yield Index aims to objectively reflect the high dividend yield opportunity set within select MSCI World Index. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Global Technology Fund

Global equity market volatility was high during the reporting period in which technology outperformed the broader market. Following an initial market correction in early August, equities recovered. However, by September, concerns over global growth and the direction of central bank policies led to a market sell-off and a significant rise in investor tension. Investors remained concerned over the resilience of global growth, geopolitical concerns and the decline in commodity prices, particularly oil, played an important role in share price action. During the end of 2014, the US continued its outperformance of global equity markets as a result of strong economic data and a largely positive company results season. There has been broad strength across European regions at the start of 2015 after the European Central Bank announcement of the increased quantitative easing program. However, in the US, incrementally weaker gross domestic product growth, coupled with an already highly valued equity market, saw equity markets lag on a relative basis and weighed on the technology sector.

For the reporting period ended January 31, 2015, the Fund returned 2.11% (Class A at NAV) versus the benchmark, MSCI AC World Information Technology Index, which posted a return of 3.18%. At the sector level, the underweight position and stock selection within technology hardware storage & peripherals,

Top 10 long-term holdings* (at January 31, 2015)
As a percentage
Security	of net assets
Apple, Inc.	7.0%
Western Digital Corp.	3.2
Baidu, Inc., ADR	3.1
SK Hynix, Inc.	3.1
Fidelity National Information Services, Inc.	2.3
MasterCard, Inc., Class A	2.2
Facebook, Inc., Class A	2.2
NXP Semiconductor N.V.	2.2
NetEase.com, Inc., ADR	2.2
Visa, Inc., A Shares	2.1

and stock selection within internet software & services were the main drags on performance. At the stock level, the main detractors on a relative basis were Apple (which remained the largest position in the Fund, but a significantly larger index constituent and outperformed throughout the year), Web.com and Pandora Media. Stock selection within the IT services and software industries were the main positive contributors to performance with individual stock performers being NetEase, Avago Technologies and NXP Semiconductors.

Activity during the period included the sale of Fiserv in favor of Fidelity National Information, the latter being exposed to similar growth drivers but trading on a relative discount. NGK Spark Plug was added given its strong position in sensor markets and Broadcom was bought as the stock’s prospects look favorable following the exit of its baseband business. A position was added in YY, the Chinese social network, as monetization of its user base has driven revenue growth. We sold out of Infineon due to a lack of operating leverage and acquisition integration risk and initiated a position in CDW, a high quality distributor in the US, based on its competitive position and attractive valuation.

While further rounds of global quantitative easing are occurring, the uncertain economic environment continues to curtail capital spending. In addition, the strengthening dollar is proving an increasing headwind for US technology companies. While technology companies remain cheap relative to the market, these headwinds may mean that in the short term technology stocks will struggle to outperform the overall market. Longer term, the technology sector remains attractive given its structurally higher earnings growth rate and strong balance sheets.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Global Technology Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2015							Since
	NASDAQ	Six	One	Three	Five	Ten	inception
At NAV	symbol	months	year	years*	years*	years*	(8/31/2001)*
Class A	HFGAX	2.11%	5.72%	12.92%	13.32%	9.67%	8.65%
Class B	HFGBX	1.70	4.87	11.99	12.40	9.00	8.20
Class C	HFGCX	1.75	4.92	12.06	12.46	8.85	7.86
Class I**	HFGIX	2.31	6.03	13.24	13.61	9.85	8.79
With sales charge
Class A		-3.77%	-0.36%	10.70%	11.98%	9.03%	8.18%
Class B		-3.30	0.87	11.19	12.28	9.00	8.20
Class C		0.75	4.92	12.06	12.46	8.85	7.86
Index
MSCI AC World IT Index		3.18%	16.23%	15.71%	13.72%	8.26%	6.12%
S&P 500		4.37	14.22	17.45	15.59	7.61	6.39

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.35%, 2.16%, 2.12% and 1.10%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The MSCI AC World IT Index is a free float adjusted market capitalization weighted index designed to measure the equity market performance of the Information Technology stocks within the MSCI AC World Index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

High Yield Opportunities Fund

The high yield (HY) market took a turn for the worse in the third quarter of 2014, a trend that continued for the remainder of the year and led to US HY bonds underperforming leveraged loans and other parts of the fixed income universe including investment grade corporates and 10-year Treasuries. Double B rated bonds and single B rated bonds outperformed triple C rated bonds, defensive industries outperformed cyclicals and natural resource based companies underperformed the category. The decline in the energy sector, which accounts for 14% of the benchmark, dragged down the US HY market over the majority of the period, although the energy sector drag on the HY market abated somewhat in January.

The reporting period contained some notable events. First, December was an epic month in the history of the HY market with record low issuance, high volatility, the fourth largest default ever (Caesars Entertainment Operating Co) and one of the largest retail outflows ever. This was mostly driven by the energy sector and highlighted the growing differences between the US HY market and the European HY market. Second, in January, for the first time since 2008, the volume of new issuance generated in the HY and leveraged loan markets for acquisitions exceeded the amount raised for refinancing. January was somewhat of a return to

Top 10 long-term holdings* (at January 31, 2015)
As a percentage
Security	of net assets
Ally Financial, Inc. 7%, 03/02/15	4.0%
General Motors Financial Co., Inc.	2.2
Calpine Corp.	2.1
CHS/Community Health Systems, Inc.	2.1
CCOH Safari LLC	2.0
Kindred Escrow Corp. II	2.0
ILFC E-Capital Trust II	2.0
RCN Telecom Services LLC	2.0
MGM Resorts International	2.0
Post Holdings, Inc.	1.9

normalcy compared to December as retail flows turned positive and new issuance picked up as the asset class benefitted from the European Central Bank (ECB) rates action.

For the reporting period ended January 31, 2015, the Fund returned -0.81% (class A at NAV) versus the benchmark, Bank of America Merrill Lynch US High Yield Master II Constrained Index, which posted a return of -0.99%. In addition to credit selection, relative performance was aided by the credit upgrade process given our views on liquidity and valuation within the HY market. We reduced exposure to triple C’s and increased double B’s and targeted a holding of 10% in secured leveraged loans; the loans exposure having the dual effect of upgrading the credit quality of the portfolio while also giving us some interest rate protection. Our energy exposure was underweight entering the final quarter of the year which helped relative performance.

We have undertaken a credit upgrade process given our views on liquidity and valuation within the HY market. While we do not see an imminent risk of defaults due to degradation of credit fundamentals (except for the energy sector), we think it is appropriate to upgrade the portfolio before fundamentals begin to deteriorate given the valuations, low yields and challenging trading liquidity. By the end of January, our weighted average yield (i.e. the total yield on the portfolio, divided by the number of bonds, weighted for the size of each bond) and spread-to-worst (i.e. the difference in overall returns between two different classes of securities, or between different representative securities in the same class) were slightly below the benchmark. We have also reduced and upgraded the credit quality of our energy holdings, particularly in the exploration and production sub-sector.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

High Yield Opportunities Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2015				Since
	NASDAQ	Six	One	inception
At NAV	symbol	months	year	(4/30/2013)*
Class A	HYOAX	-0.81%	2.95%	5.96%
Class C	HYOCX	-1.10	2.27	5.21
Class I	HYOIX	-0.61	3.28	6.25
With sales charge
Class A		-5.55%	-1.92%	3.06%
Class C		-2.10	2.27	5.21
Index
BofAML US High Yield Master II Constrained Index		-0.99%	2.45%	3.26%

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.68%, 2.45% and 1.38%, respectively. However, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.85% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

International Long/Short Equity Fund

The Fund was launched on December 9, 2014 against a volatile market backdrop with December seeing heightened unease in international equity markets and investor concerns about the resilience of global growth, European deflation and the end of quantitative easing (QE) in the US. Economic data in Japan was negative and disappointed again in January with weaker than expected GDP numbers. In emerging markets, weak economic data in China led to the first interest rate cut in two years as well as injections into the banking system.

January proved more diverse for global markets with broad strength across European regions after the European Central Bank (ECB) introduced a much anticipated QE program. In the US, incrementally weaker GDP growth, coupled with an already highly valued equity market, saw equity markets lag on a relative basis. With the exception of precious metals, commodities (especially oil) continued to fall amidst evidence of oversupply and weak demand. The Shanghai Composite was notable for its weakness, given the rally seen in late 2014, after the China Securities Regulatory Commission banned the country’s three largest brokerages from opening new margin accounts in an effort to quell risky lending practices. There was heightened currency volatility early in January as the Swiss National Bank

Top 10 long-term holdings* (at January 31, 2015)
As a percentage
Security	of net assets
ProSiebenSat.1 Media AG	3.3%
Lundin Petroleum AB	3.2
Teva Pharmaceutical Industries, Ltd., ADR	3.0
Mitsubishi Heavy Industries, Ltd.	2.8
Obrascon Huarte Lain S.A.	2.3
Nippon Telegraph and Telephone Corp.	2.3
Platinum Group Metals, Ltd.	2.1
JGC Corp.	2.1
Fanuc, Ltd.	2.0
Seven & I Holdings Co., Ltd.	2.0

unexpectedly abandoned its currency peg to the euro, sending shockwaves through markets and the Swiss franc down 21.5% versus the US dollar on the day of the announcement.

For the reporting period (since inception) ended January 31, 2015, the Fund returned -2.20% (class A at NAV) versus the benchmark, MSCI EAFE Index (USD Hedged), which posted a return of 2.58%.

The biggest drag on performance was the UK mid-cap strategy; specifically, Quindell, on the short-book, and Oxford Instruments, on the long-book, were the biggest detractors. The Japan strategy also struggled with Yamato Holdings and Sumco, both short positions, as the biggest detractors. Europe and Asia fared better with Europe leading the way with top contributions from Rexel, Renault and ProSienbenSat.1.Media - but these were outweighed by the UK and Japan shortfalls.

Although growth concerns remain, as well as potential political and macroeconomic surprises, we still prefer equities as an asset class and the international markets look attractive on many metrics. The Fund follows a fundamental, “bottom-up” stock selection process with an unconstrained approach to portfolio construction and, against the uncertain and fragile backdrop, stock selection remains key to finding investment opportunities.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

International Long/Short Equity Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2015		Since
	NASDAQ	inception
At NAV	symbol	(12/9/2014)
Class A	HLNAX	-2.20%
Class C	HLNCX	-2.30
Class I	HLNIX	-2.20
With sales charge
Class A		-7.82%
Class C		-3.30
Index
MSCI EAFE Index (USD Hedged)		2.58%

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares, inclusive of distribution and service fees and dividends and interest expense on securities sold short, are estimated to be 5.25%, 6.00% and 5.00%, respectively, for the Fund’s first full fiscal year. However, the Fund’s adviser has agreed to contractually waive its management fee and, if necessary, reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies and dividends and interest expense on securities sold short) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.50% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index (USD Hedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada, excluding the effect of currency translations. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

International Opportunities Fund

Global equity market volatility was high throughout the period. Following a period of recovery, concerns over global growth and the direction of central bank policies led to a market sell-off in September and a significant rise in investor tension. Despite a short-term rally in the second half of October and November, volatility rose again in December and continued through calendar year-end as investors worried over the resilience of global growth, European deflation and re-emergence of a possible Greek exit from the euro, geopolitical concerns, the spread of the Ebola virus and the end of quantitative easing (QE) in the US. The decline in commodity prices, particularly oil, played an important role in share price action leading most energy related stocks down. A surprise fall in third quarter gross domestic product (GDP) data led Japan into a technical recession. Prime Minister Abe called a snap election and, following reelection, postponed the next consumption tax hike. In emerging markets, weak economic data in China led to the first interest rate cut in two years as well as injections into the banking system. Broad strength across European regions and sectors was seen at the start of 2015 after the European Central Bank (ECB) introduced a much anticipated QE program, weakening the euro and driving equity prices higher in the region. Japan continued to struggle due to a weaker than expected GDP number. In the US,

Top 10 long-term holdings* (at January 31, 2015)
As a percentage
Security	of net assets
ProSiebenSat.1 Media AG	3.4%
Continental AG	3.4
Fresenius SE & Co., KGaA	3.2
Standard Life plc	3.0
Amadeus IT Holding S.A., A Shares	3.0
L’Oreal S.A.	3.0
Deutsche Post AG	3.0
Capita Group plc	2.9
Sodexo	2.9
Vodafone Group plc	2.9

incrementally weaker GDP growth coupled with an already highly valued equity market saw equity markets lag on a relative basis. There was weakness in the Shanghai Composite which followed the China Securities Regulatory Commission banning the country’s three largest brokerages from opening new margin accounts in an effort to quell risky lending practices. Currency volatility was heightened early in the month as the Swiss National Bank unexpectedly abandoned its currency peg to the euro, sending shockwaves through markets and the Swiss franc up over 15% versus the euro.

For the reporting period ending January 31, 2015, the Fund returned -0.02% (class A at NAV) versus the benchmark, MSCI EAFE Index, which posted a return of -6.88%. Although the second half of 2014 was broadly positive for each geographic sub-portfolio, allocation to specific regions was a clear positive over the period. Exposure to Europe was initially reduced and Japan and Asia both increased at opportune times. The pitch of the Fund was altered towards the end of 2014 and into 2015 as allocation to the Japan, Asia and Global Growth sub-portfolios were all reduced in favor of the pan-European sub-portfolio. Exposure to the region was initially increased due to the prospect of an eventual growth surprise and being conscious that the Fund was light versus the benchmark. The increase to the pan-European sub-portfolio is due to our anticipation of greater potential at the more cyclical end of Europe. We believe that investors are still skeptical as to whether growth will come from Europe and that the evidence will build, thereby increasing Europe’s popularity.

Although growth concerns remain, as well as potential political and macroeconomic surprises, international equities look attractive on many metrics. There is scope for positive growth surprises as the impact of monetary policy and weaker oil prices kick in and the drag from fiscal tightening eases. However, against the uncertain and fragile backdrop, stock selection remains key to finding investment opportunities.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

International Opportunities Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2015							Since
	NASDAQ	Six	One	Three	Five	Ten	inception
At NAV	symbol	months	year	years*	years*	years*	(8/31/2001)*
Class A	HFOAX	-0.02%	3.54%	12.65%	7.56%	6.91%	9.70%
Class B	HFOBX	-0.44	2.69	11.72	6.68	6.26	9.23
Class C	HFOCX	-0.43	2.73	11.77	6.73	6.10	8.88
Class R**	HFORX	-0.17	3.25	12.28	7.22	6.61	9.41
Class I***	HFOIX	0.12	3.84	12.98	7.85	7.08	9.84
With sales charge
Class A		-5.78%	-2.41%	10.46%	6.29%	6.28%	9.22%
Class B		-5.44	-1.31	10.91	6.53	6.26	9.23
Class C		-1.43	2.73	11.77	6.73	6.10	8.88
Index
MSCI EAFE Index		-6.88%	0.01%	9.81%	6.87%	5.15%	6.09%

* Average annual return.

** Class R shares commenced operations on September 30, 2005. The performance for Class R shares for the period prior to September 30, 2005 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%.

*** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C, R and I shares are 1.39%, 2.20%, 2.16%, 1.67% and 1.11% respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

International Select Equity Fund

The concluding months of 2014 saw heightened unease as international equity markets continued on a downward trend as investors worried over the resilience of global growth, European deflation anxieties, geopolitical tensions, and the end of quantitative easing (QE) in the US. The continued decline in commodity prices, particularly oil, played an important role in share price action, leading most energy related stocks down and sparking debate as to the potential benefits and costs across regions, countries, sectors and stocks. This uncertainty continued into 2015 as the Swiss National Bank unexpectedly abandoned its currency peg to the euro, sending the Swiss franc up over 15% versus the euro and correspondingly pummeling Swiss listed equities. In a reversal of 2014, US equities started the year as the weakest market, while Europe delivered one of the best returns as investors finally got their wish for further monetary stimulus as the European Central Bank (ECB) introduced a much anticipated QE program.

The International Select Equity Fund was launched on September 30, 2014. For the reporting period (since inception) ended January 31, 2015, the Fund returned -3.50% (Class A at NAV) versus the benchmark, MSCI EAFE Index, which posted a return of -3.05%.

Looking at performance relative to the benchmark, by region, it was holdings in Japan that proved the most challenging, with positions in the UK, continental Europe, Asia Pacific and Canada all adding value. By

Top 10 long-term holdings* (at January 31, 2015)
As a percentage
Security	of net assets
Cie Generale des Etablissements Michelin	3.2%
Tsuruha Holdings, Inc.	3.2
WPP plc	3.2
Gildan Activewear, Inc.	3.2
FUJIFILM Holdings Corp.	3.1
Novartis AG	3.1
Rexel S.A.	3.1
Alcatel-Lucent	3.1
AIA Group, Ltd.	3.1
CTT-Correios de Portugal S.A.	3.0

sector, holdings in utilities and financials detracted from returns, while selections in information technology and consumer discretionary added value. In Japan, the oil price decline put pressure on Japanese pump manufacturer Ebara, although its business is more downstream focused and new oil and gas projects represent only 12% of sales. Concerns over Russian demand and the weak currency also weighed on Japan Tobacco. This more than offset a positive contribution from dispensing chemist Tsuruha, which continued to receive earnings upgrades on expectations for further mergers and acquisitions. Within the utilities sector, the position in RWE had a negative impact on performance as weak power prices and a possible delay to the sale of their upstream oil and gas business weighed on the share price. Within the technology sector in Europe, French telecom equipment manufacturer Alcatel-Lucent rallied after beating third quarter earnings expectations. In the consumer discretionary sector, Italian media company Mediaset performed well on better than expected earnings and evidence that the Italian advertising environment is improving.

The newest positions added included Grifols and Orange. Plasma derivative manufacturer Grifols is operating in a growing industry driven by increased penetration and new users for their proteins. European mobile telephone companies are undergoing significant restructuring, rationalization and consolidation after a period of unprofitable activity. As a result we believe Orange should benefit from a more benign pricing environment.

We remain broadly positive on the outlook for equities based on the continued strength of US economic growth, the continued low interest rate environment, political momentum behind the Japanese recovery and the roll out of QE. Our broad optimism remains tempered by numerous uncertainties around macroeconomic and geopolitical risk; especially a potential Greek exit from the Eurozone. However, focusing as we do on “bottom-up” company dynamics, we see many investment opportunities, and uncertain political and macroeconomic surprises have historically provided us with opportunities to invest at attractive valuations.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

International Select Equity Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2015		Since
	NASDAQ	inception
At NAV	symbol	(9/30/2014)
Class A	HSQAX	-3.50%
Class C	HSQCX	-3.70
Class I	HSQIX	-3.40
With sales charge
Class A		-9.05%
Class C		-4.70
Index
MSCI EAFE Index		-3.05%

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are estimated to be 2.63%, 3.38% and 2.38%, respectively, for the Fund’s first full fiscal year. However, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.89% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index (USD Hedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada, excluding the effect of currency translation. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Strategic Income Fund

2014 was an unusual year in that fixed income market performance was driven by duration (interest rate sensitivity) rather than by credit spreads. The same themes have continued in 2015; a persistent deficiency of aggregate demand in the global economy, which was subsequently exaggerated by the falling price of oil. An environment of low growth, low inflation, low defaults and relatively low volatility is of course highly favorable for bond investors. We continue to see investors grab for long dated fixed rate bonds to protect themselves in this deflationary environment. President Draghi of the European Central Bank (ECB) managed to exceed investor expectations with his long awaited European quantitative easing (QE) program – this spurred bond prices higher and the euro lower. Europe appears to be in slightly better shape with activity picking up, most notably in Spain. A number of countries have cut interest rates around the world accepting the weaker demand environment, the stronger dollar and the need for a competitive exchange rate.

The Fund continues to perform well against this backdrop. For the reporting period ended January 31, 2015, the Fund returned 3.51% (Class A at NAV) versus the benchmark, 3-Month LIBOR (USD), which posted a return of 0.12%. The long-dated financial book performed very well, being long-dated insurance bonds and legacy tier-1 bank bonds. Long-dated industrial investment grade bonds also performed well, while the shorter-dated industrial

Top 10 long-term holdings* (at January 31, 2015)
As a percentage
Security	of net assets
United States Treasury Note	7.3%
Orange S.A.	2.0
Compass Group plc	1.7
CCO Holdings LLC	1.7
Heathrow Funding, Ltd.	1.6
Iron Mountain, Inc.	1.6
Sodexo	1.5
Philip Morris International, Inc.	1.5
Procter & Gamble Co.	1.5
Imperial Tobacco Finance plc	1.5

high yield book performed reasonably well. New high yield deals have been well received but the new issue premium is waning. Stock selection was strong and we avoided many of the problems that other funds had as part of the strategy’s philosophy by consistently avoiding energy, retail and food.

We continue to focus on a number of investment themes regarding the macro environment which is to take the yield (sensible carry) and to exercise caution by lending to large non-cyclical businesses. In addition, we continue to favor the banking and insurance industries, which, although cyclical, are becoming heavily regulated to the benefit of bondholders. Currently there isn’t much growth or inflation, defaults are low with the exception of the energy sector and volatility is fairly muted which creates an overall environment very supportive for credit. Lending to large, non-cyclical, reasonably levered businesses like Iron Mountain, HCA, SCI or Orange with a focus on sensible carry should get us through this year. We remain very selective when considering new deals to potentially add to the portfolio as it feels somewhat late in an elongated credit cycle.

We think that income will be the primary driver of returns going forward with limited opportunity for capital appreciation in the bond market. With the expectation that defaults will remain at a historically low level, lower rated areas of the credit market continue to provide the potential for the most attractive returns in the fixed income universe. We are coming to the end of a very long cycle and this year we are protective of what we hold and protective of our clients’ money. We continue to be confident in maintaining the Fund’s current distribution levels.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Strategic Income Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2015							Since
	NASDAQ	Six	One	Three	Five	Ten	inception
At NAV	symbol	months	year	years*	years*	years*	(9/30/2003)*
Class A	HFAAX	3.51%	6.62%	7.33%	6.41%	4.27%	5.56%
Class B	HFABX	3.06	5.85	6.49	5.62	3.68	5.03
Class C	HFACX	3.14	5.87	6.50	5.62	3.45	4.75
Class I**	HFAIX	3.65	7.03	7.58	6.61	4.36	5.65
With sales charge
Class A		-1.46%	1.59%	5.59%	5.38%	3.76%	5.11%
Class B		-1.94	1.85	5.60	5.46	3.68	5.03
Class C		2.14	5.87	6.50	5.62	3.45	4.75
Index
50% ML Global High Yield /
50% ML Global Corporate Index
(USD hedged)		1.44%	5.55%	7.71%	8.01%	6.93%	7.17%
Barclays Global Agg
Credit USD Hedged		4.48	8.34	5.77	5.94	5.19	5.14
3-month LIBOR USD		0.12	0.23	0.33	0.33	2.00	1.92

* Average annual return.

** Class I shares commenced operations on April 29, 2011. The performance for Class I shares for the period prior to April 29, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.36%, 2.16%, 2.12% and 1.08%, respectively. However, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.85% of the Fund’s average daily net assets, which will remain in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Bank of America Merrill Lynch (“ML”) Global Corporate Index (USD-hedged) tracks the performance of developed market investment grade corporate debt publicly issued in the major US and Eurobond markets. The Bank of America Merrill Lynch (“ML”) Global High Yield Index tracks the performance of US dollar, Canadian Dollar, British sterling and euro denominated developed market below investment grade corporate debt publicly issued in the major US or Eurobond markets. The Barclays Capital Global Aggregate Credit (USD hedged) Index is a broad-based measure of the global investment-grade and high yield fixed-rate markets. 3-Month LIBOR (London Interbank Offered Rate) USD is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Unconstrained Bond Fund

The period was characterized by falling oil prices, a strengthening US dollar, and a collapse in developed market government bond yields (resulting in higher prices). Longer maturity government bonds performed particularly well on fears that global disinflationary pressures were intensifying, and that interest rates may not return to historical norms. Corporate bond (credit) markets underperformed government equivalents, with US high yield and emerging market debt the major laggards.

For the reporting period ended January 31, 2015, the Fund returned -1.35% (Class A at NAV) versus the benchmark, 3-Month LIBOR (USD), which posted a return of 0.12%. The Fund delivered a negative return due to exposure to lower-rated corporate debt and the result of hedging the majority of interest rate risk (duration) in the underlying portfolio. As a result, the Fund did not participate in the strong rally seen in investment-grade corporate and government bond markets.

Government bond exposure was maintained at low levels with the fund holdings focused on Italian inflation-linked debt and Mexico. In addition, the Fund was positioned for yields to rise in the US and Australia, for higher inflation expectations in developed markets and for long-dated bonds to underperform those of shorter maturities (i.e. steeper yield curves). These positions detracted from return.

Top 10 long-term holdings* (at January 31, 2015)
As a percentage
Security	of net assets
Italy Buoni Poliennali Del Tesoro	9.3%
United States Treasury Note	3.1
Mexican Bonos	2.2
New Zealand Government Bond	1.8
German Residential Funding plc	1.1
Dalradian European CLO III BV	1.0
United Mexican States	1.0
Broadgate Financing plc	1.0
Money Partners Securities 4 plc	0.9
Granite Master Issuer plc	0.8

During the period, we reduced exposure to interest rate strategies and increased the duration of the portfolio, in recognition of the increased correlation between our interest rate positioning and other holdings in the portfolio.

With US economic data strong relative to Europe and Asia, active currency positions expecting the US dollar to appreciate versus the euro, yen, sterling and New Zealand dollar all performed well, adding significant value.

The allocation to floating rate asset-backed securities continued to perform robustly benefitting from the European Central Bank’s asset purchase program. The higher quality end of the corporate bond market also benefited from macro uncertainty as well as supportive supply/demand dynamics. However, the Fund’s holdings in lower-rated corporate bonds detracted from performance, especially US high yield, which were negatively impacted by the pace and magnitude of the falling oil price.

The asset allocation at the end of the period was 23% investment-grade corporate bonds, 20% in high yield corporate bonds, 17% variable coupon asset backed securities (ABS), 15% in inflation-linked government debt, 4% in emerging market government debt, 3% senior secured floating rate notes and the remainder in cash and bond market derivative instruments.

Bond markets are likely to be driven by divergent central bank policy in 2015 which we expect will provide further support for the US dollar, but may have negative implications for US interest rate markets, as well as emerging markets. As a result, we retain low exposure to government bond markets and little interest rate sensitivity (duration) in the Fund. We are cautiously optimistic on the outlook for credit markets given low default rates and accommodative monetary policy (particularly in Europe). Valuations in US and UK corporates look more attractive, albeit at low overall yield levels. While high yield valuations have improved, the falling oil price may increase volatility, particularly in the US and for the energy sector.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Unconstrained Bond Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2015				Since
	NASDAQ	Six	One	inception
At NAV	symbol	months	year	(12/20/2013)*
Class A	HUNAX	-1.35%	0.18%	0.34%
Class C	HUNCX	-1.70	-0.55	-0.39
Class I	HUNIX	-1.21	0.45	0.60
With sales charge
Class A		-6.02%	-4.58%	-3.95%
Class C		-2.70	-0.55	-0.39
Index
3-month LIBOR USD		0.12%	0.23%	0.26%
Barclays Multiverse Index		-3.62	-0.72	0.21

* Average annual return

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 2.34%, 3.08% and 2.08%, respectively. However, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.90% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Barclays Multiverse Index is a broad-based measure of the global fixed-income bond market. The index captures investment grade and high yield securities in all eligible currencies. 3-Month LIBOR (London Interbank Offered Rate) USD is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

US Growth Opportunities Fund

While the Eurozone is facing near recessionary conditions and China’s growth has slowed precipitously, the US economy is showing accelerating growth. The recovery has been broad based with strength in industrial production, retail sales and new durable goods orders. Supporting expectations for further growth in 2015, personal income is up, leading economic indicators have risen and consumer sentiment is at a post-recession high.

The dramatic drop in the price of oil, as well as other commodities, coupled with the lack of any demand-driven inflation metrics leads us to once again lower our inflation forecasts. Inflation globally is muted with most developed countries showing no inflation due to stagnant growth. Emerging markets, which once drove global inflation, are now exporting their deflation to the developed economies. In addition, health care costs, which had been growing at double digit rates, are beginning to decline due to the Affordable Care Act and the rise of high deductible policies. At some point, we anticipate the massive liquidity injections into our financial system from the Federal Reserve’s four year quantitative easing programs to translate into higher monetary velocity (and higher prices), but not in the near term.

The US Growth Opportunities Fund was launched on December 18, 2014. For the reporting period (since inception) ended January 31, 2015, the Fund

Top 10 long-term holdings* (at January 31, 2015)
As a percentage
Security	of net assets
Fiserv, Inc.	3.8%
Costco Wholesale Corp.	3.4
Walgreens Boots Alliance, Inc.	3.3
Tractor Supply Co.	3.2
MWI Veterinary Supply, Inc.	3.1
Starbucks Corp.	3.1
Danaher Corp.	3.1
The TJX Companies, Inc.	3.0
The Middleby Corp.	3.0
Cerner Corp.	2.9

returned -1.10% (Class A at NAV) versus the benchmark, Russell 3000 Growth Index, which posted a return of -1.64%. The Fund’s relative outperformance over the period was driven by stock selection within the consumer discretionary and energy sectors. Both Starbucks and Tractor Supply Company contributed to the consumer discretionary performance and within the energy sector Concho Resources performed strongly over the period.

The Fund is currently positioned to take advantage of increased consumer spending and an improving US economy; the Fund is overweight producer durables and has a large allocation to consumer discretionary.

Market valuation has been a constant source of debate throughout this six-year bull market run. We believe the US stock market is fairly valued offering returns in line with earnings growth. While corporate earnings have driven much of the appreciation, it is important to discern how much has been driven by price/earnings (PE) expansion. Utilities and staples are two notable sectors where the majority of the moves in 2014 have been due to expanding PE’s as investors sought high dividend paying securities in the face of declining bond yields.

Given the historically low interest rates, lack of inflation, acceleration of growth in earnings and the financial position of US companies, we feel our S&P 500 Index forecast for this year and at even higher levels in 2016 is appropriate leading to potential upside by year-end. While this may seem hopeful, when consensus gravitates toward mid-single digit returns for the year, the reality is typically different. The third year of a presidential cycle has historically been the strongest. But secondarily, the strength in the credit markets continue to surprise as investors globally are clamoring for yield in every sector but energy. This should continue to support buybacks and mergers and acquisitions which we feel should be positive for markets. This is not to say we won’t witness corrections, but we anticipate them being short lived.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

US Growth Opportunities Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2015		Since
	NASDAQ	inception
At NAV	symbol	(12/18/2014)
Class A	HGRAX	-1.10%
Class C	HGRCX	-1.20
Class I	HGRIX	-1.10
With sales charge
Class A		-6.79%
Class C		-2.20
Index
Russell 3000 Growth Index		-1.64%

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are estimated to be 2.78%, 3.53% and 2.53%, respectively, for the Fund’s first full fiscal year. However, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.95% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Russell 3000 Growth Index comprises companies that display signs of above average growth. The Index is used to provide a gauge of the performance of growth stocks in the US. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio of investments (unaudited)

All Asset Fund
January 31, 2015

		Value
Shares		(note 2)

Investment companies – 69.80%

	Alternatives – 10.18%
181,032	ASG Global Alternatives Fund	$2,080,056
171,658	Sprott Physical Gold Trust *	1,835,024
5,064	TIAA-CREF Asset
	Management Core Property
	Fund LP (a) (b)	2,553,554
		6,468,634

	Equity – 34.43%
124,850	Calamos Market Neutral
	Income Fund	1,586,850
55,333	Gateway Fund	1,617,944
95,774	Graphite Enterprise Trust plc	829,466
42,112	HarbourVest Global Private
	Equity Ltd *	535,875
195,046	Henderson Global Equity
	Income Fund (c)	1,533,063
55,502	Henderson Global Technology
	Fund (c) *	1,372,011
24,480	iShares Core High
	Dividend ETF	1,838,203
40,852	iShares MSCI EAFE Minimum
	Volatility Index Fund	2,621,064
30,652	iShares MSCI Emerging
	Markets Index Fund	1,196,041
29,514	iShares MSCI Emerging
	Markets Minimum
	Volatility ETF	1,691,152
15,822	iShares Russell 1000
	Value ETF	1,586,630
14,885	iShares Russell 2000
	Value ETF	1,449,055
37,401	NB Private Equity Partners Ltd	449,747
21,000	Pantheon International
	Participation plc *	407,081
75,545	PowerShares International
	Dividend Achievers Portfolio	1,306,173
23,721	Vanguard Dividend
	Appreciation ETF	1,860,201
		21,880,556

	Fixed income – 25.19%
131,562	Henderson Strategic
	Income Fund (c)	1,211,687
311,295	Henderson Unconstrained
	Bond Fund (c)	2,944,851
13,709	iShares Global High Yield
	Corporate Bond Fund	680,796
10,757	iShares iBoxx $ High Yield
	Corporate Bond Fund	970,604

		Value
Shares		(note 2)

	Fixed income (continued)
7,451	iShares iBoxx Investment
	Grade Corporate Bond Fund	$923,104
11,483	iShares JP Morgan USD
	Emerging Markets Bond Fund	1,283,340
24,490	iShares TIPS Bond ETF	2,831,779
179,775	MSIF Multi-Asset Portfolio	2,081,796
14,379	PIMCO Enhanced Short
	Maturity ETF	1,453,429
67,780	PowerShares Senior
	Loan Portfolio	1,624,687
		16,006,073

	Total investment companies
	(Cost $42,615,313)	44,355,263

Short-term investment – 28.80%
18,304,666	Fidelity Institutional
	Treasury Portfolio (d)	18,304,666

	Total short-term investment
	(Cost $18,304,666)	18,304,666
Total investments – 98.60%
	(Cost $60,919,979)	62,659,929
Financial Derivative Instruments, net (e)
(Cost or Premiums, net $0) – 1.07%		681,367
Net other assets and liabilities – 0.33%		206,169
Total net assets – 100.00%		$63,547,465

*	Non-income producing security
(a)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Fair valued at January 31, 2015 as determined in good faith using procedures approved by the Board of Trustees.
(c)	Affiliated holding, see Note 4 for further information.
(d)	This short-term investment has been segregated for open futures contracts and forward foreign currency contracts at January 31, 2015.
(e)	Information with respect to financial derivative instruments is disclosed in the following tables.
ETF	Exchange-traded fund

See notes to financial statements

Portfolio of investments (unaudited)

All Asset Fund
January 31, 2015 (continued)

(e) FINANCIAL DERIVATIVE INSTRUMENTS
EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS

	Number of	Expiration	Current notional	Unrealized appreciation/ (depreciation)
	contracts	date	value	Asset	Liability
EURO STOXX 50 Index (Long)	83	3/20/15	$3,141,026	$289,012	$—
FTSE 100 Index (Long)	30	3/20/15	3,030,175	268,240	—
KOSPI 200 Index (Long)	11	3/12/15	1,263,350	4,149	—
Nikkei 225 Index (Long)	25	3/12/15	3,761,816	26,825	—
Total				$588,226	$—

During the period ended January 31, 2015, average monthly notional value related to futures contracts was approximately $11 million or 17.4% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY

The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of January 31, 2015.

	Unrealized Appreciation		Unrealized Depreciation
	Futures Contracts	Total	Futures Contracts	Total
Total Exchange-Traded or Centrally-Cleared	$588,226	$588,226	$—	$—

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

					Unrealized
			Local	Current	appreciation/
		Value	amount	notional	(depreciation)
	Counterparty	date	(000’s)	value	Asset	Liability
British Pound (Short)	State Street Bank
	and Trust Company	2/25/15	15	$22,212	$897	$—
Euro (Short)	State Street Bank
	and Trust Company	2/25/15	840	949,385	94,618	—
Japanese Yen (Long)	State Street Bank
	and Trust Company	2/25/15	252,050	2,146,875	—	(2,374)
Total					$95,515	$(2,374)

During the period ended January 31, 2015, average monthly notional value related to forward foreign currency contracts was approximately $5.1 million or 8.1% of net assets.

See notes to financial statements

Portfolio of investments (unaudited)

All Asset Fund
January 31, 2015 (continued)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2015.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward
	Foreign	Total	Foreign	Total	Net Value	Collateral
	Currency	Over-the-	Currency	Over-the-	of OTC	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)

Amounts subject to a master netting or similar arrangement:
	$—	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—	$—

Amounts NOT subject to a master netting or similar arrangement:
State Street
Bank and
Trust Company(2)	$95,515	$95,515	$(2,374)	$(2,374)
	$95,515	$95,515	$(2,374)	$(2,374)
Total Over-
the-Counter	$95,515	$95,515	$(2,374)	$(2,374)

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements.

(2)
Forward foreign currency contracts with State Street Bank and Trust Company are not subject to a legally enforceable master netting arrangement or other similar agreements that provide legally enforceable right of offset.

	Cost or Premiums, net	Asset		Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$ —	$ 683,741	$	$ (2,374)

See notes to financial statements

Portfolio of investments (unaudited)

All Asset Fund
January 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2015:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total

Assets
Investment Companies	$41,801,709	$—	$2,553,554	$44,355,263
Short-Term Investment	18,304,666	—	—	18,304,666
Total Investments	60,106,375	—	2,553,554	62,659,929

Financial Derivative Instruments – Assets
Exchange-traded or centrally-cleared	588,226	—	—	588,226
Over-the-counter	—	95,515	—	95,515
Total Financial Derivative Investments – Assets	$588,226	$95,515	$—	$683,741

Liabilities

Financial Derivative Instruments – Liabilities
Over-the-counter	—	(2,374)	—	(2,374)
Total Financial Derivative Investments – Liabilities	$—	$(2,374)	$—	$(2,374)

During the period ended January 31, 2015, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board of Trustees.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance				Change in						Balance
	as of	Accrued			unrealized				Transfers	Transfers	as of
	July 31,	discounts/	Realized		appreciation				in to	out of	January 31,
Investments in securities	2014	premiums	gain/(loss	)	(depreciation	)	Purchases	Sales	level 3	level 3	2015
Investment Companies
TIAA-CREF Asset
Management Core
Property Fund LP	$0	$0	$0		$52,059		$2,501,495	$0	$0	$0	$2,553,554
Total	$0	$0	$0		$52,059		$2,501,495	$0	$0	$0	$2,553,554

The total net change in unrealized appreciation (depreciation) attributable to Level 3 investments held at January 31, 2015 was $52,059.

The Fund’s Advisor has determined that TIAA-CREF Asset Management Core Property Fund LP (“CPF”) is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. The CPF is a private Delaware limited partnership that provides monthly liquidity to its investors and invests its contributed capital in a TIAA-CREF REIT. The REIT is a limited partnership which in turn invests in a TIAA-CREF operating partnership. The investments of the operating partnership include real property assets. As a result, the monthly valuations prepared by the CPF and assignment of a net asset value per share are ultimately driven by changes in the valuation of the underlying real property assets in the operating partnership. All of the investments in real estate are appraised annually by an independent third-party appraiser. The CPF’s policy is to report all such investments, as well as related debt at fair value under US Generally Accepted Accounting Principles based on the appraised value. The annual appraisals are conducted on a rolling basis such that approximately 25% of the portfolio receives an annual full appraisal each quarter. In addition, each appraisal is updated quarterly under the direction of an independent, third-party appraisal firm. The significant unobservable inputs used in the fair value measurement and appraisal of the real property assets include: a) an extensive market study, including a thorough analysis of current market conditions and trends as they impact supply, demand and absorption of the relevant property type; b) thorough description of the site and improvements, including a site plan and renderings of the improvements if available; c) estimate of the value of the land; d) estimate of the value of the property using a cost approach; e) estimate of the market value of the property using a sales comparison approach; and f) estimate of the value of the property using a detailed income capitalization approach that includes several diagnostic inputs. Significant changes in any of those inputs in isolation would result in a significant change in the fair value measurement.

See notes to financial statements

Portfolio of investments (unaudited)

All Asset Fund
January 31, 2015 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2015

	Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total

Financial Derivative Instruments – Assets
Exchange-Traded or Centrally-Cleared
Futures Contracts	$—	$588,226	$—	$—	$—	$588,226
	$—	$588,226	$—	$—	$—	$588,226

Over-the-Counter
Forward Foreign Currency Contracts	$95,515	$—	$—	$—	$—	$95,515
	$95,515	$—	$—	$—	$—	$95,515
Total	$95,515	$588,226	$—	$—	$—	$683,741

Financial Derivative Instruments – Liabilities
Exchange-Traded or Centrally-Cleared
Futures Contracts	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—

Over-the-Counter
Forward Foreign Currency Contracts	$(2,374)	$—	$—	$—	$—	$(2,374)
	$(2,374)	$—	$—	$—	$—	$(2,374)
Total	$(2,374)	$—	$—	$—	$—	$(2,374)
Net	$93,141	$588,226	$—	$—	$—	$681,367

See notes to financial statements

Portfolio of investments (unaudited)

All Asset Fund
January 31, 2015 (continued)

     Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2015

	Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total

Net realized gain/(loss) from financial derivative instruments:
Futures Contracts	$—	$42,063	$—	$—	$—	$42,063
Forward Foreign Currency Contracts	(203,485)	—	—	—	—	(203,485)
Total	$(203,485)	$42,063	$—	$—	$—	$(161,422)

Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Futures Contracts	$—	$477,644	$—	$—	$—	$477,644
Forward Foreign Currency Contracts	151,160	—	—	—	—	151,160
Total	$151,160	$477,644	$—	$—	$—	$628,804

See notes to financial statements

Portfolio of investments (unaudited)

Dividend & Income Builder Fund
January 31, 2015

		Value
Shares		(note 2)

Common stocks – 82.77%

	Australia – 1.63%
41,627	Amcor, Ltd.	$414,156
50,777	Toll Holdings, Ltd.	244,690
		658,846

	Canada – 1.85%
16,272	BCE, Inc.	747,331

	France – 5.83%
9,037	Nexity S.A.	356,699
49,919	Orange S.A.	881,100
10,677	Rexel S.A.	200,279
4,647	Sanofi	430,591
9,357	Total S.A.	481,090
		2,349,759

	Germany – 5.42%
4,614	Bayer AG	667,629
4,956	Deutsche Boerse AG	380,987
16,846	Deutsche Post AG	547,665
1,566	Muenchener
	Rueckversicherungs-Gesellschaft AG	314,985
9,833	RWE AG	273,449
		2,184,715

	Hong Kong – 1.51%
88,000	Shanghai Industrial
	Holdings, Ltd.	260,516
26,000	Swire Pacific, Ltd., Class A	349,135
		609,651

	Ireland – 1.21%
8,643	Seagate Technology plc	487,811

	Italy – 0.69%
16,642	ENI SpA	280,201

	Japan – 4.14%
27,000	Daiwa Securities Group, Inc.	198,310
116,500	Mizuho Financial Group, Inc.	192,463
27,400	NTT DoCoMo, Inc.	467,828
16,100	Takeda Pharmaceutical Co., Ltd.	809,319
		1,667,920

	Luxembourg – 0.86%
3,649	RTL Group S.A.	345,951

		Value
Shares		(note 2)

	Netherlands – 3.92%
8,470	Nielsen N.V.	$368,953
23,948	Reed Elsevier N.V.	588,311
10,706	Unilever N.V.	466,854
5,277	Wolters Kluwer N.V.	158,288
		1,582,406

	Norway – 0.35%
8,594	Statoil ASA	142,827

	Portugal – 0.94%
59,212	NOS SGPS	377,236

	Switzerland – 7.80%
5,488	Garmin, Ltd.	287,352
5,966	Nestle S.A.	457,748
8,613	Novartis AG	845,635
3,281	Roche Holding AG	888,321
2,007	Zurich Insurance Group AG *	667,543
		3,146,599

	Taiwan – 1.15%
20,389	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	463,034

	United Kingdom – 19.11%
8,560	AstraZeneca plc	611,519
11,280	BHP Billiton plc	245,165
10,484	British American Tobacco plc	592,479
37,848	Centrica plc	167,486
100,020	GKN plc	555,297
30,714	Hiscox, Ltd.	339,790
57,137	HSBC Holdings plc	524,621
15,533	Imperial Tobacco Group plc	730,885
144,242	ITV plc	477,966
111,202	Legal & General Group plc	448,713
16,370	Prudential plc	399,435
10,131	Rio Tinto plc	446,335
15,281	Royal Dutch Shell plc, Class A	464,468
79,692	Standard Life plc	483,730
127,383	Vodafone Group plc	449,922
34,908	WPP plc	770,800
		7,708,611

See notes to financial statements

Portfolio of investments (unaudited)

Dividend & Income Builder Fund
January 31, 2015 (continued)

		Value
Shares		(note 2)

	United States – 26.36%
10,314	Baxter International, Inc.	$725,177
20,457	Cisco Systems, Inc.	539,349
2,358	Cummins, Inc.	328,847
3,859	Deere & Co.	328,748
4,904	Eaton Corp., plc	309,393
18,309	General Electric Co.	437,402
10,407	JPMorgan Chase & Co.	565,933
16,113	KKR & Co., L.P.	386,873
7,269	L Brands, Inc.	615,176
5,072	Las Vegas Sands Corp.	275,765
2,521	Lockheed Martin Corp.	474,881
16,433	Microsoft Corp.	663,893
2,542	National Oilwell Varco, Inc.	138,361
20,788	Pfizer, Inc.	649,625
7,407	PNC Financial Services
	Group, Inc.	626,188

		Value
Shares		(note 2)

	United States (continued)
6,096	QUALCOMM, Inc.	$380,756
9,256	Reynolds American, Inc.	628,945
12,817	Six Flags Entertainment Corp.	550,618
4,634	Stanley Black & Decker, Inc.	433,974
3,397	Texas Instruments, Inc.	181,570
3,843	United Parcel Service, Inc.,
	Class B	379,842
1,149	Verizon Communications, Inc.	52,946
7,027	Verizon Communications, Inc.	321,204
12,190	Wells Fargo & Co.	632,905
		10,628,371

	Total common stocks
	(Cost $33,155,923)	33,381,269

	Face				Value
	amount		Coupon	Maturity	(note 2)

Corporate bonds – 12.20%
		France – 0.58%
USD	200,000	BNP Paribas S.A. (a) (b)	7.195%	6/25/37	$234,500

		Germany – 0.51%
USD	200,000	Unitymedia Hessen GmbH & Co. KG (b)	5.000%	1/15/25	204,500

		Luxembourg – 1.38%
USD	200,000	Altice S.A. (b)	7.750%	5/15/22	207,500
USD	156,000	Intelsat Jackson Holdings S.A.	5.500%	8/1/23	154,635
USD	200,000	Wind Acquisition Finance S.A. (b)	7.375%	4/23/21	194,500
					556,635

		Spain – 0.45%
USD	175,000	BBVA International Preferred SAU (a)	5.919%	4/18/17	179,375

		Switzerland – 0.52%
USD	200,000	Credit Suisse Group AG (a) (b)	7.500%	12/11/23	210,547

See notes to financial statements

Portfolio of investments (unaudited)

Dividend & Income Builder Fund
January 31, 2015 (continued)

	Face				Value
	amount		Coupon	Maturity	(note 2)

		United Kingdom – 2.84%
GBP	100,000	AA Bond Co., Ltd.	9.500%	7/31/19	$166,435
USD	200,000	Barclays Bank plc (a)	6.860%	6/15/32	221,612
USD	200,000	Lloyds Banking Group plc (a) (b)	6.657%	5/21/37	218,500
USD	100,000	Prudential plc (a)	6.500%	3/23/15	101,375
USD	200,000	Royal Bank of Scotland Group plc	6.100%	6/10/23	224,206
USD	200,000	Virgin Media Finance plc (b)	6.375%	4/15/23	214,000
					1,146,128

		United States – 5.92%
USD	200,000	Avis Budget Car Rental LLC	5.500%	4/1/23	205,000
USD	100,000	BMC Software Finance, Inc. (b)	8.125%	7/15/21	87,875
USD	100,000	CCO Holdings LLC	7.375%	6/1/20	107,250
USD	100,000	CCOH Safari LLC	5.750%	12/1/24	101,625
USD	100,000	CHS/Community Health Systems, Inc.	7.125%	7/15/20	106,625
USD	100,000	CHS/Community Health Systems, Inc.	8.000%	11/15/19	106,750
USD	100,000	Constellation Brands, Inc.	4.250%	5/1/23	102,750
USD	200,000	CSC Holdings LLC (b)	5.250%	6/1/24	201,250
USD	150,000	Dresdner Funding Trust I (b)	8.151%	6/30/31	179,250
USD	149,000	First Data Corp.	10.625%	6/15/21	169,487
USD	100,000	HBOS Capital Funding LP (a)	6.850%	3/23/15	100,888
USD	175,000	HCA, Inc.	5.875%	5/1/23	190,312
USD	25,000	Infor US, Inc.	9.375%	4/1/19	26,969
USD	175,000	Iron Mountain, Inc.	6.000%	8/15/23	184,187
USD	100,000	Post Holdings, Inc. (b)	6.750%	12/1/21	98,000
USD	150,000	Regal Entertainment Group	5.750%	2/1/25	144,563
USD	90,000	Service Corp. International	8.000%	11/15/21	106,875
USD	125,000	Verizon Communications, Inc.	6.550%	9/15/43	169,108
					2,388,764

		Total corporate bonds
		(Cost $4,828,185)			4,920,449

See notes to financial statements

Portfolio of investments (unaudited)

Dividend & Income Builder Fund
January 31, 2015 (continued)

		Value
Shares		(note 2)

REITs – 1.01%
	France – 1.01%
4,642	ICADE	$405,789

	Total REITs
	(Cost $424,862)	405,789

	Total long-term investments
	(Cost $38,408,970)	38,707,507

Short-term investment – 6.32%
2,548,193	Fidelity Institutional
	Treasury Portfolio	2,548,193

	Total short-term investment
	(Cost $2,548,193)	2,548,193
Total investments – 102.30%
	(Cost $40,957,163)	41,255,700
Net other assets and liabilities – (2.30)%		(927,708)
Total net assets – 100.00%		$40,327,992

*	Non-income producing security
(a)	Maturity date is perpetual. Maturity date presented represents the next call date.
(b)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2015, the restricted securities held by the Fund had an aggregate value of $2,050,422, which represented 5.1% of net assets.

ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

See notes to financial statements

Portfolio of investments (unaudited)

Dividend & Income Builder Fund
January 31, 2015 (continued)

Other information:

Industry concentration as a percentage of net assets:	% of net assets

Pharmaceuticals	12.16%
Diversified Banks	5.83
Integrated Telecommunication Services	4.97
Tobacco	4.84
Life & Health Insurance	3.55
Integrated Oil & Gas	3.39
Air Freight & Logistics	2.91
Packaged Foods & Meats	2.29
Communications Equipment	2.28
Wireless Telecommunication Services	2.28
Broadcasting	2.04
Advertising	1.91
Publishing	1.85
Health Care Equipment	1.80
Industrial Conglomerates	1.73
Diversified Metals & Mining	1.71
Multi-line Insurance	1.66
Systems Software	1.65
Construction & Farm Machinery & Heavy Trucks	1.63
Semiconductors	1.60
Regional Banks	1.55
Apparel Retail	1.53
Cable TV	1.52
Other Diversified Financial Services	1.40
Auto Parts & Equipment	1.38
Leisure Facilities	1.37
Computers-Memory Devices	1.21
Aerospace & Defense	1.18
Multi-Utilities	1.09
Industrial Machinery	1.08
Paper Packaging	1.03
Diversified REITs	1.01
Telecommunication Services	1.00

Industry concentration as a percentage of net assets:	% of net assets

Asset Management & Custody Banks	0.96%
Telephone-Integrated	0.95
Specialized Finance	0.94
Cable & Satellite	0.94
Research & Consulting Services	0.91
Money Center Banks	0.89
Homebuilding	0.88
Diversified Real Estate Activities	0.87
Property & Casualty Insurance	0.84
Reinsurance	0.78
Electrical Components & Equipment	0.77
Consumer Electronics	0.71
Casinos & Gaming	0.68
Medical-Hospitals	0.53
Diversified Banking Institution	0.52
Rental Auto/Equipment	0.51
Trading Companies & Distributors	0.50
Investment Banking & Brokerage	0.49
Health Care Services	0.47
Diversified Support Services	0.46
Data Processing/Management	0.42
Auto Repair Centers	0.41
Satellite Telecommunications	0.38
Movies & Entertainment	0.36
Oil & Gas Equipment & Services	0.34
Enterprise Software/Services	0.28
Funeral Services & Related Items	0.27
Distillers & Vintners	0.25
Food-Flour & Grain	0.24
Long-Term Investments	95.98
Short-Term Investment	6.32
Total Investments	102.30
Net Other Assets and Liabilities	(2.30)
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

Dividend & Income Builder Fund
January 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2015:

Description	Quoted prices in active markets for identical assets (level	)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total

Assets
Common Stocks
Australia	$658,846		$—	$—	$658,846
Canada	747,331		—	—	747,331
France	2,349,759		—	—	2,349,759
Germany	2,184,715		—	—	2,184,715
Hong Kong	609,651		—	—	609,651
Ireland	487,811		—	—	487,811
Italy	280,201		—	—	280,201
Japan	1,667,920		—	—	1,667,920
Luxembourg	345,951		—	—	345,951
Netherlands	1,582,406		—	—	1,582,406
Norway	142,827		—	—	142,827
Portugal	377,236		—	—	377,236
Switzerland	3,146,599		—	—	3,146,599
Taiwan	463,034		—	—	463,034
United Kingdom	7,708,611		—	—	7,708,611
United States	10,628,371		—	—	10,628,371
Total Common Stocks	33,381,269		—	—	33,381,269

Corporate Bonds
France	—	234,500	—	234,500
Germany	—	204,500	—	204,500
Luxembourg	—	556,635	—	556,635
Spain	—	179,375	—	179,375
Switzerland	—	210,547	—	210,547
United Kingdom	—	1,146,128	—	1,146,128
United States	—	2,388,764	—	2,388,764
Total Corporate Bonds	—	4,920,449	—	4,920,449

REITs
France	405,789	—	—	405,789
Total REITs	405,789	—	—	405,789
Short-Term Investment	2,548,193	—	—	2,548,193
Total Investments	$36,335,251	$4,920,449	$—	$41,255,700

During the period ended January 31, 2015, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board of Trustees.

See notes to financial statements

Portfolio of investments (unaudited)

Emerging Markets Opportunities Fund
January 31, 2015

		Value
Shares		(note 2)

Common stocks – 93.11%
	Brazil – 5.62%
106,863	BM&FBovespa S.A.	$362,416
11,327	Embraer S.A., ADR	399,390
48,252	Kroton Educacional S.A.	221,187
14,400	Linx S.A.	254,056
39,500	Petroleo Brasileiro S.A., ADR	237,395
		1,474,444

	China – 28.45%
2,500,000	Agricultural Bank of China
	Ltd., Class H	1,224,124
4,920	Baidu, Inc., ADR *	1,072,166
432,000	Brilliance China Automotive
	Holdings, Ltd.	788,677
670,000	China Galaxy Securities Co.,
	Ltd., Class H	714,671
49,000	China Mobile, Ltd.	639,401
700,000	China Petroleum & Chemical
	Corp., Class H	555,030
470,000	Dongfeng Motor Group Co.,
	Ltd., Class H	680,780
650,000	Huaneng Power International,
	Inc., Class H	907,527
512,000	Sunac China Holdings, Ltd.	455,303
25,600	Tencent Holdings, Ltd.	431,835
		7,469,514

	Colombia – 1.68%
20,889	Grupo Aval Acciones y Valores	215,783
21,596	Grupo Nutresa S.A.	225,696
		441,479

	Greece – 1.38%
80,000	InternetQ plc *	362,091

	India – 13.29%
120,000	Dabur India, Ltd.	497,093
13,500	HDFC Bank, Ltd., ADR	769,230
21,284	Lupin, Ltd.	540,132
22,766	Tata Motors, Ltd., ADR	1,122,819
12,000	Tech Mahindra, Ltd.	559,440
		3,488,714

	Indonesia – 2.78%
794,800	PT Bank Rakyat Indonesia Tbk	728,545

		Value
Shares		(note 2)

	Kazakhstan – 1.29%
955,965	International Petroleum,
	Ltd. (a) (b) *	$—
35,982	Nostrum Oil & Gas plc *	339,810
		339,810

	Kenya – 0.29%
40,000	Africa Oil Corp. *	74,835

	Korea – 12.14%
8,694	Paradise Co., Ltd.	207,722
450	Samsung Electronics Co., Ltd.	556,208
3,149	Samsung Fire & Marine
	Insurance Co., Ltd.	847,763
19,355	SK Hynix, Inc.	834,554
2,826	SK Telecom Co., Ltd.	739,946
		3,186,193

	Liberia – 0.25%
2,216,086	Sable Mining Africa, Ltd. *	65,089

	Mexico – 2.59%
2,976	Fomento Economico Mexicano,
	S.A.B. de C.V., ADR *	248,674
163,404	Grupo Mexico S.A.B. de C.V.,
	Series B	430,817
		679,491

	Panama – 2.05%
8,066	Banco Latinoamericano de
	Comercio Exterior S.A., Class E	224,800
2,908	Copa Holdings S.A., Class A	312,639
		537,439

	Philippines – 3.00%
48,000	Ayala Corp.	787,872

	Russia – 0.92%
9,000	Mail.ru Group, Ltd., GDR *	129,600
40,000	TCS Group Holding plc,
	GDR (a) (c)	112,000
		241,600

	South Africa – 1.21%
13,000	MTN Group, Ltd.	225,583
200,000	Platinum Group Metals, Ltd.	92,020
		317,603

See notes to financial statements

Portfolio of investments (unaudited)

Emerging Markets Opportunities Fund
January 31, 2015 (continued)

		Value
Shares		(note 2)

	Taiwan – 8.23%
1,317,503	CTBC Financial Holding
	Co., Ltd.	$835,978
298,000	Taiwan Semiconductor
	Manufacturing Co., Ltd.	1,323,227
		2,159,205

	Thailand – 2.95%
113,600	Kasikornbank pcl	775,430

	Turkey – 1.88%
53,000	Turk Hava Yollari *	203,221
45,000	Turkiye Halk Bankasi AS	290,643
		493,864

	Ukraine – 0.28%
39,017	Avangardco Investments
	Public, Ltd.	74,132

	United Arab Emirates – 1.89%
65,000	NMC Health plc	496,858

	United Kingdom – 0.94%
23,500	Inchcape plc	246,531

	Total common stocks
	(Cost $23,269,616)	24,440,739

REITs – 1.02%
	Mexico – 1.02%
88,642	Fibra Uno Administracion
	S.A. de C.V.	267,295
	Total REITs
	(Cost $285,475)	267,295

		Value
Shares		(note 2)

Preferred stock – 4.06%
	Brazil – 4.06%
64,470	Alpargatas S.A.I.C.	$204,949
11,800	Cia Brasileira de Distribuicao	391,830
38,296	Itau Unibanco Holding S.A.	469,557
		1,066,336

	Total Preferred stock
	(Cost $1,410,649)	1,066,336
	Total long-term investments
	(Cost $24,965,740)	25,774,370

Short-term investment – 1.26%
331,285	Fidelity Institutional
	Treasury Portfolio	331,285

	Total short-term investment
	(Cost $331,285)	331,285
Total investments – 99.45%
	(Cost $25,297,025)	26,105,655
Net other assets and liabilities – 0.55%		145,586
Total net assets – 100.00%		$26,251,241

*	Non-income producing security
(a)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Fair valued at January 31, 2015 as determined in good faith using procedures approved by the Board of Trustees.
(c)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2015, the restricted securities held by the Fund had an aggregate value of $112,000, which represented 0.4% of net assets.

ADR	American Depositary Receipts
GDR	Global Depositary Receipts
REIT	Real Estate Investment Trust

See notes to financial statements

Portfolio of investments (unaudited)

Emerging Markets Opportunities Fund
January 31, 2015 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Diversified Banks	21.08%
Semiconductors	10.34
Automobile Manufacturers	9.88
Internet Software & Services	6.22
Wireless Telecommunication Services	6.11
Independent Power Producers & Energy Traders	3.46
Property & Casualty Insurance	3.23
Integrated Oil & Gas	3.02
Multi-Sector Holdings	3.00
Investment Banking & Brokerage	2.72
IT Consulting & Other Services	2.13
Pharmaceuticals	2.06
Airlines	1.97
Personal Products	1.89
Health Care Facilities	1.89
Diversified Metals & Mining	1.89
Real Estate Development	1.74
Oil & Gas Exploration & Production	1.58
Aerospace & Defense	1.52
Hypermarkets & Super Centers	1.49
Specialized Finance	1.38
Advertising	1.38
Packaged Foods & Meats	1.14
Diversified REITs	1.02
Application Software	0.97
Soft Drinks	0.95
Distributors	0.94
Education Services	0.84
Casinos & Gaming	0.79
Footwear	0.78
Regional Banks	0.43
Precious Metals & Minerals	0.35
Long-Term Investments	98.19
Short-Term Investment	1.26
Total Investments	99.45
Net Other Assets and Liabilities	0.55%
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

Emerging Markets Opportunities Fund
January 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2015:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)		Total

Assets
Common Stocks
Brazil	$1,474,444	$—	$—		$1,474,444
Canada	92,020	—	—		92,020
China	1,072,166	6,397,348	—		7,469,514
Colombia	441,479	—	—		441,479
Greece	362,091	—	—		362,091
India	1,892,049	1,596,665	—		3,488,714
Indonesia	—	728,545	—		728,545
Kazakhstan	339,810	—	—	*	339,810
Kenya	74,835	—	—		74,835
Korea	—	3,186,193	—		3,186,193
Liberia	65,089	—	—		65,089
Mexico	679,491	—	—		679,491
Panama	537,439	—	—		537,439
Philippines	—	787,872	—		787,872
Russia	241,600	—	—		241,600
South Africa	317,603	—	—		317,603
Taiwan	—	2,159,205	—		2,159,205
Thailand	—	775,430	—		775,430
Turkey	493,864	—	—		493,864
Ukraine	74,132	—	—		74,132
United Arab Emirates	496,858	—	—		496,858
United Kingdom	246,531	—	—		246,531
Total Common Stocks	8,809,481	15,631,258	—	*	24,440,739

REITs
Mexico	267,295	—	—	267,295
Total REITs	267,295	—	—	267,295

Preferred stock
Brazil	1,066,336	—	—		1,066,336
Total Preferred stock	1,066,336	—	—		1,066,336
Short-term investment	331,285	—	—		331,285
Total Investments	$10,474,397	$15,631,258	$—	*	$26,105,655

* Fund held a Level 3 security that was fair valued at $0 at January 31, 2015.

During the period ended January 31, 2015, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board of Trustees.

See notes to financial statements

Portfolio of investments (unaudited)

Emerging Markets Opportunities Fund
January 31, 2015 (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in securities	Balance as of July 31, 2014	Accrued discounts/ premiums	Realized gain/(loss	)	Change in unrealized appreciation (depreciation	)	Purchases	Sales	Transfers in to level 3	Transfers out of level 3	Balance as of January 31, 2015
Common Stock
International
Petroleum, Ltd.	$0	$0	$0		$0		$0	$0	$0	$0	$0
Total	$0	$0	$0		$0		$0	$0	$0	$0	$0

The total net change in unrealized appreciation (depreciation) attributable to Level 3 investments held at January 31, 2015 was $0.

The Fund’s Adviser has determined that International Petroleum, Ltd. is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. The fair valuation reflects that the early-stage exploration company has been suspended from trading since October 2013 due to significant doubt about its ability to sell its Russian-based assets and failed merger with Range Resources, Ltd.

See notes to financial statements

Portfolio of investments (unaudited)

European Focus Fund
January 31, 2015

		Value
Shares		(note 2)

Common stocks – 88.34%
	Canada – 0.85%
7,000,000	Africa Oil Corp. *	$13,096,130
2,235,878	Africa Oil Corp. *	4,205,358
574,622	Africa Oil Corp. (a)*	1,080,780
		18,382,268

	Denmark – 1.91%
925,000	Novo Nordisk A/S	41,510,057

	Finland – 2.90%
6,250,000	Nokia Oyj	48,342,799
600,000	Nokian Renkaat Oyj	14,841,416
		63,184,215

	France – 14.98%
570,000	Accor S.A.	28,549,725
8,000,000	Alcatel-Lucent *	27,969,752
275,000	AtoS	20,378,979
105,000	Christian Dior S.A.	18,212,770
440,000	Lafarge S.A.	30,234,724
775,000	Publicis Groupe	58,176,056
800,000	Renault S.A.	61,661,823
4,300,000	Rexel S.A.	80,659,377
		325,843,206

	Germany – 13.68%
250,000	Continental AG	56,697,734
1,350,000	Deutsche Lufthansa AG	22,966,396
900,000	Fresenius SE & Co., KGaA	51,622,905
1,124,720	KION Group AG	43,720,104
1,950,000	ProSiebenSat.1 Media AG	86,685,666
550,000	SAP SE	35,959,980
		297,652,785

	Ireland – 0.05%
1,180,952	Providence Resources plc *	1,013,888

	Israel – 3.27%
1,250,000	Teva Pharmaceutical
	Industries, Ltd., ADR	71,075,000

		Value
Shares		(note 2)

	Italy – 4.07%
13,000,000	Intesa Sanpaolo SpA	$33,258,151
7,500,000	Mediaset SpA *	34,188,140
5,800,000	Salini Impregilo SpA *	21,169,414
		88,615,705

	Netherlands – 3.07%
500,000	ASML Holding N.V.	52,703,185
1,500,000	Nostrum Oil & Gas plc *	14,165,821
		66,869,006

	Russia – 0.19%
1,500,000	TCS Group Holding plc,
	GDR (b) (c)	4,200,000

	Spain – 5.10%
7,000,000	CaixaBank S.A.	30,564,232
3,300,000	International Consolidated
	Airlines Group S.A. *	27,064,173
4,887,360	NH Hotel Group S.A. *	24,244,720
1,250,000	Obrascon Huarte Lain S.A.	28,949,179
		110,822,304

	Sweden – 1.70%
2,850,000	Lundin Petroleum AB *	36,993,304

	Switzerland – 4.51%
425,000	Cie Financiere Richemont S.A.	35,432,095
390,078	OC Oerlikon Corp. AG *	4,460,705
215,000	Roche Holding AG	58,210,629
		98,103,429

	United Kingdom – 32.06%
12,743,452	AA, Ltd. *	68,667,252
2,500,000	Afren plc *	199,572
1,500,000	ARM Holdings plc	23,519,329
6,150,000	Ashmore Group plc	25,992,361
2,800,000	Aviva plc	22,267,676
18,500,000	Barclays plc	65,245,240
2,200,000	BHP Billiton plc	47,815,858
2,250,000	CSR plc	28,975,542
5,400,000	Direct Line Insurance Group plc	25,417,142
500,000	Exillon Energy plc *	947,024
5,000,000	Friends Life Group, Ltd.	30,003,525
2,900,000	Genel Energy plc *	27,103,334
9,548,553	Indivior plc *	25,024,750
4,750,000	Informa plc	36,630,809
2,000,000	Inmarsat plc	25,123,433

See notes to financial statements

Portfolio of investments (unaudited)

European Focus Fund
January 31, 2015 (continued)

		Value
Shares		(note 2)

	United Kingdom (continued)
9,350,000	Kingfisher plc	$48,276,454
900,000	Liberty Global plc, Class A *	42,048,000
4,350,000	Mytrah Energy, Ltd. (b) *	4,684,662
1,650,000	Phoenix Group Holdings	20,851,094
5,700,000	Royal Mail plc	37,346,255
6,276,000	Savannah Petroleum plc (b) *	2,552,288
18,000,000	Taylor Wimpey plc	36,709,132
4,400,000	Virgin Money Holdings UK plc *	20,726,832
5,500,000	William Hill plc	31,239,362
		697,366,926

	Total common stocks
	(Cost $1,941,974,235)	1,921,632,093

	Total long-term investments
	(Cost $1,941,974,235)	1,921,632,093

		Value
Shares		(note 2)

Short-term investment – 6.67%
145,209,898	Fidelity Institutional
	Treasury Portfolio	$145,209,898

	Total short-term investment
	(Cost $145,209,898)	145,209,898

Total investments – 95.01%
	(Cost $2,087,184,133)	2,066,841,991
Financial Derivative Instruments, net(d) (Cost or Premiums, net $0) – 1.41%		30,538,163
Net other assets and liabilities – 3.58%		77,915,801
Total net assets – 100.00%		$2,175,295,955

*	Non-income producing security
(a)	Fair valued at January 31, 2015 as determined in good faith using procedures approved by the Board of Trustees.
(b)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(c)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2015, the restricted securities held by the Fund had an aggregate value of $4,200,000, which represented 0.2% of net assets.

(d)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

See notes to financial statements

Portfolio of investments (unaudited)

European Focus Fund
January 31, 2015 (continued)

(d) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

		Value	Local amount		Current notional	Unrealized appreciation/ (depreciation)
	Counterparty	date	(000’s	)	value	Asset	Liability
British Pound (Short)	JPMorgan Chase Bank, N.A.	2/13/15	66,935		$100,811,272	$4,188,727	$—
Euro (Long)	State Street Bank and Trust Company	2/13/15	53,317		60,253,499	—	(387,099)
Euro (Long)	JPMorgan Chase Bank, N.A.	2/13/15	43,104		48,712,058	—	(1,287,942)
Euro (Long)	Deutsche Bank AG	2/13/15	60,185		68,014,961	—	(1,985,039)
Euro (Short)	Deutsche Bank AG	2/13/15	128,277		144,965,884	15,034,116	—
Euro (Short)	Citibank, N.A.	2/13/15	128,329		145,024,600	14,975,400	—
Total						$34,198,243	$(3,660,080)

During the period ended January 31, 2015, average monthly notional value related to forward foreign currency contracts was approximately $379.6 million or 17.4% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2015.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized Appreciation		Unrealized Depreciation
	Forward Foreign Currency Contracts	Total Over-the- Counter	Forward Foreign Currency Contracts	Total Over-the- Counter	Net Value of of OTC Derivatives	Collateral (Received) / Pledged	Net Exposure(1)

Amounts subject to a master netting or similar arrangement:

Citibank, N.A.	$14,975,400	$14,975,400	$—	$—	$14,975,400	$—	$14,975,400
Deutsche Bank AG	15,034,116	15,034,116	(1,985,039)	(1,985,039)	13,049,077	—	13,049,077
JPMorgan
Chase Bank, N.A.	4,188,727	4,188,727	(1,287,942)	(1,287,942)	2,900,785	—	2,900,785
	$34,198,243	$34,198,243	$(3,272,981)	$(3,272,981)	$30,925,262	—	$30,925,262

Amounts NOT subject to a master netting or similar arrangement:

State Street Bank
and Trust Company	$—	$—	$(387,099)	$(387,099)
	$—	$—	$(387,099)	$(387,099)
Total Over- the-Counter	$34,198,243	$34,198,243	$(3,660,080)	$(3,660,080)

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements.

(2)
Forward foreign currency contracts with State Street Bank and Trust Company are not subject to a legally enforceable master netting arrangement or other similar agreements that provide legally enforceable right of offset.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$ —	$ 34,198,243	$ (3,660,080)

See notes to financial statements

Portfolio of investments (unaudited)

European Focus Fund
January 31, 2015 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Pharmaceuticals	9.00%
Diversified Banks	5.93
Broadcasting	5.56
Oil & Gas Exploration & Production	4.66
Trading Companies & Distributors	3.71
Communications Equipment	3.51
Tires & Rubber	3.29
Diversified Support Services	3.16
Automobile Manufacturers	2.83
Advertising	2.67
Apparel, Accessories & Luxury Goods	2.47
Hotels, Resorts & Cruise Lines	2.43
Semiconductor Equipment	2.42
Semiconductors	2.41
Health Care Services	2.37
Life & Health Insurance	2.34
Construction & Engineering	2.30
Airlines	2.30
Home Improvement Retail	2.22
Diversified Metals & Mining	2.20
Material Handling Machinery Manufacturing	2.01
Cable & Satellite	1.93
Air Freight & Logistics	1.72
Homebuilding	1.69
Publishing	1.68

Industry concentration as	% of net
a percentage of net assets:	assets

Application Software	1.65%
Casinos & Gaming	1.44
Construction Materials	1.39
Asset Management & Custody Banks	1.19
Property & Casualty Insurance	1.17
Alternative Carriers	1.15
Regional Banks	1.15
Multi-line Insurance	1.02
IT Consulting & Other Services	0.94
Independent Power Producers & Energy Traders	0.22
Industrial Machinery	0.20
Long-Term Investments	88.34
Short-Term Investment	6.67
Total Investments	95.01
Financial Derivative Instruments	1.41
Net Other Assets and Liabilities	3.58
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

European Focus Fund
January 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2015:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total

Assets

Common Stocks
Canada	$17,301,488	$1,080,780	$—	$18,382,268
Denmark	41,510,057	—	—	41,510,057
Finland	63,184,215	—	—	63,184,215
France	325,843,206	—	—	325,843,206
Germany	297,652,785	—	—	297,652,785
Ireland	1,013,888	—	—	1,013,888
Israel	71,075,000	—	—	71,075,000
Italy	88,615,705	—	—	88,615,705
Netherlands	66,869,006	—	—	66,869,006
Russia	4,200,000	—	—	4,200,000
Spain	110,822,304	—	—	110,822,304
Sweden	36,993,304	—	—	36,993,304
Switzerland	98,103,429	—	—	98,103,429
United Kingdom	697,366,926	—	—	697,366,926
Total Common Stocks	$1,920,551,313	$1,080,780	$—	$1,921,632,093
Short-term investment	145,209,898	—	—	145,209,898
Total Investments	$2,065,761,211	$1,080,780	$—	$2,066,841,991

Financial Derivative Instruments – Assets
Over-the-counter	—	34,198,243	—	34,198,243
Total Financial Derivative Instruments – Assets	$—	$34,198,243	$—	$34,198,243

Financial Derivative Instruments – Liabilities
Over-the-counter	—	(3,660,080)	—	(3,660,080)
Total Financial Derivative Instruments – Liabilities	$—	$(3,660,080)	$—	$(3,660,080)

During the period ended January 31, 2015, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board of Trustees.

See notes to financial statements

Portfolio of investments (unaudited)

European Focus Fund
January 31, 2015 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2015

		Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Financial Derivative Instruments – Assets
Over-the-Counter
Forward Foreign Currency Contracts	$34,198,243	$—	$—	$—	$—	$34,198,243
Total	$34,198,243	$—	$—	$—	$—	$34,198,243

Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$(3,660,080)	$—	$—	$—	$—	$(3,660,080)
Total	$(3,660,080)	$—	$—	$—	$—	$(3,660,080)
Net	$30,538,163	$—	$—	$—	$—	$30,538,163

Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2015

		Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Forward Foreign Currency Contracts	$38,543,223	$—	$—	$—	$—	$38,543,223
Total	$38,543,223	$—	$—	$—	$—	$38,543,223

Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Forward Foreign Currency Contracts	$15,807,713	$—	$—	$—	$—	$15,807,713
Total	$15,807,713	$—	$—	$—	$—	$15,807,713

See notes to financial statements

Portfolio of investments (unaudited)

Global Equity Income Fund
January 31, 2015

		Value
Shares		(note 2)

Common stocks – 92.66%
	Australia – 11.14%
4,216,878	Amcor, Ltd.	$41,954,673
430,000	Commonwealth Bank
	of Australia	29,903,653
20,831,719	DUET Group	40,543,718
2,591,610	Premier Investments, Ltd.	20,720,420
2,883,411	Sonic Healthcare, Ltd.	42,290,800
4,854,370	Suncorp Group, Ltd.	55,628,729
11,741,441	Telstra Corp., Ltd.	59,414,604
9,226,352	Toll Holdings, Ltd.	44,460,989
		334,917,586

	Brazil – 0.85%
1,710,000	Cielo S.A.	25,491,475

	Canada – 1.16%
451,221	Bank of Montreal	25,897,181
382,723	Crescent Point Energy Corp.	9,095,958
		34,993,139

	Denmark – 1.16%
4,694,196	TDC A/S	34,809,842

	France – 5.62%
155,500	Neopost S.A.	8,082,888
4,151,780	Orange S.A.	73,281,388
723,141	Sodexo S.A.	72,015,350
299,874	Total S.A.	15,418,017
		168,797,643

	Germany – 3.11%
89,574	HUGO BOSS AG	11,579,407
425,341	Siemens AG	44,699,073
2,155,668	TUI AG *	37,274,060
		93,552,540

	Hong Kong – 4.25%
13,000,000	HKT Trust and HKT, Ltd.,
	Class SS	17,037,525
9,894,000	Shanghai Industrial
	Holdings, Ltd.	29,290,314
20,759,000	SJM Holdings, Ltd.	30,473,204
3,804,500	Swire Pacific, Ltd., Class A	51,087,864
		127,888,907

		Value
Shares		(note 2)

	Israel – 0.45%
8,563,535	Bezeq The Israeli
	Telecommunication Corp, Ltd.	$13,679,177

	Japan – 1.01%
1,770,200	NTT DoCoMo, Inc.	30,224,397

	Korea – 3.78%
697,198	KT&G Corp.	51,129,553
2,171,988	SK Telecom Co., Ltd., ADR	62,444,655
		113,574,208

	Luxembourg – 0.46%
146,337	RTL Group S.A.	13,873,768

	Malaysia – 0.66%
8,254,800	Malayan Banking Bhd	19,840,644

	New Zealand – 1.69%
20,753,506	Spark New Zealand, Ltd.	50,893,285

	Spain – 0.85%
1,435,000	Repsol S.A.	25,434,005

	Sweden – 1.01%
1,250,000	Swedbank AB, A Shares	30,305,045

	Switzerland – 3.04%
635,353	Novartis AG	62,379,735
53,827	Roche Holding AG	14,573,505
7,500	SGS S.A.	14,294,272
		91,247,512

	United Kingdom – 38.87%
3,287,617	Amlin plc	24,135,132
841,165	AstraZeneca plc	60,092,083
3,888,951	BAE Systems plc	29,727,026
810,810	Berkeley Group Holdings plc	29,590,714
1,686,090	BHP Billiton plc	36,646,291
7,200,000	BP plc	46,030,106
531,177	British American Tobacco plc	30,018,227
10,870,779	BT Group plc	68,425,185
5,133,395	Catlin Group, Ltd.	53,891,516
5,999,927	Centrica plc	26,550,989
3,949,818	Compass Group plc	68,475,522
10,645,272	Connect Group plc (a)	22,808,251

See notes to financial statements

Portfolio of investments (unaudited)

Global Equity Income Fund
January 31, 2015 (continued)

		Value
Shares		(note 2)

	United Kingdom (continued)
2,242,371	De La Rue plc	$17,512,138
806,438	Galliford Try plc	15,984,896
2,181,359	Greene King plc	27,615,175
7,040,800	HSBC Holdings plc	65,846,007
985,272	Imperial Tobacco Group plc	46,360,713
5,226,589	Investec plc	44,084,845
9,702,469	ITV plc	32,150,511
4,662,751	Ladbrokes plc	8,160,773
12,209,675	Legal & General Group plc	49,267,413
2,000,000	National Grid plc	28,181,021
2,715,749	Pennon Group plc	36,343,772
642,004	Persimmon plc *	15,394,434
2,890,925	Phoenix Group Holdings	36,532,696
1,853,054	Royal Dutch Shell plc, A Shares	56,379,615
3,839,582	Royal Mail plc	25,156,843
1,087,553	SSE plc	26,356,602
1,336,004	Tate & Lyle plc	13,643,330
3,965,259	The Sage Group plc	28,679,836
6,617,938	Tullett Prebon plc (a)	33,372,680
18,346,033	Vodafone Group plc	64,798,948
		1,168,213,290

	United States – 13.55%
1,841,086	Ares Capital Corp.	30,654,082
1,076,418	Cisco Systems, Inc.	28,379,761
563,138	Kohl’s Corp.	33,630,601
183,082	Lockheed Martin Corp.	34,487,156
940,399	Microsoft Corp.	37,992,120
1,866,196	Pfizer, Inc.	58,318,625
1,136,380	Reynolds American, Inc.	77,217,021
1,006,054	Six Flags Entertainment Corp.	43,220,080
1,387,607	Verizon Communications, Inc.	63,427,516
		407,326,962

	Total common stocks
	(Cost $2,799,498,831)	2,785,063,425

Partnerships – 0.97%
	United States – 0.97%
2,641,966	Och-Ziff Capital Management
	Group LLC, Class A	29,299,403

	Total partnerships
	(Cost $33,680,442)	29,299,403

		Value
Shares		(note 2)

REITs – 3.63%
	Netherlands – 1.30%
874,475	Eurocommercial
	Properties N.V.	$39,032,181

	Singapore – 1.05%
17,328,000	Ascendas Real Estate
	Investment Trust	31,510,112

	United Kingdom – 1.28%
6,204,537	Segro plc	38,539,935

	Total REITs
	(Cost $97,530,307)	109,082,228

	Total long-term investments
	(Cost $2,930,709,580)	2,923,445,056

Short-term investment – 2.19%
65,694,925	Fidelity Institutional
	Treasury Portfolio	65,694,925

	Total short-term investment
	(Cost $65,694,925)	65,694,925
Total investments – 99.45%
	(Cost $2,996,404,505)	2,989,139,981
Financial Derivative Instruments, net(b) (Cost or Premiums, net $0) – 0.27%		8,172,794
Net other assets and liabilities – 0.28%		8,407,032
Total net assets – 100.00%		$3,005,719,807

*	Non-income producing security
(a)	This security has been deemed illiquid in accordance to the policies and procedures adopted by the Board of Trustees.
(b)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

See notes to financial statements

Portfolio of investments (unaudited)

Global Equity Income Fund
January 31, 2015 (continued)

(b) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

			Local amount		Current notional	Unrealized appreciation/ (depreciation)
	Counterparty	Value date	(000’s	)	value	Asset	Liability
Australian Dollar (Short)	State Street Bank and Trust Company	4/9/15	80,000		$62,020,942	$2,165,058	$—
Australian	JPMorgan
Dollar (Short)	Chase Bank, N.A.	4/9/15	80,000		62,020,942	2,106,538	—
Australian
Dollar (Short)	Citibank, N.A.	4/9/15	80,000		62,020,942	2,177,698	—
British Pound (Short)	Citibank, N.A.	4/9/15	267,373		402,540,185	1,723,500	—
Total						$8,172,794	$—

During the period ended January 31, 2015, average monthly notional value related to forward foreign currency contracts was approximately $532.5 million, or 17.7% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2015.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized Appreciation		Unrealized Depreciation
	Forward Foreign Currency Contracts	Total Over-the- Counter	Forward Foreign Currency Contracts	Total Over-the- Counter	Net Value of Over-the- Counter Derivatives	Collateral (Received) / Pledged	Net Exposure(1)

Amounts subject to a master netting or similar arrangement:

Citibank, N.A.	$3,901,198	$3,901,198	$—	$—	$3,901,198	$—	$3,901,198
JPMorgan
Chase Bank, N.A.	2,106,538	2,106,538	—	—	2,106,538	—	2,106,538
	$6,007,736	$6,007,736	$—	$—	$6,007,736	$—	$6,007,736

Amounts NOT subject to a master netting or similar arrangement:

State Street Bank and Trust Company(2)	$2,165,058	$2,165,058	$—	$—
	$2,165,058	$2,165,058	$—	$—
Total Over- the Counter	$8,172,794	$8,172,794	$—	$—

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements.

(2)
Forward foreign currency contracts with State Street Bank and Trust Company are not subject to a legally enforceable master netting arrangement or other similar agreements that provide legally enforceable right of offset.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$ —	$ 8,172,794	$ —

See notes to financial statements

Portfolio of investments (unaudited)

Global Equity Income Fund
January 31, 2015 (continued)

Other Information:

Industry concentration as	% of net
a percentage of net assets:	assets

Integrated Telecommunication Services	12.67%
Tobacco	6.81
Pharmaceuticals	6.50
Diversified Banks	5.72
Restaurants	5.59
Wireless Telecommunication Services	5.24
Integrated Oil & Gas	4.77
Property & Casualty Insurance	4.45
Multi-Utilities	3.17
Life & Health Insurance	2.85
Industrial Conglomerates	2.46
Industrial REIT’s	2.33
Air Freight & Logistics	2.32
Aerospace & Defense	2.14
Asset Management & Custody Banks	1.99
Diversified Real Estate Activities	1.70
Broadcasting	1.53
Homebuilding	1.50
Diversified Capital Markets	1.47
Leisure Facilities	1.44
Health Care Services	1.41
Paper Packaging	1.40
Retail REITs	1.30
Casinos & Gaming	1.28

Industry concentration as	% of net
a percentage of net assets:	assets

Systems Software	1.26%
Hotels, Resorts & Cruise Lines	1.24
Diversified Metals & Mining	1.22
Water Utilities	1.21
Department Stores	1.12
Investment Banking & Brokerage	1.11
Application Software	0.95
Communications Equipment	0.94
Electric Utilities	0.88
Data Processing & Outsourced Services	0.85
Distributors	0.76
Apparel Retail	0.69
Commercial Printing	0.58
Construction & Engineering	0.53
Research & Consulting Services	0.48
Packaged Foods & Meats	0.45
Apparel, Accessories & Luxury Goods	0.38
Oil & Gas Exploration & Production	0.30
Office Electronics	0.27
Long-Term Investments	97.26
Short-Term Investment	2.19
Total Investments	99.45
Financial Derivative Instruments	0.27
Net Other Assets and Liabilities	0.28
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

Global Equity Income Fund
January 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2015:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total

Assets

Common Stocks
Australia	$334,917,586	$—	$—	$334,917,586
Brazil	25,491,475	—	—	25,491,475
Canada	34,993,139	—	—	34,993,139
Denmark	34,809,842	—	—	34,809,842
France	168,797,643	—	—	168,797,643
Germany	93,552,540	—	—	93,552,540
Hong Kong	127,888,907	—	—	127,888,907
Israel	13,679,177	—	—	13,679,177
Japan	30,224,397	—	—	30,224,397
Korea	113,574,208	—	—	113,574,208
Luxembourg	13,873,768	—	—	13,873,768
Malaysia	19,840,644	—	—	19,840,644
New Zealand	50,893,285	—	—	50,893,285
Spain	25,434,005	—	—	25,434,005
Sweden	30,305,045	—	—	30,305,045
Switzerland	91,247,512	—	—	91,247,512
United Kingdom	1,168,213,290	—	—	1,168,213,290
United States	407,326,962	—	—	407,326,962
Total Common Stocks	$2,785,063,425	$—	$—	$2,785,063,425

Partnerships
United States	29,299,403	—	—	29,299,403
Total Partnerships	$29,299,403	—	$—	$29,299,403

REITs
Netherlands	39,032,181	—	—	39,032,181
Singapore	31,510,112	—	—	31,510,112
United Kingdom	38,539,935	—	—	38,539,935
Total REITs	$109,082,228	$—	$—	$109,082,228
Short-term Investment	65,694,925	—	—	65,694,925
Total Investments	$2,989,139,981	—	—	$2,989,139,981

Financial Derivative Instruments – Assets
Over-the-counter	$—	$8,172,794	—	$8,172,794
Total Financial Derivative Instruments-Assets	$—	$8,172,794	—	$8,172,794

During the period ended January 31, 2015, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board of Trustees.

See notes to financial statements

Portfolio of investments (unaudited)

Global Equity Income Fund
January 31, 2015 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2015

		Derivatives not accounted for as hedging instruments

	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total

Financial Derivative Instruments – Assets
Over-the-Counter
Forward Foreign Currency Contracts	$8,172,794	$—	$—	$—	$—	$8,172,794
Total	$8,172,794	$—	$—	$—	$—	$8,172,794

Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—
Net	$8,172,794	$—	$—	$—	$—	$8,172,794

Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2015

		Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Forward Foreign Currency Contracts	$57,881,262	$—	$—	$—	$—	$57,881,262
Total	$57,881,262	$—	$—	$—	$—	$57,881,262

Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Forward Foreign Currency Contracts	$6,215,364	$—	$—	$—	$—	$6,215,364
Total	$6,215,364	$—	$—	$—	$—	$6,215,364

See notes to financial statements

Portfolio of investments (unaudited)

Global Technology Fund
January 31, 2015

		Value
Shares		(note 2)

Common stocks – 95.13%
	China – 9.14%
44,721	Baidu, Inc., ADR *	$9,745,600
61,842	NetEase.com, Inc., ADR	6,756,238
358,500	Tencent Holdings, Ltd.	6,099,629
82,369	YY, Inc., ADR *	5,928,921
		28,530,388

	France – 0.45%
78,824	Orange S.A.	1,391,290

	Ireland – 1.49%
55,395	Accenture plc, Class A	4,654,842

	Israel – 0.76%
30,691	Check Point Software
	Technologies, Ltd. *	2,368,424

	Italy – 0.44%
1,178,415	Telecom Italia SpA *	1,375,552

	Japan – 3.52%
136,400	Alps Electric Co., Ltd.	2,877,142
866,000	Hitachi, Ltd.	6,617,234
50,400	NGK Spark Plug Co., Ltd.	1,510,756
		11,005,132

	Korea – 5.27%
4,151	Samsung Electronics Co., Ltd.	5,181,158
220,992	SK Hynix, Inc.	9,628,995
134,170	Wonik IPS Co., Ltd. *	1,644,000
		16,454,153

	Netherlands – 2.99%
63,039	ASM International N.V.	2,590,426
85,168	NXP Semiconductor N.V. *	6,757,229
		9,347,655

	Singapore – 2.10%
63,867	Avago Technologies, Ltd.	6,570,637

	Taiwan – 1.50%
306,000	MediaTek, Inc.	4,689,990

		Value
Shares		(note 2)

	United Kingdom – 3.63%
253,240	BT Group plc	$1,593,997
183,748	Rightmove plc	6,437,471
932,938	Vodafone Group plc	3,295,176
		11,326,644

	United States – 63.84%
16,524	Amazon.com, Inc. *	5,858,254
187,484	Apple, Inc.	21,965,625
270,633	Applied Materials, Inc.	6,181,258
2,112	Arista Networks, Inc. *	133,309
81,436	Arrow Electronics, Inc. *	4,482,237
144,099	Broadcom Corp., Class A	6,114,841
346,643	Cadence Design Systems, Inc. *	6,236,108
22,847	CDW Corp.	782,738
203,013	Cisco Systems, Inc.	5,352,438
65,638	Cognex Corp. *	2,412,197
118,926	Cognizant Technology
	Solutions Corp., Class A *	6,437,464
30,753	CommScope Holding Co., Inc. *	864,313
27,208	Equinix, Inc.	5,900,327
44,004	F5 Networks, Inc. *	4,911,727
89,274	Facebook, Inc., Class A *	6,776,789
116,152	Fidelity National Information
	Services, Inc.	7,251,369
43,687	FleetCor Technologies, Inc. *	6,138,024
58,110	Gilead Sciences, Inc. *	6,091,671
7,854	Google, Inc., Class A *	4,221,918
11,058	Google, Inc., Class C *	5,910,722
132,987	Hewlett-Packard Co.	4,804,820
71,901	Lam Research Corp.	5,496,112
83,156	MasterCard, Inc., Class A	6,821,287
285,019	Mentor Graphics Corp.	6,558,287
182,631	Micron Technology, Inc. *	5,344,696
141,484	Oracle Corp.	5,926,765
19,855	Palo Alto Networks, Inc. *	2,509,473
244,936	Pandora Media, Inc. *	4,065,938
88,687	Red Hat, Inc. *	5,657,344
54,842	SanDisk Corp.	4,163,056
4,695	The Priceline Group, Inc. *	4,739,509
52,371	Towers Watson & Co., Class A	6,205,964
26,280	Visa, Inc., A Shares	6,699,035
207,617	Web.com Group, Inc. *	3,137,093
103,499	Western Digital Corp.	10,063,208
33,987	WEX, Inc. *	3,128,503
		199,344,419

	Total common stocks
	(Cost $216,420,568)	297,059,126

	Total long-term investments
	(Cost $216,420,568)	297,059,126

See notes to financial statements

Portfolio of investments (unaudited)

Global Technology Fund
January 31, 2015 (continued)

		Value
Shares		(note 2)

Short-term investment – 5.39%
16,825,111	Fidelity Institutional
	Treasury Portfolio	$16,825,111

	Total short-term investment
	(Cost $16,825,111)	16,825,111

Total investments – 100.52%
	(Cost $233,245,679)	313,884,237
Net other assets and liabilities – (0.52%)		(1,613,254)
Total net assets – 100.00%		$312,270,983

*	Non-income producing security
ADR	American Depositary Receipts

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Internet Software & Services	18.75%
Semiconductors	14.18
Data Processing & Outsourced Services	9.62
Computer Hardware	8.57
Semiconductor Equipment	5.10
Computer Storage & Peripherals	4.56
Systems Software	4.47
Communications Equipment	4.41
Application Software	4.10
IT Consulting & Other Services	3.55
Internet Retail	3.39
Electronic Equipment & Instruments	2.89
Publishing	2.06
Human Resource & Employment Services	1.99
Biotechnology	1.95
Technology Distributors	1.69
Integrated Telecommunication Services	1.40
Wireless Telecommunication Services	1.05
Electronic Components	0.92
Auto Parts & Equipment	0.48
Long-Term Investments	95.13
Short-Term Investment	5.39
Total Investments	100.52
Net Other Assets and Liabilities	(0.52)
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

Global Technology Fund
January 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2015:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total

Assets

Common Stocks
China	$28,530,388	$—	$—	$28,530,388
France	1,391,290	—	—	1,391,290
Ireland	4,654,842	—	—	4,654,842
Israel	2,368,424	—	—	2,368,424
Italy	1,375,552	—	—	1,375,552
Japan	11,005,132	—	—	11,005,132
Korea	16,454,153	—	—	16,454,153
Netherlands	9,347,655	—	—	9,347,655
Singapore	6,570,637	—	—	6,570,637
Taiwan	4,689,990	—	—	4,689,990
United Kingdom	11,326,644	—	—	11,326,644
United States	199,344,419	—	—	199,344,419
Total Common Stocks	297,059,126	—	—	297,059,126
Short-Term Investment	16,825,111	—	—	16,825,111
Total Investments	$313,884,237	$—	$—	$313,884,237

During the period ended January 31, 2015, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board of Trustees.

See notes to financial statements

Portfolio of investments (unaudited)

High Yield Opportunities Fund
January 31, 2015

Face					Value
amount			Coupon	Maturity	(note 2)

Bank loans(a)(b) – 7.96%

		United States – 7.05%
USD	250,000	CityCenter Holdings LLC, Term Loan B (c)	4.250%	10/16/20	$248,969
USD	248,711	Delta Air Lines, Inc., Term Loan B (c)	3.250%	4/20/17	248,453
USD	249,359	Infor (US), Inc., Term Loan B-5 (c)	3.750%	6/3/20	243,930
USD	500,000	Murray Energy Corp., Term Loan B (c)	5.250%	12/5/19	460,000
USD	250,000	Restaurant Brands International, Inc., Term Loan B (c)	4.500%	12/12/21	250,548
USD	249,364	PQ Corp., Term Loan B (c)	4.000%	8/7/17	246,052
USD	235,294	Signode Industrial Group US, Inc., Term Loan B (c)	3.750%	5/1/21	229,118
USD	250,000	SunGard Data Systems, Inc., Term Loan E (c)	4.000%	3/8/20	249,532
					2,176,602

		Total bank loans
		(Cost $2,199,984)			2,176,602

Corporate bonds – 83.95%

		Barbados – 1.89%
USD	500,000	Columbus International, Inc. (d)	7.375%	3/30/21	516,250

		Canada – 2.67%
USD	275,000	Baytex Energy Corp. (d)	5.625%	6/1/24	236,844
USD	250,000	Garda World Security Corp. (d)	7.250%	11/15/21	245,000
USD	250,000	New Gold, Inc. (d)	6.250%	11/15/22	248,125
					729,969

		Luxembourg – 4.05%
USD	365,000	Altice Finco S.A.	7.625%	2/15/25	365,000
USD	500,000	Intelsat Luxembourg S.A.	7.750%	6/1/21	497,500
USD	250,000	Wind Acquisition Finance S.A. (d)	7.375%	4/23/21	243,125
					1,105,625

		Puerto Rico – 1.02%
USD	275,000	Popular, Inc.	7.000%	7/1/19	278,094

		Sweden – 1.16%
USD	325,000	Perstorp Holding AB (d)	11.000%	8/15/17	316,062

		United Kingdom – 1.95%
USD	275,000	Royal Bank of Scotland Group plc	6.000%	12/19/23	308,645
USD	264,000	Tullow Oil plc (d)	6.000%	11/1/20	224,400
					533,045

See notes to financial statements

Portfolio of investments (unaudited)

High Yield Opportunities Fund
January 31, 2015 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United States – 71.21%
USD	290,000	American Airlines Group, Inc. (d)	5.500%	10/1/19	$300,875
USD	260,000	Belden, Inc. (d)	5.250%	7/15/24	252,200
USD	250,000	BlueLine Rental Finance Corp. (d)	7.000%	2/1/19	245,469
USD	250,000	Building Materials Corp of America (d) (c)	5.375%	11/15/24	255,000
USD	550,000	Calpine Corp.	5.750%	1/15/25	563,062
USD	265,000	Calumet Specialty Products Partners LP (d)	6.500%	4/15/21	231,213
USD	550,000	CCOH Safari LLC (c)	5.500%	12/1/22	558,937
USD	275,000	Century Intermediate Holding Co. 2 (d)	9.750%	2/15/19	292,875
USD	250,000	Chesapeake Energy Corp.	5.750%	3/15/23	260,000
USD	525,000	CHS/Community Health Systems, Inc.	6.875%	2/1/22	560,241
USD	300,000	Clearwater Paper Corp. (d)	5.375%	2/1/25	302,250
USD	270,000	Diamond Foods, Inc. (d)	7.000%	3/15/19	273,375
USD	500,000	Digicel Group, Ltd. (d)	8.250%	9/30/20	489,000
USD	185,000	DS Services of America, Inc. (d)	10.000%	9/1/21	213,444
USD	275,000	E*TRADE Financial Corp.	5.375%	11/15/22	289,437
USD	285,000	Eco Services Operations LLC (d)	8.500%	11/1/22	287,850
USD	275,000	EP Energy LLC	9.375%	5/1/20	278,438
USD	285,000	GameStop Corp. (d)	5.500%	10/1/19	291,412
USD	250,000	Gardner Denver, Inc. (d)	6.875%	8/15/21	240,000
USD	265,000	Gates Global LLC (d)	6.000%	7/15/22	249,763
USD	575,000	General Motors Financial Co., Inc.	4.375%	9/25/21	610,219
USD	250,000	Gray Television, Inc.	7.500%	10/1/20	258,125
USD	285,000	Group 1 Automotive, Inc. (d)	5.000%	6/1/22	282,863
USD	250,000	HD Supply, Inc.	7.500%	7/15/20	263,125
USD	500,000	Headwaters, Inc.	7.250%	1/15/19	525,000
USD	250,000	Hilcorp Energy I LP (d)	5.000%	12/1/24	226,250
USD	525,000	HJ Heinz Co. (d)	4.875%	2/15/25	527,625
USD	250,000	Hot Topic, Inc. (d)	9.250%	6/15/21	271,875
USD	500,000	HUB International, Ltd. (d)	7.875%	10/1/21	501,250
USD	560,000	ILFC E-Capital Trust II (e) (d)	6.250%	12/21/65	533,400
USD	275,000	Infor Software Parent LLC/Infor Software Parent, Inc. (d)	7.125%	5/1/21	277,750
USD	250,000	j2 Global, Inc.	8.000%	8/1/20	271,250
USD	500,000	Kindred Escrow Corp. II (d)	8.750%	1/15/23	537,500
USD	440,000	KLX, Inc. (d)	5.875%	12/1/22	435,600
USD	297,000	Landry’s, Inc. (d)	9.375%	5/1/20	320,760
USD	525,000	MGM Resorts International	6.000%	3/15/23	532,875
USD	275,000	Multi-Color Corp. (d)	6.125%	12/1/22	278,781
USD	275,000	Nexstar Broadcasting, Inc. (d)	6.125%	2/15/22	276,375
USD	250,000	Parsley Energy LLC (d)	7.500%	2/15/22	248,750
USD	500,000	PC Nextco Holdings LLC	8.750%	8/15/19	510,000
USD	250,000	Pinnacle Operating Corp. (d)	9.000%	11/15/20	255,625
USD	275,000	Plastipak Holdings, Inc. (d)	6.500%	10/1/21	275,688
USD	555,000	Post Holdings, Inc. (d)	6.000%	12/15/22	532,106
USD	345,000	PSPC Escrow Corp. (d)	6.500%	2/1/22	353,625
USD	500,000	RCN Telecom Services LLC (d)	8.500%	8/15/20	533,125
USD	375,000	Rite Aid Corp.	6.750%	6/15/21	393,750
USD	250,000	Select Medical Corp.	6.375%	6/1/21	252,781
USD	250,000	Sophia Holding Finance LP (d)	9.625%	12/1/18	250,938
USD	525,000	Sprint Corp.	7.125%	6/15/24	513,187
USD	285,000	Steel Dynamics, Inc. (d)	5.125%	10/1/21	291,412

See notes to financial statements

Portfolio of investments (unaudited)

High Yield Opportunities Fund
January 31, 2015 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United States (continued)
USD	275,000	SunCoke Energy Partners LP (d)	7.375%	2/1/20	$284,625
USD	229,000	Tenet Healthcare Corp.	8.125%	4/1/22	258,770
USD	250,000	TMS International Corp. (d)	7.625%	10/15/21	250,000
USD	375,000	TransDigm, Inc.	6.000%	7/15/22	375,937
USD	265,000	West Corp. (d)	5.375%	7/15/22	254,400
USD	240,000	Zebra Technologies Corp. (d)	7.250%	10/15/22	258,000
					19,458,183

		Total corporate bonds
		(Cost $22,832,814)			22,937,228

		Value
Shares		(note 2)
Preferred stock – 4.05%

	United States – 4.05%
1,100	Ally Financial, Inc. 7%,
	03/02/15 (f) (d)	$1,105,534

	Total preferred stock
	(Cost $1,072,406)	1,105,534

	Total long-term investments
	(Cost $26,105,204)	26,219,364

Short-term investment – 10.26%
2,803,609	Fidelity Institutional Treasury
	Portfolio (g)	2,803,609

	Total short-term investment
	(Cost $2,803,609)	2,803,609

Total investments – 106.22%
	(Cost $28,908,813)	29,022,973

Financial Derivative Instruments, net(h) – 0.19%
(Cost or Premiums, net $52,118)		51,674
Net other assets and liabilities – (6.41)%		(1,751,694)
Total net assets – 100.00%		$27,322,953

(a)
Bank loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Bank loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)
Bank loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(c)	Security is purchased on a delayed delivery basis.
(d)	Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2015, the restricted securities held by the Fund had an aggregate value of $15,318,388, which represented 56.1% of net assets.
(e)	Variable or Floating rate interest rate security. Rate presented represents rate at January 31, 2015.
(f)	Maturity date is perpetual. Maturity date presented represents the next call date.
(g)	This short-term investment was segregated for open swap contracts and delayed delivery purchases at January 31, 2015.
(h)	Information with respect to financial derivative instruments is disclosed in the following tables.

See notes to financial statements

Portfolio of investments (unaudited)

High Yield Opportunities Fund
January 31, 2015 (continued)

(h) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

CREDIT DEFAULT SWAP CONTRACTS

	Reference	Rates received/	Termination	Implied credit	Notional amount		Upfront premiums paid/		Unrealized appreciation/	Value
Counterparty	entity	(paid )	date	spread	(000s	)	(received	)	(depreciation )	Asset	Liability
Protection purchased:
JPMorgan Chase
Bank, N.A.	MDC Holdings, Inc.	(1.00)%	3/20/20	1.77%	$150		$5,622		$—	$5,622	$—
Protection sold:
Barclays Bank plc	Delta Airlines, Inc.	5.00%	3/20/20	2.64%	$250		$28,292		$(444)	$27,848	$—
JPMorgan Chase	Ryland Group
Bank, N.A.	Holdings, Inc.	5.00%	3/20/20	2.42%	150		18,204		—	18,204	—
Total							$52,118		$(444)	$51,674	$—

	Cost or Premiums, net	Asset	Liability
TOTAL SWAP CONTRACTS	$52,118	$51,674	$—

During the period ended January 31, 2015, average notional value related to swap contracts, including both centrally-cleared and over-the-counter, was approximately $331,289, or 1.2% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2015:

	Financial Derivative Assets		Financial Derivative Liabilities
	Value(1)		Value(1)
	Swap Contracts	Total Over-the- Counter	Swap Contracts	Total Over-the- Counter	Net Value of OTC Derivatives	Collateral (Received) / Pledged	Net Exposure(2)

Amounts subject to a master netting or similar arrangement:
Barclays Bank plc	$27,848	$27,848	$—	$—	$27,848	$—	$27,848
JPMorgan
Chase Bank, N.A.	23,826	23,826	—	—	23,826	—	23,826
	$51,674	$51,674	$—	$—	$51,674	$—	$51,674

(1)	Value on swap contracts is represented by “unrealized appreciation/(depreciation)” on interest rate swaps, and “value” on credit default swaps, which is inclusive of upfront premiums paid/(received).
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$ 52,118	$ 51,674	$ —

See notes to financial statements

Portfolio of investments (unaudited)

High Yield Opportunities Fund
January 31, 2015 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Cable TV	5.89%
Oil & Gas Exploration & Production	5.40
Diversified Banking Institution	5.18
Medical-Hospitals	3.92
Cellular Telecommunications	3.67
Telecommunication Services	3.16
Aerospace/Defense-Equipment	2.97
Food-Miscellaneous/Diversified	2.93
Casino Hotels	2.86
Coal	2.72
Finance-Auto Loans	2.23
Chemicals - Specialty	2.19
Independent Power Producer	2.06
Airlines	2.01
Medical-Nursing Homes	1.97
Finance-Leasing Company	1.95
Food-Flour & Grain	1.95
Building Products-Cement Aggregates	1.92
Computer Services	1.91
Enterprise Software/Services	1.91
Retail-Leisure Products	1.87
Insurance Brokers	1.83
Satellite Telecommunications	1.82
Retail-Drug Store	1.44
Retail - Restaurants	1.17
Chemicals - Other	1.16
Paper & Related Products	1.11
Consumer Products - Miscellaneous	1.07
Retail - Computer Equipment	1.07
Steel-Producers	1.07
Finance - Investment Banking & Brokerage	1.06

Industry concentration as	% of net
a percentage of net assets:	assets

Chemicals - Diversified	1.05%
Retail - Automobile	1.04
Commercial Banks-Southern US	1.02
Printing-Commercial	1.02
Broadcast Services/Programs	1.01
Containers-Paper/Plastic	1.01
Retail - Apparel/Shoe	0.99
Distribution/Wholesale	0.96
Agricultural Operations	0.94
Machinery-General Industrials	0.94
Television	0.94
Building & Construction Products - Miscellaneous	0.93
Commercial Banks Non-US	0.92
Restaurants	0.92
Wire & Cable Products	0.92
Commercial Services	0.91
Gold Mining	0.91
Rubber/Plastic Products	0.91
Machinery-Construction & Mining	0.90
Security Services	0.90
Specified Purpose Acquisition	0.88
Oil & Gas Refining & Marketing	0.85
Steel-Specialty	0.84
Beverages-Non-alcoholic	0.78
Long-Term Investments	95.96
Short-Term Investment	10.26
Total Investments	106.22
Financial Derivative Instruments	0.19
Net Other Assets and Liabilities	(6.41)
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

High Yield Opportunities Fund
January 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2015:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total

Assets

Bank Loans
United States	$—	$2,176,602	$—	$2,176,602
Total Bank Loans	—	2,176,602	—	2,176,602

Corporate Bonds
Barbados	—	516,250	—	516,250
Canada	—	729,969	—	729,969
Luxembourg	—	1,105,625	—	1,105,625
Puerto Rico	—	278,094	—	278,094
Sweden	—	316,062	—	316,062
United Kingdom	—	533,045	—	533,045
United States	—	19,458,183	—	19,458,183
Total Corporate Bonds	—	22,937,228	—	22,937,228

Preferred Stock
United States	—	1,105,534	—	1,105,534
Total Preferred Stock	—	1,105,534	—	1,105,534
Short-Term Investment	2,803,609	—	—	2,803,609
Total Investments	$2,803,609	$26,219,364	$—	$29,022,973

Financial Derivative Investment-Assets
Over-the-counter	—	51,674	—	51,674
Total Financial Derivative Investment-Assets	$—	$51,674	$—	$51,674

During the period ended January 31, 2015, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board of Trustees.

See notes to financial statements

Portfolio of investments (unaudited)

High Yield Opportunities Fund
January 31, 2015 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2015

		Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total

Financial Derivative Instruments – Assets
Over-the-Counter
Swap Contracts	$—	$—	$—	$51,674	$—	$51,674
Total	$—	$—	$—	$51,674	$—	$51,674

Financial Derivative Instruments – Liabilities
Over-the-Counter
Swap Contracts	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—
Net	$—	$—	$—	$51,674	$—	$51,674

Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2015

		Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total

Net realized gain/(loss) from financial derivative instruments:
Swap Contracts	$—	$—	$—	$2,455	$—	$2,455
Total	$—	$—	$—	$2,455	$—	$2,455

	Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total

Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Swap Contracts	$—	$—	$—	$2,261	$—	$2,261
Total	$—	$—	$—	$2,261	$—	$2,261

See notes to financial statements

Portfolio of investments (unaudited)

International Long/Short Equity Fund
January 31, 2015

		Value
Shares		(note 2)

Common stocks – 45.65%

	China – 5.95%
121,000	Agricultural Bank of China Ltd.,
	Class H	$59,247
26,000	Brilliance China Automotive
	Holdings, Ltd.	47,467
90,000	China CITIC Bank Corp. Ltd.,
	Class H	66,629
34,000	Dongfeng Motor Group Co.,
	Ltd., Class H	49,248
3,000	Ping An Insurance Co. of China,
	Ltd., Class H (a)	31,740
45,000	Sunac China Holdings, Ltd.	40,017
		294,348

	Germany – 3.32%
3,700	ProSiebenSat.1 Media AG (a)	164,480

	Hong Kong – 2.42%
3,000	Cheung Kong Holdings, Ltd.(a)	56,905
109,000	China Power International
	Development, Ltd.	62,701
		119,606

	India – 1.09%
1,100	Tata Motors, Ltd., ADR	54,252

	Indonesia – 0.74%
40,000	PT Bank Rakyat Indonesia Tbk	36,666

	Israel – 2.99%
2,600	Teva Pharmaceutical
	Industries, Ltd., ADR	147,836

	Japan – 20.53%
5,700	Credit Saison Co., Ltd. (a)	95,878
1,200	East Japan Railway Co. (a)	92,711
600	Fanuc, Ltd. (a)	100,763
3,600	Japan Tobacco, Inc. (a)	97,812
5,000	JGC Corp. (a)	101,835
1,800	Kao Corp. (a)	78,902
25,000	Mitsubishi Heavy
	Industries, Ltd. (a)	138,068
1,900	Nippon Telegraph and
	Telephone Corp. (a)	112,806
2,700	Seven & I Holdings Co., Ltd. (a)	98,891
7,600	Sumitomo Electric
	Industries, Ltd. (a)	97,879
		1,015,545

		Value
Shares		(note 2)

	South Africa – 2.14%
230,000	Platinum Group Metals, Ltd. *	$105,823

	Spain – 2.34%
5,000	Obrascon Huarte Lain S.A. (a)	115,796

	Sweden – 3.23%
12,300	Lundin Petroleum AB *(a)	159,655

	Taiwan – 0.90%
10,000	Taiwan Semiconductor
	Manufacturing Co., Ltd.	44,404

	Total common stocks
	(Cost $2,261,724)	2,258,411

	Total long-term investments
	(Cost $2,261,724)	2,258,411

Short-term investment – 72.62%
3,592,572	Fidelity Institutional
	Treasury Portfolio	3,592,572

	Total short-term investment
	(Cost $3,592,572)	3,592,572

Total investments – 118.27%(b)
	(Cost $5,854,296)	5,850,983
Securities sold short(c) – (28.68)%
	(Proceeds $(1,332,937))	(1,418,893)

Financial Derivative Instruments, net(d)
(Cost or Premiums, net $0) – 0.51%		24,998
Net other assets and liabilities – 9.90%		489,865
Total net assets – 100.00%		$4,946,953

*	Non-income producing security
(a)	All or a portion of the security is pledged as collateral for securities sold short.
(b)	All or a portion of these securities and short-term investments were segregated for open futures contracts, securities sold short and swap contracts.
(c)	The portfolio of securities sold short is disclosed on the following page.
(d)	Information with respect to financial derivative instruments is disclosed in the tables following the portfolio of securities sold short.

See notes to financial statements

Portfolio of investments (unaudited)

International Long/Short Equity Fund
January 31, 2015 (continued)

		Value
Shares		(note 2)

Securities Sold Short – (28.68)%
	China – (1.19)%
(18,000)	Tingyi Cayman Islands
	Holding Corp.	$(44,316)
(12,000)	Want Want China Holdings, Ltd.	(14,338)
		(58,654)

	Denmark – (3.23)%
(5,400)	ISS A/S *	(159,749)

	Germany – (4.44)%
(1,000)	BASF SE	(89,835)
(4,200)	Metro AG *	(129,613)
		(219,448)

	Hong Kong – (1.17)%
(20,000)	CNOOC, Ltd.	(26,601)
(5,300)	Prada SpA	(30,955)
		(57,556)

		Value
Shares		(note 2)

	Japan – (11.72)%
(2,700)	Aisin Seiki Co., Ltd.	$(94,206)
(1,100)	Daikin Industries, Ltd.	(76,739)
(4,700)	Komatsu, Ltd.	(92,426)
(6,200)	Sumco Corp.	(104,534)
(17,000)	Taisei Corp.	(98,757)
(5,000)	Yamato Holdings Co., Ltd.	(113,225)
		(579,887)

	Netherlands – (4.37)%
(1,200)	Akzo Nobel N.V.	(86,947)
(17,000)	CNH Industrial N.V.	(129,379)
		(216,326)

	United Kingdom – (2.57)%
(100,000)	Quindell plc	(127,273)
Total Securities Sold Short
(Proceeds $(1,332,937))		(1,418,893)

See notes to financial statements

Portfolio of investments (unaudited)

International Long/Short Equity Fund
January 31, 2015 (continued)

(d) FINANCIAL DERIVATIVE INSTRUMENTS
EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS

				Unrealized
			Current	appreciation/
	Number of	Expiration	notional	(depreciation)
	contracts	date	value	Asset	Liability
MSCI Taiwan Index (Short)	(1)	2/25/15	$34,790	$306	$—
TOPIX Index (Short)	(2)	3/12/15	240,909	—	(1,020)
Total				$306	$(1,020)

During the period ended January 31, 2015, average monthly notional value related to futures contracts was approximately $470,268 or 9.5% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY

The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of January 31, 2015.

	Unrealized Appreciation		Unrealized Depreciation
	Futures Contracts	Total	Futures Contracts	Total
Total Exchange-Traded or Centrally Cleared	$306	$306	$(1,020)	$(1,020)

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000’s	)	value	Asset	Liability
British Pound (Long)	BNP Paribas Securities Services	2/25/15	144		$217,406	$—	$(590)
British Pound (Short)	BNP Paribas Securities Services	2/25/15	68		102,112	243	—
Danish Krone (Long)	BNP Paribas Securities Services	2/25/15	1,027		156,022	—	(3,470)
Euro (Long)	BNP Paribas Securities Services	2/25/15	137		154,838	—	(3,609)
Euro (Short)	BNP Paribas Securities Services	2/25/15	27		31,039	314	—
Hong Kong Dollar (Long)	BNP Paribas Securities Services	2/25/15	412		53,147	—	(3)
Hong Kong Dollar (Short)	BNP Paribas Securities Services	2/25/15	2,841		366,510	—	(34)
Hungarian Forint (Long)	BNP Paribas Securities Services	2/25/15	1,448		5,261	—	(9)
Hungarian Forint (Short)	BNP Paribas Securities Services	2/25/15	3,226		11,722	—	(19)
Japanese Yen (Long)	BNP Paribas Securities Services	2/25/15	9,346		79,604	114	—
Japanese Yen (Short)	BNP Paribas Securities Services	2/25/15	65,742		559,965	—	(3,007)
Swedish Krona (Long)	BNP Paribas Securities Services	2/25/15	54		6,524	—	(23)
Swedish Krona (Short)	BNP Paribas Securities Services	2/25/15	1,346		162,651	2,140	—
Total						$2,811	$(10,764)

During the period ended January 31, 2015, average monthly notional value related to forward foreign currency contracts was approximately $2.2 million, or 45.0% of net assets.

See notes to financial statements

Portfolio of investments (unaudited)

International Long/Short Equity Fund
January 31, 2015 (continued)

EQUITY SWAPS

							Unrealized
							appreciation/
	Pay/	Underlying	# of	Financing	Termination	Notional	(depreciation)
Counterparty	Receive(1)	Reference	Shares	Rate	Date	amount	Asset	Liability
Credit Suisse Securities (Europe) Limited	Receives	Virgin Money Holdings UK	45,000	1-month USD LIBOR plus a specified spread	6/13/16	$211,979	$11,433	$—
Credit Suisse Securities (Europe) Limited	Receives	Talktalk Telecom Group	40,000	1-month USD LIBOR plus a specified spread	6/13/16	191,830	5,746	—
Credit Suisse Securities (Europe) Limited	Receives	Inmarsat Plc	13,000	1-month USD LIBOR plus a specified spread	6/13/16	163,302	5,918	—
Credit Suisse Securities (Europe) Limited	Receives	Rexel SA	10,700	1-month USD LIBOR plus a specified spread	6/13/16	200,711	18,809	—
Credit Suisse Securities (Europe) Limited	Receives	Renault SA	2,000	1-month USD LIBOR plus a specified spread	6/13/16	154,155	10,963	—
Credit Suisse Securities (Europe) Limited	Receives	Kingfisher Plc	30,000	1-month USD LIBOR plus a specified spread	6/13/16	154,898	9,602	—
Credit Suisse Securities (Europe) Limited	Receives	Northgate Plc	7,000	1-month USD LIBOR plus a specified spread	6/13/16	64,947	6,179	—
Credit Suisse Securities (Europe) Limited	Receives	Playtech Plc	6,000	1-month USD LIBOR plus a specified spread	6/13/16	61,363	859	—
Credit Suisse Securities (Europe) Limited	Receives	Paragon Group Companies Plc	9,000	1-month USD LIBOR plus a specified spread	6/13/16	55,877	647	—
Credit Suisse Securities (Europe) Limited	Receives	Laird Plc	15,000	1-month USD LIBOR plus a specified spread	6/13/16	72,027	2,217	—
Credit Suisse Securities (Europe) Limited	Receives	Grainger Plc	19,000	1-month USD LIBOR plus a specified spread	6/13/16	55,490	—	(706)
Credit Suisse Securities (Europe) Limited	Receives	E2V Technologies Plc	25,000	1-month USD LIBOR plus a specified spread	6/13/16	70,697	5,131	—
Credit Suisse Securities (Europe) Limited	Receives	Victrex Plc	2,000	1-month USD LIBOR plus a specified spread	6/13/16	62,025	3,736	—
Credit Suisse Securities (Europe) Limited	Receives	Oxford Instruments Plc	3,000	1-month USD LIBOR plus a specified spread	6/13/16	33,641	—	(19,025)
Credit Suisse Securities (Europe) Limited	Receives	Interserve Plc	7,000	1-month USD LIBOR plus a specified spread	6/13/16	56,460	—	(4,125)
Credit Suisse Securities (Europe) Limited	Pay	Hargraeves Lansdown Plc	(6,000)	1-month USD LIBOR less a specified spread	6/13/16	(91,366)	—	(5,715)
Credit Suisse Securities (Europe) Limited	Pay	OTP Bank Plc	(5,000)	1-month USD LIBOR less a specified spread	6/13/16	(66,362)	7,307	—
Credit Suisse Securities (Europe) Limited	Pay	Marks & Spencer Group Plc	(18,000)	1-month USD LIBOR less a specified spread	6/13/16	(131,329)	—	(2,926)
Credit Suisse Securities (Europe) Limited	Pay	Rio Tinto Plc	(4,500)	1-month USD LIBOR less a specified spread	6/13/16	(198,254)	—	(6,394)
Credit Suisse Securities (Europe) Limited	Pay	Foxtons Group Plc	(23,000)	1-month USD LIBOR less a specified spread	6/13/16	(66,427)	—	(13,307)
Credit Suisse Securities (Europe) Limited	Pay	AO World Plc	(10,000)	1-month USD LIBOR less a specified spread	6/13/16	(46,270)	—	(4,302)
Credit Suisse Securities (Europe) Limited	Pay	Rightmove Plc	(1,500)	1-month USD LIBOR less a specified spread	6/13/16	(52,551)	—	(3,633)
Credit Suisse Securities (Europe) Limited	Pay	Globo Plc	(60,000)	1-month USD LIBOR less a specified spread	6/13/16	(37,956)	—	(2,757)
Credit Suisse Securities (Europe) Limited	Pay	Avanti Communications Group Plc	(14,000)	1-month USD LIBOR less a specified spread	6/13/16	(45,758)	6,915	—
Credit Suisse Securities (Europe) Limited	Pay	Mitie Group Plc	(15,000)	1-month USD LIBOR less a specified spread	6/13/16	(60,979)	1,093	—
Total							$96,555	$(62,890)

(1)
Receive indicates the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay indicates the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

During the period ended January 31, 2015, average monthly notional value related to swap contracts was approximately $2.3 million, or 46.9% of net assets.

See notes to financial statements

Portfolio of investments (unaudited)

International Long/Short Equity Fund
January 31, 2015 (continued)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2015.

	Financial Derivative Assets			Financial Derivative Liabilities
	Unrealized Appreciation			Unrealized Depreciation
	Forward Foreign Currency Contracts	Swap Contracts	Total Over-the- Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over-the- Counter	Net Value of OTC Derivatives	Collateral (Received) / Pledged	Net Exposure(1)

Amounts subject to a master netting or similar arrangement:
BNP Paribas
Securities Services	$2,811	$—	$2,811	$(10,764)	$—	$(10,764)	$(7,953)	$—	$(7,953)
Credit Suisse Securities
(Europe) Limited	—	96,555	96,555	—	(62,890)	(62,890)	33,665	260,000	293,665
	$2,811	$96,555	$99,366	$(10,764)	$(62,890)	$(73,654)	$25,712	$260,000	$285,712

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$ —	$ 99,672	$ (74,674)

See notes to financial statements

Portfolio of investments (unaudited)

International Long/Short Equity Fund
January 31, 2015 (continued)

Other information:

Industry concentration as	% of Net
a percentage of net assets:	Assets

Television	3.32%
Commercial Banks Non-US	3.28
Oil & Gas Exploration & Production	3.23
Auto-Cars/Light Trucks	3.05
Medical-Generic Drugs	2.99
Machinery-General Industrials	2.79
Building-Heavy Construction	2.34
Telephone-Integrated	2.28
Platinum	2.14
Engineering/Research & Development Services	2.06
Industrial Automation/Robot	2.04
Retail-Misc/Diversified	2.00
Auto/Truck Parts & Equipment-Original	1.98
Tobacco	1.98
Real Estate Operations/Development	1.96
Finance-Credit Card	1.94
Transport-Rail	1.87
Cosmetics & Toiletries	1.59
Electric-Generation	1.27
Semiconductor Components-Integrated Circuits	0.90
Multi-line Insurance	0.64
Long-Term Investments	45.65
Short-Term Investment	72.62
Total Investments	118.27
Securities Sold Short
Building Maintenance & Services	(3.23)
Food-Retail	(2.62)
Machinery-Farm	(2.61)
E-Services/Consulting	(2.57)
Transport-Truck	(2.29)
Electronic Components-Semiconductors	(2.11)
Building & Construction-Miscellaneous	(2.00)
Auto/Truck Parts & Equipment-Original	(1.90)
Machinery-Construction & Mining	(1.87)
Chemicals - Diversified	(3.58)
Building Products-Air & Heating	(1.55)
Food-Flour & Grain	(0.90)
Apparel Manufacturers	(0.62)
Oil & Gas Exploration & Production	(0.54)
Food-Confectionery	(0.29)
Financial Derivative Instruments	0.51
Net Other Assets and Liabilities	9.90
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

International Long/Short Equity Fund
January 31, 2015 (continued)

Fair Value Measurements:

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2015:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Assets
Common Stocks
China	$—	$294,348	$—	$294,348
Germany	164,480	—	—	164,480
Hong Kong	—	119,606	—	119,606
India	54,252	—	—	54,252
Indonesia	—	36,666	—	36,666
Israel	147,836	—	—	147,836
Japan	—	1,015,545	—	1,015,545
South Africa	105,823	—	—	105,823
Spain	115,796	—	—	115,796
Sweden	159,655	—	—	159,655
Taiwan	—	44,404	—	44,404
Total Common Stocks	747,842	1,510,569	—	2,258,411
Short-Term Investment	3,592,572	—	—	3,592,572
Total Investments	4,340,414	1,510,569	—	5,850,983

Liabilities

Securities Sold Short
China	$—	$(58,654)	$—	$(58,654)
Denmark	(159,749)	—	—	(159,749)
Germany	(219,448)	—	—	(219,448)
Hong Kong	—	(57,556)	—	(57,556)
Japan	—	(579,887)	—	(579,887)
Netherlands	(216,326)	—	—	(216,326)
United Kingdom	(127,273)	—	—	(127,273)
Total Securities Sold Short	(722,796)	(696,097)	—	(1,418,893)

Financial Derivative Instruments – Assets
Exchanged-traded or centrally-cleared	306	—	—	306
Over-the-counter	—	99,366	—	99,366
Total Financial Derivative Instruments – Assets	$306	$99,366	$—	$99,672

Financial Derivative Instruments – Liabilities
Exchanged-traded or centrally-cleared	(1,020)	—	—	(1,020)
Over-the-counter	—	(73,654)	—	(73,654)
Total Financial Derivative Instruments – Liabilities	$(1,020)	$(73,654)	$—	$(74,674)

During the period ended January 31, 2015, there were no transfers in or out of security levels as a result of fair value pricing procedures established by the Board of Trustees.

See notes to financial statements

Portfolio of investments (unaudited)

International Long/Short Equity Fund
January 31, 2015 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2015

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Financial Derivative Instruments – Assets
Exchange-Traded or Centrally-Cleared
Futures	$—	$306	$—	$—	$—	$306
	$—	$306	$—	$—	$—	$306
Over-the-Counter
Forward Foreign Currency Contracts	$2,811	$—	$—	$—	$—	$2,811
Swap Contracts	—	96,555	—	—	—	96,555
	$2,811	$96,555	$—	$—	$—	$99,366
Total	$2,811	$96,861	$—	$—	$—	$99,672

Financial Derivative Instruments – Liabilities
Exchange-Traded or Centrally-Cleared
Futures Contracts	$—	$(1,020)	$—	$—	$—	$(1,020)
	$—	$(1,020)	$—	$—	$—	$(1,020)
Over-the-Counter
Forward Foreign Currency Contracts	$(10,764)	$—	$—	$—	$—	$(10,764)
Swap Contracts	—	(62,890)	—	—	—	(62,890)
	$(10,764)	$(62,890)	$—	$—	$—	$(73,654)
Total	$(10,764)	$(63,910)	$—	$—	$—	$(74,674)
Net	$(7,953)	$32,951	$—	$—	$—	$24,998

Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2015

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net realized gain/(loss) on financial derivative instruments
Futures Contracts	$—	$7,621	$—	$—	$—	$7,621
Forward Foreign Currency Contracts	(21,144)	—	—	—	—	(21,144)
Swap Contracts	—	23,247	—	—	—	23,247
	$(21,144)	$32,779	$—	$—	$—	$9,724

Net change in unrealized appreciation/(depreciation) on financial derivative instruments
Futures Contracts	$—	$(714)	$—	$—	$—	$(714)
Forward Foreign Currency Contracts	(7,953)	—	—	—	—	(7,953)
Swap Contracts	—	33,665	—	—	—	33,665
	$(7,953)	$32,951	$—	$—	$—	$24,998

See notes to financial statements

Portfolio of investments (unaudited)

International Opportunities Fund
January 31, 2015

		Value
Shares		(note 2)

Common stocks – 94.75%

	Australia – 0.28%
6,089,798	Fortescue Metals Group, Ltd.	$11,030,988

	Brazil – 0.74%
2,830,000	BM&FBOVESPA S.A.	9,597,689
375,000	Embraer S.A., ADR	13,222,500
1,040,000	Petroleo Brasileiro S.A., ADR	6,250,400
		29,070,589

	China – 5.81%
183,521,000	Agricultural Bank of China
	Ltd., Class H	89,860,970
354,328	Baidu, Inc., ADR *	77,215,158
24,886,500	China Galaxy Securities Co.,
	Ltd., Class H	26,545,741
23,596,000	Dongfeng Motor Group Co.,
	Ltd., Class H	34,178,034
		227,799,903

	Colombia – 0.21%
793,605	Grupo Aval Acciones y Valores	8,197,940

	Finland – 2.17%
11,000,000	Nokia Oyj	85,083,326

	France – 14.27%
1,600,000	Accor S.A.	80,139,578
645,500	L’Oreal S.A.	116,013,423
650,000	Publicis Groupe	48,792,821
1,440,000	Renault S.A.	110,991,281
4,760,000	Rexel S.A.	89,288,055
1,144,150	Sodexo	113,942,320
		559,167,478

	Germany – 14.27%
583,683	Continental AG	132,374,014
3,567,846	Deutsche Post AG	115,990,998
2,183,101	Fresenius SE & Co., KGaA	125,220,019
3,000,000	ProSiebenSat.1 Media AG	133,362,563
800,000	SAP SE	52,305,425
		559,253,019

	Hong Kong – 1.19%
2,461,000	Cheung Kong Holdings, Ltd.	46,681,274

	India – 1.48%
1,175,143	Tata Motors, Ltd., ADR	57,958,053

		Value
Shares		(note 2)

	Indonesia – 0.64%
27,541,400	PT Bank Rakyat Indonesia Tbk	$25,245,543

	Ireland – 0.49%
341,971	ICON plc *	19,287,164

	Japan – 17.19%
1,513,100	Denso Corp.	66,886,430
444,700	East Japan Railway Co.	34,357,051
393,300	Fanuc, Ltd.	66,049,867
635,200	FUJIFILM Holdings Corp.	21,337,585
8,919,000	Hitachi, Ltd.	67,445,486
12,583,000	Mitsubishi Heavy Industries, Ltd.	69,492,555
611,100	Nippon Telegraph & Telephone
	Corp.	36,282,007
925,300	NTT Data Corp.	35,192,969
1,918,200	Seven & I Holdings Co., Ltd.	70,256,278
2,739,200	Sompo Japan Nipponkoa
	Holdings, Inc.	76,041,239
2,717,500	Sumitomo Electric Industries,
	Ltd.	34,998,318
1,504,400	Sumitomo Mitsui Financial
	Group, Inc.	50,621,901
499,000	Takeda Pharmaceutical
	Co., Ltd.	24,956,478
5,927,500	Yahoo Japan Corp.	19,994,822
		673,912,986

	Korea – 2.18%
197,750	Samsung Fire & Marine
	Insurance Co., Ltd.	53,237,589
742,270	SK Hynix, Inc.	32,005,376
		85,242,965

	Mexico – 0.29%
4,360,000	Grupo Mexico S.A.B. de C.V.,
	Series B	11,495,193

	Panama – 0.20%
73,700	Copa Holdings S.A., Class A	7,923,487

	Philippines – 0.54%
1,300,000	Ayala Corp.	21,338,191

	Russia – 0.04%
550,000	TCS Group Holdings plc,
	GDR (a) (b)	1,540,000

	Singapore – 0.77%
2,072,000	DBS Group Holdings, Ltd.	30,178,567

See notes to financial statements

Portfolio of investments (unaudited)

International Opportunities Fund
January 31, 2015 (continued)

		Value
Shares		(note 2)

	Spain – 4.30%
2,892,281	Amadeus IT Holding S.A., A
	Shares	$116,317,965
6,350,000	International Consolidated
	Airlines Group S.A. *	52,078,030
		168,395,995

	Sweden – 0.93%
2,800,000	Lundin Petroleum AB *	36,344,299

	Switzerland – 5.78%
770,000	Cie Financiere Richemont S.A.	64,194,620
700,000	Novartis AG	68,726,857
345,785	Roche Holding AG	93,620,291
		226,541,768

	Taiwan – 1.58%
2,722,771	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	61,834,129

	Thailand – 0.51%
2,900,200	Kasikornbank pcl	19,796,680

	United Kingdom – 15.74%
28,000,000	Barclays plc	98,749,552
4,000,000	BHP Billiton plc	86,937,924
6,812,150	Capita Group plc	114,712,025
151,979	Delphi Automotive plc	10,445,517
14,500,000	Kingfisher plc	74,867,228
19,500,000	Standard Life plc	118,364,808
32,000,000	Vodafone Group plc	113,025,325
		617,102,379

	United States – 3.15%
571,418	Cognizant Technology
	Solutions Corp., Class A *	30,930,856
188,496	Gilead Sciences, Inc. *	19,760,036
16,958	Google, Inc., Class A *	9,115,773
34,865	Google, Inc., Class C *	18,636,040
338,411	MasterCard, Inc., Class A	27,759,854
17,047	The Priceline Group, Inc. *	17,208,606
		123,411,165

	Total common stocks
	(Cost $3,162,366,762)	3,713,833,081

		Value
Shares		(note 2)

REITs – 0.24%

	Mexico – 0.24%
3,133,173	Fibra Uno Administracion
	S.A. de C.V.	$9,447,908

	Total REITs
	(Cost $10,309,303)	9,447,908

Preferred stock – 0.74%

	Brazil – 0.74%
425,000	Cia Brasileira de Distribuicao	14,112,550
1,201,150	Itau Unibanco Holding S.A.	14,727,601
		28,840,151

	Total preferred stock
	(Cost $35,076,004)	28,840,151

	Total long-term investments
	(Cost $3,207,752,069)	3,752,121,140

Short-term investment – 3.60%
141,334,223	Fidelity Institutional Treasury
	Portfolio	141,334,223

	Total short-term investment
	(Cost $141,334,223)	141,334,223

Total investments – 99.33%
	(Cost $3,349,086,292)	3,893,455,363
Financial Derivative Instruments, net(c)
(Cost or Premiums, net $0) – 0.53%		20,643,246
Net other assets and liabilities – 0.14%		5,540,742
Total net assets – 100.00%		$3,919,639,351

*	Non-income producing security
(a)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2015, the restricted securities held by the Fund had an aggregate value of $1,540,000, which represented 0.0% of net assets.

(c)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
REIT	Real Estate Investment Trust

See notes to financial statements

Portfolio of investments (unaudited)

International Opportunities Fund
January 31, 2015 (continued)

(C) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

					Unrealized
			Local	Current	appreciation/
		Value	amount	notional	(depreciation)
	Counterparty	date	(000’s)	value	Asset	Liability
British Pound (Short)	Deutsche Bank AG	2/13/15	86,061	$129,616,873	$5,383,127	$—
Euro (Long)	State Street Bank
	and Trust Company	2/13/15	171,925	194,292,878	—	(5,707,122)
Euro (Short)	Deutsche Bank AG	2/13/15	91,720	103,652,502	9,752,389	—
Euro (Short)	Citibank, N.A.	2/13/15	80,206	90,640,375	9,359,625	—
Japanese Yen (Short)	JPMorgan Chase
	Bank, N.A.	2/20/15	14,386,762	122,535,308	964,692	—
Japanese Yen (Short)	Deutsche Bank AG	2/20/15	14,395,469	122,609,466	890,535	—
Total					$26,350,368	$(5,707,122)

During the period ended January 31, 2015, average monthly notional value related to forward foreign currency contracts was approximately $680.8 million, or 17.4% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2015.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized Appreciation		Unrealized Depreciation
	Forward		Forward		Net Value of
	Foreign Currency Contracts	Total Over-the- Counter	Foreign Currency Contracts	Total Over-the- Counter	Over-the- Counter Derivatives	Collateral (Received) / Pledged	Net Exposure(1)

Amounts subject to a master netting or similar arrangement:
Citibank, N.A.	$9,359,625	$9,359,625	$—	$—	$9,359,625	$—	$9,359,625
Deutsche Bank AG	16,026,051	16,026,051	—	—	16,026,051	—	16,026,051
JPMorgan Chase
Bank, N.A.	964,692	964,692	—	—	964,692	—	964,692
	$26,350,368	$26,350,368	$—	$—	$26,350,368	$—	$26,350,368

Amounts NOT subject to a master netting or similar arrangement:
State Street Bank and
Trust Company (2)	$—	$—	$(5,707,122)	$(5,707,122)
	$—	$—	$(5,707,122)	$(5,707,122)
Total Over-
the Counter	$26,350,368	$26,350,368	$(5,707,122)	$(5,707,122)

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements.

(2)
Forward foreign currency contracts with State Street Bank and Trust Company are not subject to a legally enforceable master netting arrangement or other similar agreements that provide legally enforceable right of offset.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$ —	$ 26,350,368	$ (5,707,122)

See notes to financial statements

Portfolio of investments (unaudited)

International Opportunities Fund
January 31, 2015 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Diversified Banks	8.61%
Auto Parts & Equipment	6.24
Pharmaceuticals	4.78
Automobile Manufacturers	3.70
Data Processing & Outsourced Services	3.68
Industrial Machinery	3.46
Broadcasting	3.40
Property & Casualty Insurance	3.30
Health Care Equipment	3.19
Internet Software & Services	3.19
Life & Health Insurance	3.02
Personal Products	2.96
Air Freight & Logistics	2.96
Human Resource & Employment Services	2.93
Restaurants	2.91
Wireless Telecommunication Services	2.88
Diversified Metals & Mining	2.51
Semiconductors	2.39
Trading Companies & Distributors	2.28
Electronic Equipment & Instruments	2.27
Communications Equipment	2.17
Hotels, Resorts & Cruise Lines	2.04
Home Improvement Retail	1.91
Food Retail	1.79
IT Consulting & Other Services	1.69
Apparel, Accessories & Luxury Goods	1.64

Industry concentration as	% of net
a percentage of net assets:	assets

Airlines	1.53%
Construction & Farm Machinery & Heavy Trucks	1.48
Application Software	1.33
Advertising	1.24
Real Estate Development	1.19
Oil & Gas Exploration & Production	0.93
Integrated Telecommunication Services	0.93
Railroads	0.88
Investment Banking & Brokerage	0.68
Multi-Sector Holdings	0.54
Biotechnology	0.50
Life Sciences Tools & Services	0.49
Internet Retail	0.44
Hypermarkets & Super Centers	0.36
Aerospace & Defense	0.34
Steel	0.28
Specialized Finance	0.24
Diversified REITs	0.24
Integrated Oil & Gas	0.16
Regional Banks	0.04
Long-Term Investments	95.73
Short-Term Investment	3.60
Total Investments	99.33
Financial Derivative Instruments	0.53
Net Other Assets and Liabilities	0.14
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

International Opportunities Fund
January 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2015:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Assets
Common Stocks
Australia	$—	$11,030,988	$—	$11,030,988
Brazil	29,070,589	—	—	29,070,589
China	77,215,158	150,584,745	—	227,799,903
Colombia	8,197,940	—	—	8,197,940
Finland	85,083,326	—	—	85,083,326
France	559,167,478	—	—	559,167,478
Germany	559,253,019	—	—	559,253,019
Hong Kong	—	46,681,274	—	46,681,274
India	57,958,053	—	—	57,958,053
Indonesia	—	25,245,543	—	25,245,543
Ireland	19,287,164	—	—	19,287,164
Japan	—	673,912,986	—	673,912,986
Korea	—	85,242,965	—	85,242,965
Mexico	11,495,193	—	—	11,495,193
Panama	7,923,487	—	—	7,923,487
Philippines	—	21,338,191	—	21,338,191
Russia	1,540,000	—	—	1,540,000
Singapore	—	30,178,567	—	30,178,567
Spain	168,395,995	—	—	168,395,995
Sweden	36,344,299	—	—	36,344,299
Switzerland	226,541,768	—	—	226,541,768
Taiwan	61,834,129	—	—	61,834,129
Thailand	—	19,796,680	—	19,796,680
United Kingdom	617,102,379	—	—	617,102,379
United States	123,411,165	—	—	123,411,165
Total Common Stocks	2,649,821,142	1,064,011,939	—	3,713,833,081

REITs
Mexico	9,447,908	—	—	9,447,908
Total REITs	9,447,908	—	—	9,447,908

Preferred stock
Brazil	28,840,151	—	—	28,840,151
Total Preferred Stock	28,840,151	—	—	28,840,151
Short-Term Investment	141,334,223	—	—	141,334,223
Total Investments	$2,829,443,424	$1,064,011,939	$—	$3,893,455,363

Financial Derivative Instruments – Assets
Over-the-Counter	—	26,350,368	—	26,350,368
Total Financial Derivative Instruments – Assets	$—	$26,350,368	$—	$26,350,368

Liabilities

Financial Derivative Instruments – Liabilities
Over-the-Counter	—	(5,707,122)	—	(5,707,122)
Total Financial Derivative Instruments – Liabilities	$—	$(5,707,122)	$—	$(5,707,122)

During the period ended January 31, 2015, there were no transfers in or out of security levels as a result of fair value pricing procedures established by the Board of Trustees.

See notes to financial statements

Portfolio of investments (unaudited)

International Opportunities Fund
January 31, 2015 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2015

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Financial Derivative Instruments – Assets
Over-the-Counter
Forward Foreign Currency Contracts	$26,350,368	$—	$—	$—	$—	$26,350,368
Total	$26,350,368	$—	$—	$—	$—	$26,350,368

Financial Derivative Instruments — Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$(5,707,122)	$—	$—	$—	$—	$(5,707,122)
Total	$(5,707,122)	$—	$—	$—	$—	$(5,707,122)
Net	$20,643,246	$—	$—	$—	$—	$20,643,246

Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2015

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net realized gain/(loss) from financial derivative instruments:
Forward Foreign Currency Contracts	$68,562,379	$—	$—	$—	$—	$68,562,379
Total	$68,562,379	$—	$—	$—	$—	$68,562,379

Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Forward Foreign Currency Contracts	$5,330,489	$—	$—	$—	$—	$5,330,489
Total	$5,330,489	$—	$—	$—	$—	$5,330,489

See notes to financial statements

Portfolio of investments (unaudited)

International Select Equity Fund
January 31, 2015

		Value
Shares		(note 2)

Common stocks – 91.70%

	Belgium – 2.66%
2,400	KBC Groep N.V. *	$129,403

	Canada – 5.05%
2,640	Gildan Activewear, Inc.	154,116
1,625	Open Text Corp.	92,152
		246,268

	France – 12.87%
42,800	Alcatel-Lucent *	149,638
1,600	Cie Generale des
	Etablissements Michelin	156,808
2,800	Orange S.A.	49,422
8,000	Rexel S.A.	150,064
2,352	Total S.A.	120,928
		626,860

	Germany – 5.42%
1,000	Bayer AG	144,696
4,300	RWE AG	119,580
		264,276

	Hong Kong – 3.06%
25,600	AIA Group, Ltd.	149,262

	Israel – 2.98%
2,550	Teva Pharmaceutical
	Industries, Ltd., ADR	144,993

	Italy – 5.54%
32,000	Mediaset SpA *	145,869
21,000	UniCredit SpA	124,227
		270,096

	Japan – 19.90%
29,903	Ebara Corp.	116,373
4,500	FUJIFILM Holdings Corp.	153,206
5,000	Japan Tobacco, Inc.	137,635
4,816	NTT DoCoMo, Inc.	82,228
415	Ryohin Keikaku Co., Ltd.	46,190
2,400	SoftBank Corp.	142,308
4,000	Sumitomo Mitsui Financial
	Group, Inc.	135,928
2,302	Tsuruha Holdings, Inc.	155,845
		969,713

	Netherlands – 2.93%
1,352	ASML Holding N.V.	142,509
		Value
Shares		(note 2)

	Portugal – 3.04%
14,000	CTT-Correios de Portugal S.A.	$147,917

	Spain – 1.90%
2,685	Grifols S.A., ADR	92,525

	Switzerland – 5.78%
8,020	Clariant AG *	129,270
1,550	Novartis AG	152,181
		281,451

	United Kingdom – 20.57%
8,900	BG Group plc	118,891
19,750	DS Smith plc	94,270
44,000	ITV plc	145,800
119,500	Lloyds Banking Group plc *	132,743
80,000	Rentokil Initial plc	145,680
1,490	Rio Tinto plc	65,644
41,000	Vodafone Group plc	144,814
7,000	WPP plc	154,566
		1,002,408

	Total common stocks
	(Cost $4,611,752)	4,467,681

Preferred stock – 2.80%

	Germany – 2.80%
610	Volkswagen AG	136,688

	Total Preferred stock
	(Cost $126,689)	136,688

	Total long-term investments
	(Cost $4,738,441)	4,604,369

Short-term investment – 4.32%
210,649	Fidelity Institutional Treasury
	Portfolio	210,649

	Total short-term investment
	(Cost $210,649)	210,649

Total investments – 98.82%
	(Cost $4,949,090)	4,815,018

Net other assets and liabilities – 1.18%		57,281
Total net assets – 100.00%		$4,872,299

*	Non-income producing security
ADR	American Depositary Receipts

See notes to financial statements

Portfolio of investments (unaudited)

International Select Equity Fund
January 31, 2015 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Diversified Banks	10.72%
Pharmaceuticals	9.07
Wireless Telecommunication Services	7.58
Broadcasting	5.99
Integrated Oil & Gas	4.92
Tires & Rubber	3.22
Drug Retail	3.20
Advertising	3.17
Apparel, Accessories & Luxury Goods	3.16
Electronic Equipment & Instruments	3.14
Trading Companies & Distributors	3.08
Communications Equipment	3.07
Life & Health Insurance	3.06
Air Freight & Logistics	3.04
Environmental & Facilities Services	2.99
Semiconductor Equipment	2.93

Industry concentration as	% of net
a percentage of net assets:	assets

Tobacco	2.83%
Automobile Manufacturers	2.81
Specialty Chemicals	2.65
Multi-Utilities	2.45
Industrial Machinery	2.39
Paper Packaging	1.93
Biotechnology	1.90
Application Software	1.89
Diversified Metals & Mining	1.35
Integrated Telecommunication Services	1.01
General Merchandise Stores	0.95
Long-Term Investments	94.50
Short-Term Investment	4.32
Total Investments	98.82
Net Other Assets and Liabilities	1.18
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

International Select Equity Fund
January 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2015:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Assets
Common Stocks
Belgium	$129,403	$—	$—	$129,403
Canada	246,268	—	—	246,268
France	626,860	—	—	626,860
Germany	264,276	—	—	264,276
Hong Kong	149,262	—	—	149,262
Israel	144,993	—	—	144,993
Italy	270,096	—	—	270,096
Japan	969,713	—	—	969,713
Netherlands	142,509	—	—	142,509
Portugal	147,917	—	—	147,917
Spain	92,525	—	—	92,525
Switzerland	281,451	—	—	281,451
United Kingdom	1,002,408	—	—	1,002,408
Total Common Stocks	4,467,681	—	—	4,467,681

Preferred Stock
Germany	136,688	—	—	136,688
Total Preferred Stock	136,688	—	—	136,688
Short-term investment	210,649	—	—	210,649
Total Investments	$4,815,018	$—	$—	$4,815,018

During the period ended January 31, 2015, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board of Trustees..

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2015

Face					Value
amount			Coupon	Maturity	(note 2)

Bank loans(a) (b) – 3.99%

		United States – 3.99%
USD	1,000,000	Auris Luxembourg III S.A., Term Loan B-2 (c)	4.500%	1/17/22	$1,006,255
USD	1,000,000	Delta 2 Lux Sarl, Term Loan B-3 (c)	4.750%	7/30/21	970,375
USD	974,684	Tech Finance & Co. SCA, Term Loan B (c)	5.500%	7/10/20	975,658
USD	1,500,000	Travelport Finance (Luxembourg) Sarl, Term Loan (c)	6.000%	9/2/21	1,503,750
					4,456,038

		Total bank loans
		(Cost $4,474,805)			4,456,038

Corporate bonds – 78.48%

		France – 9.59%
GBP	600,000	AXA S.A. (d)	6.686%	7/6/26	1,015,104
GBP	800,000	AXA S.A. (e)	5.625%	1/16/54	1,415,899
USD	1,100,000	BNP Paribas S.A. (d) (f) (g)	7.195%	6/25/37	1,289,750
USD	82,000	BNP Paribas S.A. (d)	6.250%	10/17/15	84,226
USD	34,000	BNP Paribas S.A. (d)	6.500%	3/6/15	34,510
EUR	334,000	Europcar Groupe S.A.	9.375%	4/15/18	396,197
EUR	220,000	Loxam SAS (f)	7.000%	7/23/22	231,820
EUR	580,000	Loxam SAS	7.000%	7/23/22	611,160
USD	770,000	Numericable Group S.A. (f)	6.250%	5/15/24	797,913
EUR	800,000	Oberthur Technologies Holding SAS	9.250%	4/30/20	931,120
EUR	1,800,000	Orange S.A. (d)	4.250%	2/7/20	2,188,583
EUR	1,340,000	Sodexo	2.500%	6/24/26	1,715,291
					10,711,573

		Germany – 0.51%
EUR	300,000	Trionista TopCo GmbH	6.875%	4/30/21	361,306
USD	200,000	Unitymedia Hessen GmbH & Co. KG (f)	5.000%	1/15/25	204,500
					565,806

		Ireland – 1.97%
EUR	440,000	Ardagh Glass Finance plc	8.750%	2/1/20	521,075
EUR	150,000	Ardagh Packaging Finance plc	9.250%	10/15/20	181,365
GBP	900,000	PGH Capital, Ltd.	5.750%	7/7/21	1,497,863
					2,200,303

		Italy – 0.54%
GBP	150,000	Assicurazioni Generali SpA (d)	6.269%	6/16/26	238,885
EUR	300,000	Cerved Group SpA	8.000%	1/15/21	369,510
					608,395

		Jamaica – 0.65%
USD	710,000	Digicel, Ltd. (f)	8.250%	9/1/17	724,200

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2015 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		Luxembourg – 4.28%
USD	1,500,000	Altice S.A. (f)	7.750%	5/15/22	$1,556,250
EUR	290,000	Auris Luxembourg II S.A. (f)	8.000%	1/15/23	344,904
GBP	175,000	Cabot Financial Luxembourg S.A.	10.375%	10/1/19	289,680
GBP	350,000	Cabot Financial Luxembourg S.A.	6.500%	4/1/21	490,796
USD	86,000	Intelsat Jackson Holdings S.A.	5.500%	8/1/23	85,248
USD	389,000	Intelsat Luxembourg S.A.	7.750%	6/1/21	387,055
EUR	700,000	Play Finance 1 S.A.	6.500%	8/1/19	845,460
USD	800,000	Wind Acquisition Finance S.A. (f)	7.375%	4/23/21	778,000
					4,777,393

		Netherlands – 4.52%
GBP	600,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625%	5/23/29	1,008,985
EUR	715,000	Deutsche Telekom International Finance B.V.	3.250%	1/17/28	977,491
USD	400,000	ING Bank N.V. (e)	4.125%	11/21/23	410,212
EUR	175,000	LGE HoldCo VI B.V. (f)	7.125%	5/15/24	224,397
EUR	150,000	Linde Finance B.V. (e)	7.375%	7/14/66	184,773
EUR	860,000	TMF Group Holding B.V.	9.875%	12/1/19	1,013,101
EUR	93,000	UPC Holding B.V.	8.375%	8/15/20	113,923
USD	825,000	UPCB Finance III, Ltd. (f)	6.625%	7/1/20	862,125
EUR	230,000	Ziggo Secured Finance B.V. (f)	3.750%	1/15/25	260,549
					5,055,556

		Norway – 0.84%
EUR	800,000	Lock A.S.	7.000%	8/15/21	935,712

		Spain – 0.92%
USD	1,000,000	BBVA International Preferred SAU (d)	5.919%	4/18/17	1,025,000

		Switzerland – 0.94%
USD	1,000,000	Credit Suisse Group AG (d) (f)	7.500%	12/11/23	1,052,734

		United Kingdom – 33.52%
GBP	700,000	AA Bond Co., Ltd.	9.500%	7/31/19	1,165,047
GBP	205,000	Arqiva Broadcast Finance plc (f)	9.500%	3/31/20	340,359
GBP	200,000	Arqiva Broadcast Finance plc	9.500%	3/31/20	332,057
GBP	301,000	Bakkavor Finance 2 plc	8.250%	2/15/18	465,267
USD	470,000	Barclays Bank plc (d)	6.860%	6/15/32	520,788
USD	1,250,000	Barclays Bank plc (d)	6.278%	12/15/34	1,307,313
GBP	800,000	BAT International Finance plc	6.000%	6/29/22	1,523,444
GBP	600,000	Brakes Capital	7.125%	12/15/18	922,925
GBP	800,000	BUPA Finance plc	5.000%	4/25/23	1,311,168
EUR	1,600,000	Compass Group plc	1.875%	1/27/23	1,948,232
GBP	650,000	Daily Mail & General Trust	5.750%	12/7/18	1,114,812
EUR	1,210,000	Diageo Finance plc	2.375%	5/20/26	1,541,647
GBP	100,000	Gala Electric Casinos plc	11.500%	6/1/19	157,931
GBP	270,000	Gala Group Finance plc	8.875%	9/1/18	425,991
GBP	500,000	Galaxy Bidco, Ltd.	6.375%	11/15/20	745,570
GBP	800,000	Hastings Insurance Group Finance plc	8.000%	10/21/20	1,256,199

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2015 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United Kingdom (continued)
GBP	1,000,000	Heathrow Funding, Ltd.	6.000%	3/20/20	$1,762,349
EUR	1,395,000	Imperial Tobacco Finance plc	2.250%	2/26/21	1,691,322
GBP	400,000	Iron Mountain Europe plc	6.125%	9/15/22	626,580
GBP	501,000	ITV plc	5.375%	10/19/15	775,834
GBP	500,000	Legal & General Group plc (d)	6.385%	5/2/17	812,595
GBP	600,000	Legal & General Group plc (e)	5.500%	6/27/64	1,084,659
USD	900,000	Lloyds Banking Group plc (d)	7.500%	6/27/24	922,500
USD	1,100,000	Lloyds Banking Group plc (d) (f) (g)	6.267%	11/14/16	1,130,250
GBP	700,000	Nationwide Building Society (d)	10.250%	12/6/99	1,320,140
USD	800,000	Prudential plc (d)	6.500%	3/23/15	811,000
GBP	600,000	Prudential plc (e)	5.700%	12/19/63	1,113,587
GBP	400,000	R&R Ice Cream plc	5.500%	5/15/20	588,093
EUR	510,000	Rexam plc (e)	6.750%	6/29/67	582,783
USD	400,000	Royal Bank of Scotland Group plc	6.125%	12/15/22	451,676
EUR	500,000	Royal Bank of Scotland Group plc (d)	5.500%	3/31/15	563,661
USD	400,000	Royal Bank of Scotland Group plc (d)	7.640%	9/30/17	430,000
GBP	600,000	Scottish Widows plc	7.000%	6/16/43	1,222,507
GBP	500,000	Standard Life plc (d)	6.750%	7/12/27	866,950
GBP	400,000	Standard Life plc (e)	5.500%	12/4/42	675,832
GBP	67,000	Thames Water Utilities Finance, Ltd. (e)	5.375%	7/21/25	108,748
GBP	500,000	Thomas Cook Group plc	7.750%	6/22/17	795,877
GBP	212,000	Virgin Media Finance plc	7.000%	4/15/23	348,292
GBP	700,000	Virgin Media Secured Finance plc	6.250%	3/28/29	1,141,851
GBP	500,000	William Hill plc	7.125%	11/11/16	809,583
GBP	100,000	WPP 2012 Ltd.	6.000%	4/4/17	165,654
USD	700,000	WPP Finance 2010	4.750%	11/21/21	791,729
EUR	580,000	WPP Finance 2013	3.000%	11/20/23	765,780
					37,438,582

		United States – 20.20%
USD	1,500,000	Avis Budget Car Rental LLC	5.500%	4/1/23	1,537,500
USD	600,000	BMC Software Finance, Inc. (f)	8.125%	7/15/21	527,250
USD	1,775,000	CCO Holdings LLC (g)	7.375%	6/1/20	1,903,687
USD	181,000	Cequel Communications Holdings I LLC (f)	6.375%	9/15/20	189,371
USD	600,000	CHS/Community Health Systems, Inc.	7.125%	7/15/20	639,750
USD	600,000	CHS/Community Health Systems, Inc.	8.000%	11/15/19	640,500
USD	821,000	CHS/Community Health Systems, Inc.	6.875%	2/1/22	876,110
USD	550,000	Dresdner Funding Trust I (f)	8.151%	6/30/31	657,250
USD	73,000	First Data Corp.	11.250%	1/15/21	82,855
USD	1,031,000	First Data Corp.	10.625%	6/15/21	1,172,762
USD	46,000	First Data Corp.	12.625%	1/15/21	54,683
USD	1,000,000	HCA Holdings, Inc.	7.750%	5/15/21	1,071,250
USD	1,100,000	HCA, Inc.	5.375%	2/1/25	1,135,750
USD	137,000	HCA, Inc.	5.000%	3/15/24	146,932
USD	400,000	HCA, Inc.	6.500%	2/15/20	451,000
GBP	430,000	Health Care REIT, Inc.	4.500%	12/1/34	739,380
EUR	1,000,000	Infor (US), Inc.	10.000%	4/1/19	1,230,344
USD	1,650,000	Iron Mountain, Inc. (g)	6.000%	8/15/23	1,736,625
EUR	2,500,000	Lehman Brothers UK Capital Funding IV LP (d) (h) (i) (j)	5.750%	4/25/15	—
EUR	1,315,000	Philip Morris International, Inc.	2.750%	3/19/25	1,705,163
USD	440,000	Post Holdings, Inc. (f)	6.750%	12/1/21	431,200

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2015 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United States (continued)
EUR	1,360,000	Procter & Gamble Co.	2.000%	8/16/22	$1,696,845
USD	540,000	Service Corp. International	7.625%	10/1/18	610,200
USD	1,400,000	Service Corp. International	5.375%	5/15/24	1,463,280
USD	125,000	Tenet Healthcare Corp.	8.000%	8/1/20	132,188
USD	60,000	Tenet Healthcare Corp.	6.000%	10/1/20	65,100
USD	1,450,000	Verizon Communications, Inc.	5.150%	9/15/23	1,663,763
					22,560,738

		Total corporate bonds
		(Cost $92,148,912)			87,655,992

US government obligations – 7.26%

		United States – 7.26%
USD	2,000,000	United States Treasury Note	0.875%	1/31/18	2,005,624
USD	6,000,000	United States Treasury Note	1.500%	5/31/19	6,100,782
					8,106,406

		Total US government obligations
		(Cost $7,965,634)			8,106,406

Shares

Preferred stock – 0.52%

		United States – 0.52%
	24,000	RBS Capital Funding Trust V (d)			586,560

		Total Preferred stock
		(Cost $581,200)			586,560

Investment companies – 1.05%

		United States – 1.05%
USD	30,000	SPDR Barclays Capital High Yield Bond ETF			1,168,200

		Total investment companies
		(Cost $1,219,810)			1,168,200

		Total long-term investments
		(Cost $106,390,361)			101,973,196

Short-term investment – 8.29%
	9,255,907	Fidelity Institutional Treasury Portfolio (g)			9,255,907

		Total short-term investment
		(Cost $9,255,907)			9,255,907

Total investments – 99.59%
		(Cost $115,646,268)			111,229,103
Financial Derivative Instruments, net(k) – 0.90% (Cost or Premiums, net $(29,549))					1,002,351
Net other assets and liabilities – (0.49)%					(575,971)
Total net assets – 100.00%					$111,655,483

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2015 (continued)

(a)
Bank loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Bank loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)
Bank loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(c)	Security is purchased on a delayed delivery basis.
(d)	Maturity date is perpetual. Maturity date presented represents the next call date.
(e)	Variable or Floating rate interest rate security. Rate presented represents rate at January 31, 2015.
(f)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2015, the restricted securities held by the Fund had an aggregate value of $11,602,821, which represented 10.4% of net assets.

(g)
These securities and this short-term investment have been segregated for open futures contracts, open forward foreign currency contracts, delayed delivery purchases and swap contracts at January 31, 2015.

(h)	Security is in default.
(i)	Fair valued at January 31, 2015 as determined in good faith using procedures approved by the Board of Trustees.
(j)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(k)	Information with respect to financial derivative instruments is disclosed in the following tables.
ETF	Exchange-traded fund

(k) FINANCIAL DERIVATIVE INSTRUMENTS
EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS
				Unrealized
			Current	appreciation/
	Number of	Expiration	notional	(depreciation)
	contracts	date	value	Asset	Liability
Euro-Bund (Long)	6	3/6/15	$1,080,664	$15,144	$—
US Treasury 10 Year Note (Long)	7	3/20/15	916,125	17,933	—
Total				$33,077	$—

During the period ended January 31, 2015, average monthly notional value related to futures contracts was approximately $825,352 or 0.7% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY

The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of January 31, 2015

	Unrealized Appreciation		Unrealized Depreciation
	Futures Contracts	Total	Futures Contracts	Total
Total Exchange-Traded or Centrally-Cleared	$33,077	$33,077	$—	$—

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2015 (continued)

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000’s	)	value	Asset	Liability
British Pound (Short)	State Street Bank and Trust Company	2/20/15	395		$595,485	$4,516	$—
British Pound (Short)	JPMorgan Chase Bank, N.A.	2/20/15	19,806		29,827,898	203,720	—
Euro (Long)	State Street Bank and Trust Company	2/04/15	230		259,902	1,474	—
Euro (Long)	JPMorgan Chase Bank, N.A.	2/20/15	1,724		1,948,199	—	(51,801)
Euro (Short)	State Street Bank and Trust Company	2/20/15	2,835		3,204,031	21,859	—
Euro (Short)	Deutsche Bank AG	2/20/15	22,369		25,280,568	741,310	—
Total						$972,879	$(51,801)

During the period ended January 31, 2015, average monthly notional value related to forward foreign currency contracts was approximately $48.23million or 43.2% of net assets.

CREDIT DEFAULT SWAP CONTRACTS

							Upfront
		Rates		Implied	Notional		premiums	Unrealized
	Reference	received/	Termination	credit	amount		paid/	appreciation/		Value
Counterparty	entity	(paid )	date	spread	(000s	)	(received )	(depreciation	)	Asset	Liability

Protection purchased:
Deutsche Bank AG	International Business Machines Corp.	(1.00)%	6/20/19	0.45%	$850		$(26,707)	$6,457		$—	$(20,250)
Protection sold:
JPMorgan Chase Bank, N.A.	ConvaTec Healthcare	5.00%	12/20/17	0.82%	$56		$(1,637)	$8,449		$6,811	$—
Barclays Bank plc	ConvaTec Healthcare	5.00%	12/20/18	1.10%	311		1,861	44,560		46,420	—
Citibank, N.A.	Cerved Group SpA	5.00%	12/20/18	1.49%	113		(3,066)	18,281		15,215	—
Total							$(29,549)	$77,747		$68,446	$(20,250)

During the period ended January 31, 2015, average notional value related to swap contracts was approximately $1.7 million, or 1.5% of net assets.

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2015 (continued)

	Financial Derivative Assets			Financial Derivative Liabilities
	Unrealized			Unrealized
	Appreciation	Value(1)		Depreciation	Value(1)
	Forward			Forward
	Foreign		Total	Foreign		Total	Net Value	Collateral
	Currency	Swap	Over-the-	Currency	Swap	Over-the-	of OTC	(Received) /	Net
	Contracts	Contracts	Counter	Contracts	Contracts	Counter	Derivatives	Pledged	Exposure(2)

Amounts subject to a master netting or similar arrangement:
Barclays Bank plc	$—	$46,420	$46,420	$—	$—	$—	$46,420	$—	$46,420
Citibank, N.A.	—	15,215	15,215	—	—	—	15,215	—	15,215
Deutsche Bank AG	741,310	—	741,310	—	(20,250)	(20,250)	721,060	—	721,060
JPMorgan Chase
Bank, N.A.	203,720	6,811	210,531	(51,801)	—	(51,801)	158,730	—	158,730
	$945,030	$68,446	$1,013,476	$(51,801)	$(20,250)	$(72,051)	$941,425	$—	$941,425

Amounts NOT subject to a master netting or similar arrangement:
State Street Bank and
Trust Company(3)	$27,849	$—	$27,849	$—	$—	$—
	$27,849	$—	$27,849	$—	$—	$—

Total Over- the Counter	$972,879	$68,446	$1,041,325	$(51,801)	$(20,250)	$(72,051)

(1)	Value on swap contracts is represented by “unrealized appreciation/(depreciation)” on interest rate swaps, and “value” on credit default swaps, which is inclusive of upfront premiums paid/(received).
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements.

(3)
Forward foreign currency contracts with State Street Bank and Trust Company are not subject to a legally enforceable master netting arrangement or other similar agreements that provide legally enforceable right of offset.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$(29,549)	$1,074,402	$(72,051)

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2015 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

U.S. Government Obligations	7.26%
Life/Health Insurance	7.05
Telecommunication Services	5.62
Commercial Banks Non-US	4.75
Telephone-Integrated	4.64
Medical-Hospitals	4.62
Tobacco	4.40
Food-Catering	4.11
Multi-line Insurance	3.70
Diversified Banking Institution	3.50
Cable TV	2.97
Rental Auto/Equipment	2.49
Finance-Other Services	2.44
Commercial Services	2.12
Funeral Services & Related Items	1.86
Airport Development & Maintenance	1.58
Enterprise Software/Services	1.57
Cosmetics & Toiletries	1.52
Money Center Banks	1.51
Diversified Operations	1.49
Advertising Services	1.39
Beverages - Wine & Spirits	1.38
Medical Products	1.21
Building Societies	1.18
Data Processing/Management	1.17
Medical-HMO	1.17
Containers - Metal/Glass	1.15
Corporate/Preferred-High Yield	1.05
Auto Repair Centers	1.04
Publishing-Newspapers	1.00

Industry concentration as	% of net
a percentage of net assets:	assets

Commercial Services-Finance	0.91%
Auto Racing	0.87
Entertainment Content	0.87
Computer Data Security	0.83
Gambling (Non-Hotel)	0.72
Travel Services	0.71
Television	0.69
Property/Casualty Insurance	0.67
REITS-Health Care	0.66
Broadcast Services/Programs	0.60
Food-Confectionery	0.53
Consulting Services	0.48
Food-Wholesale/Distribution	0.42
Satellite Telecommunications	0.42
Food-Flour & Grain	0.39
Electronic Measurement Instruments	0.32
Industrial Gases	0.17
Water	0.10
Finance - Investment Banking & Brokerage	— *
Long-Term Investments	91.30
Short-Term Investment	8.29
Total Investments	99.59
Financial Derivative Instruments	0.90
Net other assets and liabilities	(0.49)
100.00%

* Amount represents less than 0.005% of net assets.

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2015 (continued)

Fair Value Measurements
The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2015:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)		Total
Assets
Bank Loans
United States	$—	$4,456,038	$—		$4,456,038
Total Bank Loans	—	4,456,038	—		4,456,038
Corporate Bonds
France	—	10,711,573	—		10,711,573
Germany	—	565,806	—		565,806
Ireland	—	2,200,303	—		2,200,303
Italy	—	608,395	—		608,395
Jamaica	—	724,200	—		724,200
Luxembourg	—	4,777,393	—		4,777,393
Netherlands	—	5,055,556	—		5,055,556
Norway	—	935,712	—		935,712
Spain	—	1,025,000	—		1,025,000
Switzerland	—	1,052,734	—		1,052,734
United Kingdom	—	37,438,582	—		37,438,582
United States	—	22,560,738	—*		22,560,738
Total Corporate Bonds	—	87,655,992	—*		87,655,992

US Government Obligations
United States	—	8,106,406	—		8,106,406
Total US Government Obligations	—	8,106,406	—		8,106,406

Preferred Stock
United States	586,560	—	—		586,560
Total Preferred Stock	586,560	—	—		586,560
Investment Companies
United States	1,168,200	—	—		1,168,200
Total Investment Companies	1,168,200	—	—		1,168,200
Short-term Investment	9,255,907	—	—		9,255,907
Total Investments	11,010,667	100,218,436	—	*	111,229,103

Financial Derivatives – Assets
Exchange-traded	33,077	—	—		33,077
Over-the-counter	—	1,041,325	—		1,041,325
Total Financial Derivatives – Assets	33,077	1,041,325	—		1,074,402

Liabilities
Financial Derivatives – Liabilities
Over-the-counter	—	(72,051)	—		(72,051)
Total Financial Derivatives – Liabilities	—	(72,051)	—		(72,051)

* Fund held a Level 3 security that was fair valued at $0 at January 31, 2015.

During the period ended January 31, 2015, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board of Trustees..

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2015 (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance				Change in						Balance
	as of	Accrued			unrealized				Transfers	Transfers	as of
	July 31,	discounts/	Realized		appreciation				in to	out of	January 31,
Investments in securities	2014	premiums	gain/(loss	)	(depreciation	)	Purchases	Sales	level 3	level 3	2015

Corporate Bonds
Lehman Brothers UK
Capital Funding IV LP	$0	$0	$0		$0		$0	$0	$0	$0	$0
Total	$0	$0	$0		$0		$0	$0	$0	$0	$0

The total net change in unrealized appreciation (depreciation) attributable to Level 3 investments held at January 31, 2015 was $0.

The Fund’s Adviser has determined that Lehman Brothers UK Capital Funding IV LP is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. Management has also concluded there is no value for the investment on the basis that the company has filed for bankruptcy, the position is currently in default and is highly subordinated.

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2015

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Financial Derivative Instruments – Assets
Exchange-Traded or Centrally-Cleared	$—	$—	$—	$—	$—	$—
Futures Contracts	—	—	33,077	—	—	33,077
	$—	$—	$33,077	$—	$—	$33,077
Over-the-Counter
Forward Foreign Currency Contracts	$972,879	$—	$—	$—	$—	$972,879
Swap Contracts	—	—	—	68,446	—	68,446
	$972,879	$—	$—	$68,446	$—	$1,041,325
Total	$972,879	$—	$33,077	$68,446	$—	$1,074,402

Financial Derivative Instruments – Liabilities
Exchange-Traded or Centrally-Cleared	$—	$—	$—	$—	$—	$—
Futures Contracts	—	—	—	—	—	—
	$—	$—	$—	$—	$—	$—

Over-the-Counter
Forward Foreign Currency Contracts	$(51,801)	$—	$—	$—	$—	$(51,801)
Swap Contracts	—	—	—	(20,250)	—	(20,250)
	$(51,801)	$—	$—	$(20,250)	$—	$(72,051)
Total	$(51,801)	$—	$—	$(20,250)	$—	$(72,051)

Net	$921,078	$—	$33,077	$48,196	$—	$1,002,351

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2015 (continued)

Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2015

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Forward Foreign Currency Contracts	$5,367,307	$—	$—	$—	$—	$5,367,307
Futures Contracts	—	—	40,759	—	—	40,759
Swap Contracts	—	—	—	61,228	—	61,228
	$5,367,307	$—	$40,759	$61,228	$—	$5,469,294

Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Forward Foreign Currency Contracts	$698,863	$—	$—	$—	$—	$698,863
Futures Contracts	—	—	33,077	—	—	33,077
Swap Contracts	—	—	—	(22,126)	—	(22,126)
	$698,863	$—	$33,077	$(22,126)	$—	$709,814

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2015

Face					Value
amount			Coupon	Maturity	(note 2)
Corporate bonds – 45.57%

		Australia – 0.64%
USD	100,000	Leighton Finance USA Pty. Ltd.	5.950%	11/13/22	$109,436
EUR	50,000	Santos Finance, Ltd. (a)	8.250%	9/22/70	60,664
					170,100

		Denmark – 0.26%
EUR	50,000	DONG Energy A/S	6.500%	5/7/19	70,568

		Finland – 0.47%
EUR	100,000	Citycon OYJ	3.750%	6/24/20	127,137

		France – 5.69%
EUR	100,000	BNP Paribas Cardif S.A. (a) (b)	4.032%	11/25/25	117,753
EUR	100,000	BPCE S.A. (a)	2.750%	7/8/26	116,373
EUR	100,000	Dry Mix Solutions Investissements SAS (a)	4.332%	6/15/21	110,198
GBP	50,000	Electricite de France S.A.	6.125%	6/2/34	107,657
EUR	100,000	Holding d’Infrastructures de Transport SAS	2.250%	3/24/25	120,809
EUR	100,000	Holding Medi-Partenaires SAS	7.000%	5/15/20	119,921
EUR	100,000	Homevi SAS	6.875%	8/15/21	120,401
EUR	100,000	Lagardere SCA	2.000%	9/19/19	114,458
EUR	100,000	Loxam SAS	4.875%	7/23/21	113,565
EUR	100,000	Oberthur Technologies Holding SAS	9.250%	4/30/20	116,390
EUR	100,000	Orange S.A. (a) (b)	5.000%	10/1/26	127,031
EUR	100,000	Solvay Finance S.A. (a) (b)	5.425%	11/12/23	127,789
EUR	100,000	Wendel S.A.	2.500%	2/9/27	112,664
					1,525,009

		Hong Kong – 0.43%
EUR	100,000	Hutchison Whampoa Finance 14, Ltd.	1.375%	10/31/21	115,253

		Ireland – 0.46%
EUR	100,000	Eircom Finance, Ltd.	9.250%	5/15/20	123,452

		Italy – 1.35%
EUR	50,000	ACEA SpA	4.500%	3/16/20	66,951
EUR	100,000	Cooperativa Muratori & Cementisti-CMC di Ravenna SC	7.500%	8/1/21	99,553
EUR	150,000	Intesa Sanpaolo SpA	3.500%	1/17/22	194,197
					360,701

		Luxembourg – 3.27%
EUR	100,000	Altice S.A.	7.250%	5/15/22	119,356
EUR	100,000	Cerberus Nightingale 1 SARL	8.250%	2/1/20	113,000
EUR	100,000	Geo Debt Finance SCA	7.500%	8/1/18	102,265
EUR	100,000	Grand City Properties S.A.	2.000%	10/29/21	114,083
USD	200,000	Intelsat Luxembourg S.A.	7.750%	6/1/21	199,000

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2015 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)
		Luxembourg (continued)
EUR	100,000	Matterhorn Mobile S.A. (a) (c)	5.328%	5/15/19	$113,706
EUR	100,000	Wind Acquisition Finance S.A. (a) (c)	5.303%	4/30/19	113,989
					875,399

		Mexico – 0.49%
EUR	100,000	America Movil SAB de C.V.	4.125%	10/25/19	131,630

		Netherlands – 4.22%
EUR	100,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (a)	2.500%	5/26/26	116,776
EUR	100,000	EDP Finance BV	2.625%	1/18/22	116,503
GBP	50,000	Enel Finance International N.V.	5.750%	9/14/40	101,631
EUR	100,000	Generali Finance BV (a) (b)	4.596%	11/21/25	118,611
EUR	100,000	ING Bank N.V. (a)	3.625%	2/25/26	123,313
EUR	100,000	InterXion Holding N.V.	6.000%	7/15/20	118,560
EUR	100,000	JAB Holdings BV	1.500%	11/24/21	114,700
EUR	100,000	NN Group N.V. (a) (b)	4.500%	1/15/26	118,533
EUR	100,000	TMF Group Holding BV (a)	5.457%	12/1/18	114,893
EUR	68,000	Volkswagen International Finance N.V. (a) (b)	4.625%	3/24/26	87,919
					1,131,439

		United Kingdom – 15.62%
GBP	100,000	Admiral Group plc	5.500%	7/25/24	164,533
GBP	121,440	Annington Finance No 4 plc (a)	1.531%	1/10/23	181,770
GBP	100,000	Arqiva Financing plc	4.040%	6/30/20	161,962
EUR	100,000	Atrium European Real Estate, Ltd.	3.625%	10/17/22	116,961
GBP	175,000	Broadgate Financing plc (a)	2.164%	10/5/23	260,554
GBP	100,000	EDU UK BondCo., plc	8.875%	9/15/18	147,834
USD	200,000	EnQuest plc	7.000%	4/15/22	115,500
GBP	50,000	Firstgroup plc	8.125%	9/19/18	90,013
GBP	100,000	Galaxy Bidco, Ltd. (a) (c)	5.555%	11/15/19	147,231
GBP	100,000	Gatwick Funding, Ltd.	6.125%	3/2/26	200,192
GBP	100,000	Hastings Insurance Group Finance plc (a) (c)	6.563%	10/21/19	150,149
GBP	50,000	HBOS Capital Funding LP (a) (b)	6.461%	11/30/18	80,224
GBP	50,000	HSBC Holdings plc	7.000%	4/7/38	108,922
GBP	100,000	Iceland Bondco plc	6.750%	7/15/24	111,510
GBP	100,000	Keystone Financing plc	9.500%	10/15/19	152,879
EUR	100,000	Nationwide Building Society (a)	4.125%	3/20/23	122,111
GBP	100,000	Odeon & UCI Finco plc	9.000%	8/1/18	148,361
GBP	100,000	Old Mutual plc	8.000%	6/3/21	175,297
GBP	100,000	Pension Insurance Corp., plc	6.500%	7/3/24	159,823
GBP	100,000	PGH Capital, Ltd.	5.750%	7/7/21	166,429
GBP	50,000	RSA Insurance Group plc (a)	9.375%	5/20/39	93,141
GBP	50,000	Southern Gas Networks plc (a)	0.851%	10/21/15	75,147
GBP	100,000	Standard Chartered plc	5.125%	6/6/34	158,087
GBP	100,000	Standard Life plc (a)	5.500%	12/4/42	168,958
GBP	50,000	Tesco plc	6.125%	2/24/22	85,060
EUR	50,000	The Royal Bank of Scotland plc (a)	4.625%	9/22/21	58,360
EUR	100,000	Thomas Cook Finance plc	7.750%	6/15/20	118,625
EUR	100,000	Vougeot Bidco plc (a) (c)	5.321%	7/15/20	112,801

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2015 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)
		United Kingdom (continued)
GBP	100,000	Western Power Distribution West Midlands plc	5.750%	4/16/32	$205,717
GBP	100,000	William Hill plc	4.250%	6/5/20	150,620
					4,188,771
		United States – 12.67%
EUR	100,000	Albemarle Corp.	1.875%	12/8/21	115,624
USD	70,000	Amgen, Inc.	3.625%	5/22/24	74,074
GBP	50,000	AT&T, Inc.	7.000%	4/30/40	118,208
GBP	50,000	Bank of America Corp.	7.750%	4/30/18	89,679
EUR	100,000	Bank of America Corp.	2.375%	6/19/24	122,077
USD	100,000	BlueLine Rental Finance Corp. (c)	7.000%	2/1/19	98,187
USD	200,000	Calpine Corp.	5.750%	1/15/25	204,750
USD	100,000	Citigroup, Inc.	1.750%	5/1/18	100,053
GBP	100,000	Comcast Corp.	5.500%	11/23/29	201,879
USD	200,000	Digicel Group, Ltd. (c)	8.250%	9/30/20	195,600
USD	70,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.	6.000%	8/15/40	83,089
USD	50,000	Dominion Resources, Inc. (a)	5.750%	10/1/54	53,497
USD	50,000	DS Services of America, Inc. (c)	10.000%	9/1/21	57,688
GBP	100,000	Health Care REIT, Inc.	4.500%	12/1/34	171,949
USD	100,000	HUB International, Ltd. (c)	7.875%	10/1/21	100,250
USD	100,000	ILFC E-Capital Trust I (a) (c)	4.370%	12/21/65	93,625
USD	200,000	Kindred Escrow Corp. II (c)	8.750%	1/15/23	215,000
USD	165,000	KLX, Inc. (c)	5.875%	12/1/22	163,350
USD	23,000	Landry’s, Inc. (c)	9.375%	5/1/20	24,840
USD	65,000	Medtronic, Inc. (c)	3.150%	3/15/22	68,221
USD	35,000	Monsanto Co.	2.750%	7/15/21	36,191
USD	200,000	RCN Telecom Services LLC (c)	8.500%	8/15/20	213,250
USD	100,000	Sprint Corp.	7.125%	6/15/24	97,750
USD	150,000	TransDigm, Inc.	6.000%	7/15/22	150,375
USD	200,000	Trinity Industries, Inc.	4.550%	10/1/24	198,760
USD	28,000	Verizon Communications, Inc.	6.550%	9/15/43	37,880
USD	27,000	Verizon Communications, Inc. (c)	5.012%	8/21/54	29,889
USD	100,000	West Corp. (c)	5.375%	7/15/22	96,000
USD	57,000	Weyerhaeuser Co.	7.375%	3/15/32	78,667
USD	100,000	Zebra Technologies Corp. (c)	7.250%	10/15/22	107,500
					3,397,902
		Total corporate bonds
		(Cost $12,986,237)			12,217,361

Commercial mortgage-backed securities – 4.74%

		United Kingdom Germany – 1.67%
EUR	250,848	German Residential Funding plc (a)	1.681%	8/27/24	290,123
EUR	142,024	Juno Eclipse 2007-2, Ltd. (a)	0.261%	11/20/22	157,679
					447,802

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2015 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)
		United Kingdom – 2.52%
GBP	108,316	Business Mortgage Finance 3 plc (a)	1.955%	11/15/38	$166,542
GBP	71,000	Business Mortgage Finance 3 plc (a)	4.205%	11/15/38	113,191
GBP	102,293	Business Mortgage Finance 4 plc (a)	0.955%	8/15/45	153,372
GBP	49,386	DECO 12-UK 4 plc (a)	0.754%	1/27/20	71,410
GBP	112,180	Taurus CMBS UK 2014-1, Ltd. (a)	1.955%	5/1/22	170,022
					674,537
		United States – 0.55%
USD	150,000	Progress Residential Series 2014-SFR1 Trust (a) (c)	1.268%	10/17/31	148,440

		Total commercial mortgage-backed securities
		(Cost $1,400,029)			1,270,779
Residential mortgage-backed securities – 5.49%

		Australia – 1.06%
EUR	135,144	Interstar Millennium Series 2004-1E Trust (a)	0.541%	5/7/36	149,987
GBP	92,177	Interstar Millennium Series 2004-4E Trust (a)	0.917%	11/14/36	135,142
					285,129
		United Kingdom – 4.43%
GBP	119,000	Eurosail 2006-1 plc (a)	0.817%	6/10/44	160,690
EUR	140,000	Eurosail 2006-1 plc (a)	0.332%	6/10/44	141,389
USD	217,086	Granite Master Issuer plc (a)	0.248%	12/20/54	215,784
GBP	161,271	Money Partners Securities 4 plc (a)	0.940%	3/15/40	238,659
GBP	102,240	Newgate Funding 2007-1 (a)	0.682%	12/1/50	152,198
GBP	147,666	Rmac 2005-Ns3 plc (a)	0.920%	6/12/43	212,867
GBP	44,554	Southern Pacific Financing 05-B plc (a)	0.737%	6/10/43	64,925
					1,186,512
		Total residential mortgage-backed securities
		(Cost $1,640,879)			1,471,641
Collateralized loan obligations – 4.02%

		Ireland – 1.07%
EUR	127,000	Bacchus Series 2006-2 plc (a)	0.948%	8/17/22	139,838
EUR	130,000	Clavos Euro CDO Ltd. (a)	1.569%	4/18/23	146,601
					286,439

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2015 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)
		Luxembourg – 0.52%
EUR	130,000	Harvest CLO II-A S.A. (a)	0.831%	5/21/20	$140,772

		Netherlands – 1.65%
EUR	250,000	Dalradian European CLO III BV (a)	0.728%	4/11/23	274,585
EUR	56,682	Grosvenor Place CLO II B.V. (a)	0.398%	3/28/23	63,922
EUR	100,000	Highlander Euro CDO II BV (a)	0.729%	12/14/22	103,205
					441,712

		United Kingdom – 0.78%
EUR	185,077	Lambda Finance B.V. (a)	0.629%	9/20/31	209,180

		Total collateralized loan obligations
		(Cost $1,234,485)			1,078,103
Sovereign debt obligations – 14.75%
EUR	2,024,793	Italy Buoni Poliennali Del Tesoro (d)	2.350%	9/15/19	2,486,844
MXN	6,566,100	Mexican Bonos	10.000%	12/5/24	597,723
NZD	434,000	New Zealand Government Bond (d)	4.500%	2/15/16	486,329
RON	390,000	Romania Government Bond	5.950%	6/11/21	120,369
GBP	160,000	United Mexican States	5.625%	3/19/14	263,887

		Total sovereign debt obligations
		(Cost $4,419,671)			3,955,152

US government obligations – 3.14%

		United States – 3.14%
USD	840,000	United States Treasury Note	0.375%	6/15/15	841,001

		Total US government obligations
		(Cost $841,509)			841,001

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2015 (continued)

		Value
Shares		(note 2)

Preferred stock – 0.37%

	United States – 0.37%
100	Ally Financial, Inc. 7%, 03/02/15 (b) (c)	$100,503

	Total preferred stock
	(Cost $96,500)	100,503

	Total long-term investments
	(Cost $22,619,310)	20,934,540

Short-term investment – 14.40%
3,859,628	Fidelity Institutional Treasury Portfolio	3,859,628

	Total short-term investment
	(Cost $3,859,628)	3,859,628

Total investments – 92.48%(e)
	(Cost $26,478,938)	24,794,168
Financial Derivative Instruments, net (f) (Cost or Premiums, net $201,971) – 3.63%		973,229
Net other assets and liabilities – 3.89%		1,043,627
Total net assets – 100.00%		$26,811,024

(a)	Variable or Floating rate interest rate security. Rate presented represents rate at January 31, 2015.
(b)	Maturity date is perpetual. Maturity date presented represents the next call date.
(c)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2015, the restricted securities held by the Fund had an aggregate value of $2,350,219, which represented 8.8% of net assets.

(e)	All or a portion of these securities and short-term investments were segregated as collateral for open futures contracts, forward foreign currency contracts, options and swap contracts.
(f)	Information with respect to financial derivative instruments is disclosed in the following tables.
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
REIT	Real Estate Investment Trust

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2015 (continued)

(f) FINANCIAL DERIVATIVE INSTRUMENTS
EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS

			Current	Unrealized
	Number of	Expiration	notional	appreciation/(depreciation)
	contracts	date	value	Asset	Liability
Euro-BTP (Long)	4	3/6/15	$624,619	$1,353	$—
US Treasury 10 Year Note (Long)	5	3/20/15	654,375	20,127	—
Euro-BOBL (Short)	(2)	3/6/15	295,811	—	(3,051)
Euro-Bund (Short)	(2)	3/6/15	360,221	—	(14,509)
UK Long Gilt Bond (Short)	(14)	3/27/15	2,612,024	—	(141,328)
US Treasury 10 Year Note (Short)	(7)	3/20/15	916,125	—	(25,166)
US Treasury Long Bond (Short)	(7)	3/20/15	1,058,969	—	(66,937)
Total				$21,480	$(250,991)

During the period ended January 31, 2015, average monthly notional value related to futures contracts was approximately $8.0 million or 30.0% of net assets.

PURCHASED OPTIONS

					Unrealized
	# of	Put/	Exercise	Expiration	appreciation/
Description	Contracts	Call	Price	Date	(depreciation)	Cost	Value
US Treasury
Long Bond Future	20	Put	$146	2/20/15	$(11,290)	$13,478	$2,188
Total					$(11,290)	$13,478	$2,188

WRITTEN OPTIONS

					Unrealized
	# of	Put/	Exercise	Expiration	appreciation/	Premiums
Description	Contracts	Call	Price	Date	(depreciation)	Received	Value
US Treasury
Long Bond Future	(20)	Put	$144	2/20/15	$5,272	$(6,210)	$(938)
Total					$5,272	$(6,210)	$(938)

SWAP CONTRACTS

Interest Rate Swap Contracts

	Notional		Portfolio		Annual		Unrealized
	amounts		Pays/Receives		Fixed	Termination	appreciation/(depreciation)
Exchange	(000s	)	Floating Rate	Floating Rate Index	Rate	Date	Asset	Liability
LCH	$1,209		Receives	6-month EURIBOR	1.9160%	12/31/2034	$—	$(44,353)
LCH	990		Receives	3-month USD LIBOR	3.4270%	09/22/2026	—	(116,753)
LCH	1,840		Pays	3-month USD LIBOR	3.1000%	09/22/2021	106,473	—
LCH	1,842		Pays	6-month EURIBOR	0.4750%	12/31/2019	4,992	—
LCH	735		Pays	6-month EURIBOR	1.8520%	12/31/2044	24,353	—
LCH	1,996		Receives	6-month GBP LIBOR	2.9425%	07/10/2019	—	(59,289)
LCH	4,202		Receives	6-month GBP LIBOR	2.2750%	11/14/2019	—	(66,388)
LCH	2,040		Receives	3-month USD LIBOR	3.6300%	10/06/2034	—	(184,292)
LCH	2,670		Pays	3-month USD LIBOR	3.4630%	10/06/2044	175,340	—
LCH	1,920		Pays	6-month GBP LIBOR	1.7340%	07/09/2017	29,793	—
LCH	4,082		Pays	6-month GBP LIBOR	1.5300%	11/16/2017	38,856	—
Total							$379,807	$(471,075)

LCH London Clearing House

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2015 (continued)

Credit Default Swap Contracts

								Upfront
		Rates			Implied	Notional		premiums	Unrealized
	Reference	received/		Termination	credit	amount		paid/	appreciation/		Value
Counterparty	entity	(paid	)	date	spread	(000s	)	(received )	(depreciation	)	Asset	Liability

Protection purchased:

ICE	iTraxx Crossover 5-Year Index, Series 22	(5.00)%		12/20/19	3.23%	$678		$(52,750)	$790		$—	$(51,960)
Total								$(52,750)	$790		$—	$(51,960)

ICE InterContinental Exchange

	Cost or Premiums, net	Asset	Liability
TOTAL SWAP CONTRACTS	$(52,750)	$379,807	$(523,035)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY

The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of January 31, 2015.

	Unrealized				Unrealized
	Appreciation	Value	Value(1)		Depreciation	Value	Value(1)
	Futures	Purchased	Swap		Futures	Written	Swap
	Contracts	Options	Contracts	Total	Contracts	Options	Contracts	Total
Total Exchange-Traded or Centrally-Cleared	$21,480	$2,188	$379,807	$403,475	$(250,991)	$(938)	$(523,035)	$(774,964)

(1)	Value on swap contracts is represented by “unrealized appreciation/(depreciation)” on interest rate swaps, and “value” on credit default swaps, which is inclusive of upfront premiums paid/(received).

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2015 (continued)

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000’s	)	value	Asset	Liability
Australian Dollar (Long)	Citibank, N.A.	3/25/15	283		$219,296	$—	$(9,692)
Australian Dollar (Short)	JPMorgan Chase Bank, N.A.	3/25/15	283		219,296	9,826	—
British Pound (Long)	JPMorgan Chase Bank, N.A.	3/25/15	67		101,459	—	(1,104)
British Pound (Long)	Deutsche Bank AG	3/25/15	245		368,283	—	(8,352)
British Pound (Short)	JPMorgan Chase Bank, N.A.	3/25/15	2,345		3,531,898	132,938	—
British Pound (Short)	Deutsche Bank AG	3/25/15	481		724,659	28,497	—
British Pound (Short)	Citibank, N.A.	3/25/15	1,718		2,586,723	91,737	—
Euro (Long)	Deutsche Bank AG	3/25/15	136		153,637	—	(7,236)
Euro (Long)	Citibank, N.A.	3/25/15	354		400,532	—	(31,098)
Euro (Short)	JPMorgan Chase Bank, N.A.	3/25/15	4,840		5,471,852	475,555	—
Euro (Short)	Deutsche Bank AG	3/25/15	4,192		4,738,821	457,194	—
Euro (Short)	Citibank, N.A.	3/25/15	19		21,883	—	(81)
Indian Rupee (Long)	Deutsche Bank AG	3/25/15	6,602		105,522	3,191	—
Mexican Peso (Long)	JPMorgan Chase Bank, N.A.	3/25/15	996		66,203	—	(797)
Mexican Peso (Short)	JPMorgan Chase Bank, N.A.	3/25/15	4,110		273,339	7,299	—
New Zealand Dollar (Long)	JPMorgan Chase Bank, N.A.	3/25/15	36		26,172	—	(1,949)
New Zealand Dollar (Short)	JPMorgan Chase Bank, N.A.	3/25/15	1,062		769,005	46,956	—
New Zealand Dollar (Short)	Citibank, N.A.	3/25/15	24		17,698	1,037	—
Romanian Leu (Short)	JPMorgan Chase Bank, N.A.	3/25/15	455		115,879	8,561	—
Total						$1,262,791	$(60,309)

During the period ended January 31, 2015, average monthly notional value related to forward foreign currency contracts was approximately $27.7 million or 103.4% of net assets.

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2015 (continued)

PURCHASED OPTIONS

Currency Options

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation	)	Cost	Value
British Pound vs.	Barclays
US Dollar	Bank plc	690,000 GBP	Put	1.5	7/17/15	$15,409		$11,479	$26,888
Euro vs. US Dollar	JPMorgan Chase
	Bank, N.A.	650,000 EUR	Put	1.175	10/05/15	22,696		18,894	41,590
Euro vs. US Dollar	Citibank, N.A.	570,000 EUR	Put	1.1	3/25/15	(4,033)		9,584	5,551
New Zealand Dollar	Barclays
vs. US Dollar	Bank plc	1,090,000 NZD	Put	0.74	3/30/15	12,510		16,600	29,110
Total						$46,582		$56,557	$103,139

Interest Rate Swaptions

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation )	Cost	Value
OTC 10-Year Interest
Rate Swap (Pay 4%,	Deutsche
Receive 3-month LIBOR)	Bank AG	4,100,000 USD	Put	4%	4/18/16	$(93,446)	$101,680	$8,234
OTC 10-Year Interest
Rate Swap (Pay 3%,
Receive 6-month
EURIBOR)	Citibank, N.A.	1,000,000 EUR	Put	3%	4/17/19	(100,544)	130,538	29,994
OTC 5-Year Interest
Rate Swap (Pay 2.75%,	Deutsche
Receive 3-month LIBOR)	Bank AG	6,200,000 USD	Put	2.75%	12/18/15	(37,912)	54,250	16,338
Total						$(231,902)	$286,468	$54,566

	Cost	Value
TOTAL PURCHASED OPTIONS	$343,025	$157,705

WRITTEN OPTIONS Currency Options

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/	Premiums
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation )	Received	Value
Euro vs. US Dollar	JPMorgan
	Chase Bank, N.A.	(650,000) EUR	Put	1.125	10/05/15	$(14,564)	$(9,699)	$(24,263)
Euro vs. US Dollar	Citibank, N.A.	(570,000) EUR	Put	1.05	3/25/15	1,481	(2,933)	(1,452)
New Zealand Dollar	Barclays
vs. US Dollar	Bank plc	(1,090,000) NZD	Put	0.695	3/30/15	(2,432)	(5,988)	(8,420)
Total						$(15,515)	$(18,620)	$(34,135)

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2015 (continued)

Interest Rate Swaptions

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/		Premiums
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation	)	Received	Value
OTC 10-Year Interest
Rate Swap (Pay 3-month	Deutsche
LIBOR, Receive 5%)	Bank AG	(4,100,000) USD	Put	5%	4/18/16	$30,408		$(32,390)	$(1,982)
OTC 10-Year Interest
Rate Swap (Pay 6-month
EURIBOR, Receive 4%)	Citibank, N.A.	(1,000,000) EUR	Put	4%	4/17/19	44,133		(57,671)	(13,539)
OTC 5-Year Interest Rate
Swap (Pay 3–month	Deutsche
LIBOR, Receive 3.75%)	Bank AG	(6,200,000) USD	Put	3.75%	12/18/15	6,106		(9,300)	(3,194)
Total						$80,647		$(99,361)	$(18,715)

	Premiums Received	Value
TOTAL WRITTEN OPTIONS	$(117,981)	$(52,850)

SWAP CONTRACTS

Interest Rate Swap Contracts

	Notional		Portfolio		Annual		Unrealized
	amounts		Pays/Receives		Fixed	Termination	appreciation/(depreciation)
Counterparty	(000s	)	Floating Rate	Floating Rate Index	Rate	Date	Asset	Liability
JPMorgan Chase Bank, N.A.	$1,302		Pays	3-month NZD BBR	3.8050%	1/09/17	$6,028	$—
Total							$6,028	$—

Inflation Swap Contracts

	Notional		Portfolio		Annual		Unrealized
	amounts		Pays/Receives		Fixed	Termination	appreciation/(depreciation )
Counterparty	(000s	)	Floating Rate	Floating Rate Index	Rate	Date	Asset	Liability
JPMorgan Chase Bank, N.A.	$346		Receives	UK Retail Price Index	3.5425%	11/06/44	$—	$(65,480)
JPMorgan Chase Bank, N.A.	1,566		Pays	UK Retail Price Index	3.3730	11/06/29	132,481	—
JPMorgan Chase Bank, N.A.	1,220		Receives	UK Retail Price Index	3.1425	11/06/24	—	(64,410)
Total							$132,481	$(129,890)

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2015 (continued)

Credit Default Swap Contracts

							Upfront
		Rates		Implied	Notional		premiums		Unrealized
	Reference	received/	Termination	credit	amount		paid/		appreciation/		Value
Counterparty	entity	(paid )	date	spread	(000s	)	(received	)	(depreciation	)	Asset	Liability

Protection sold:
Citibank, N.A.	ConvaTec
	Healthcare	5.00%	6/20/19	1.25%	$57		$8,603		$501		$9,103	$—
Citibank, N.A.	Schaeffler
	Finance B.V.	5.00%	12/20/19	1.36%	113		19,467		90		19,558	—
JPMorgan Chase	Unilabs
Bank, N.A.	Subholding AB	5.00%	12/20/19	4.96%	57		(5,661)		5,763		101	—
Total							$22,409		$6,354		$28,762	$—

	Cost or Premiums, net	Asset	Liability
TOTAL SWAP CONTRACTS	$ 22,409	$ 167,271	$ (129,890)

During the period ended January 31, 2015, average monthly notional value related to swap contracts, including both centrally-cleared and over-the-counter, was approximately $47.5 million or 177.1% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Unrealized Appreciation	Value	Value(1)		Unrealized Depreciation	Value	Value(1)
	Forward Foreign Currency Contracts	Purchased Options	Swap Contracts	Total Over-the Counter	Forward Foreign Currency Contracts	Written Options	Swap Contracts	Total Over-the Counter	Net Value of OTC Derivatives	Collateral (Received) / Pledged	Net Exposure(2)

Amounts subject to a master netting or similar arrangement:
Barclays Bank plc	$—	$55,998	$—	$55,998	$—	$(8,420)	$—	$(8,420)	$47,578	$—	$47,578
Citibank, N.A.	92,774	35,545	28,661	156,980	(40,871)	(14,991)	—	(55,862)	101,118	—	101,118
Deutsche Bank AG	488,882	24,572	—	513,454	(15,588)	(5,176)	—	(20,764)	492,690	—	492,690
JPMorgan Chase Bank, N.A.	681,135	41,590	138,610	861,335	(3,850)	(24,263)	(129,890)	(158,003)	703,332	—	703,332
	$1,262,791	$157,705	$167,271	$1,587,767	$(60,309)	$(52,850)	$(129,890)	$(243,049)	$1,344,718	$—	$1,344,718

(1)	Value on swap contracts is represented by “unrealized appreciation/(depreciation)” on interest rate swaps, and “value” on credit default swaps, which is inclusive of upfront premiums paid/(received).

(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$201,971	$1,991,242	$(1,018,013)

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2015 (continued)

Other information:

Industry concentration as a percentage of net assets:	% of Net Assets

Sovereign	17.89%
Other ABS	5.20
Whole Loan CMO Other	4.36
CMBS Other	3.56
Commercial Banks Non-US	2.64
Real Estate Operations/Development	2.08
Multi-line Insurance	2.04
Cellular Telecommunications	2.01
Electric-Integrated	1.93
Cable TV	1.86
Diversified Banking Institution	1.83
Life/Health Insurance	1.69
Telecommunication Services	1.69
Property/Casualty Insurance	1.51
Diversified Operations	1.40
Aerospace/Defense-Equipment	1.17
Telephone-Integrated	1.17
Whole Loan CMO Mezzanine	1.13
Building & Construction-Miscellaneous	0.94
Real Estate Management/Services	0.91
Medical-Nursing Homes	0.80
Electric-Transmission	0.77
Independent Power Producer	0.76
Airport Development & Maintenance	0.75
Diversified Manufacturing Operations	0.74
Satellite Telecommunications	0.74
Food - Retail	0.73
Transport - Services	0.72
Oil & Gas Exploration & Production	0.66
Investment Management & Advising Services	0.65
REITS - Health Care	0.64
Finance-Other Services	0.60
Gambling (Non-Hotel)	0.56
Schools	0.55
Chemicals - Diversified	0.48
Building Societies	0.46
Medical-Hospitals	0.45
Public Thoroughfares	0.45
Retirement/Aged Care	0.45
Applications Software	0.44

Industry concentration as a percentage of net assets:	% of Net Assets

Travel Services	0.44%
Chemicals - Specialty	0.43
Commercial Services-Finance	0.43
Computer Data Security	0.43
Investment Companies	0.43
Multimedia	0.43
Medical Labs & Testing Services	0.42
Rental Auto/Equipment	0.42
Theaters	0.42
Building Products-Cement Aggregates	0.41
Diversified Financial Services	0.41
Machinery - General Industrials	0.40
Insurance Brokers	0.37
Machinery - Construction & Mining	0.37
Finance-Leasing Company	0.35
Auto-Cars/Light Trucks	0.33
Finance - Investment Banking & Brokerage	0.33
Money Center Banks	0.30
REITS - Diversified	0.29
Gas-Distribution	0.28
Medical-Biomedical/Gene	0.28
Medical Instruments	0.25
Beverages-Non-alcoholic	0.22
Agricultural Chemicals	0.14
Retail - Restaurants	0.09
Long-Term Investments	78.08
Short-Term Investment	14.40
Total Investments	92.48
Financial Derivative Instruments	3.63
Net Other Assets and Liabilities	3.89
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2015::

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total

Assets
Corporate Bonds
Australia	$—	$170,100	$—	$170,100
Denmark	—	70,568	—	70,568
Finland	—	127,137	—	127,137
France	—	1,525,009	—	1,525,009
Hong Kong	—	115,253	—	115,253
Ireland	—	123,452	—	123,452
Italy	—	360,701	—	360,701
Luxembourg	—	875,399	—	875,399
Mexico	—	131,630	—	131,630
Netherlands	—	1,131,439	—	1,131,439
United Kingdom	—	4,188,771	—	4,188,771
United States	—	3,397,902	—	3,397,902
Total Corporate Bonds	—	12,217,361	—	12,217,361
Commercial Mortgage-backed Securities
Germany	—	447,802	—	447,802
United Kingdom	—	674,537	—	674,537
United States	—	148,440	—	148,440
Total Commercial Mortgage-backed Securities	—	1,270,779	—	1,270,779
Residential Mortgage-backed securities
Australia	—	285,129	—	285,129
United Kingdom	—	1,186,512	—	1,186,512
Total Residential Mortgage-backed Securities	—	1,471,641	—	1,471,641
Collateralized Loan Obligations
Ireland	—	286,439	—	286,439
Luxembourg	—	140,772	—	140,772
Netherlands	—	441,712	—	441,712
United Kingdom	—	209,180	—	209,180
Total Collateralized Loan Obligations	—	1,078,103	—	1,078,103
Sovereign Debt Obligations	—	3,955,152	—	3,955,152
US Government Obligations
United States	—	841,001	—	841,001
Total US Government Obligations	—	841,001	—	841,001

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2015 (continued)

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Preferred Stock
United States	—	100,503	—	100,503
Total Preferred Stock	—	100,503	—	100,503
Short-term Investment	3,859,628	—	—	3,859,628
Total Investments	$3,859,628	$20,934,540	$—	$24,794,168

Financial Derivative Instruments – Assets
Exchange-traded or centrally-cleared	23,668	379,807	—	403,475
Over-the-counter	—	1,587,767	—	1,587,767
Total Financial Derivative Instruments – Assets	$23,668	$1,967,574	$—	$1,991,242

Liabilities
Financial Derivative Instruments – Liabilities
Exchange-traded or centrally-cleared	(251,929)	(523,035)	—	(774,964)
Over-the-counter	—	(243,049)	—	(243,049)
Total Financial Derivative Instruments – Liabilities	$(251,929)	$(766,084)	$—	$(1,018,013)

During the period ended January 31, 2015, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board of Trustees..

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2015 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

	Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total

Financial Derivative Instruments – Assets
Exchange-Traded or Centrally-Cleared
Futures	$—	$—	$21,480	$—	$—	$21,480
Purchased Options	—	—	2,188	—	—	2,188
Swap Contracts	—	—	379,807	—	—	379,807
	$—	$—	$403,475	$—	$—	$403,475
Over-the-Counter
Forward Foreign Currency Contracts	$1,262,791	$—	$—	$—	$—	$1,262,791
Purchased Options	103,139	—	54,566	—	—	157,705
Swap Contracts	—	—	6,028	28,762	132,481	167,271
	$1,365,930	$—	$60,594	$28,762	$132,481	$1,587,767
Total	$1,365,930	$—	$464,069	$28,762	$132,481	$1,991,242

Financial Derivative Instruments – Liabilities
Exchange-Traded or Centrally-Cleared
Futures Contracts	$—	$—	$(250,991)	$—	$—	$(250,991)
Written Options	—	—	(938)	—	—	(938)
Swap Contracts	—	—	(471,075)	(51,960)	—	(523,035)
	$—	$—	$(723,004)	$(51,960)	$—	$(774,964)
Over-the-Counter
Forward Foreign Currency Contracts	$(60,309)	$—	$—	$—	$—	$(60,309)
Written Options	(34,135)	—	(18,715)	—	—	(52,850)
Swap Contracts	—	—	—	—	(129,890)	(129,890)
	$(94,444)	$—	$(18,715)	$—	$(129,890)	$(243,049)
Total	$(94,444)	$—	$(741,719)	$(51,960)	$(129,890)	$(1,018,013)
Net	$1,271,486	$—	$(277,650)	$(23,198)	$2,591	$973,229

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2015 (continued)

Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2015

	Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total

Net realized gain/(loss) from financial derivative instruments:
Futures Contracts	$—	$—	$(323,147)	$—	$—	$(323,147)
Options Contracts	115,194	—	(70,415)	—	—	44,779
Forward Foreign Currency Contracts	1,796,886	—	—	—	—	1,796,886
Swap Contracts	—	—	(306,092)	4,607	(100,061)	(401,546)
	$1,912,080	$—	$(699,654)	$4,607	$(100,061)	$1,116,972

Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Futures Contracts	$—	$—	$(214,944)	$—	$—	$(214,944)
Options Contracts	43,432	—	(98,178)	—	—	(54,746)
Forward Foreign Currency Contracts	969,206	—	—	—	—	969,206
Swap Contracts	—	—	(4,546)	18,554	5,600	19,608
	$1,012,638	$—	$(317,668)	$18,554	$5,600	$719,124

See notes to financial statements

Portfolio of investments (unaudited)

US Growth Opportunities Fund
January 31, 2015

Shares		Value (note 2)

Common stocks – 96.74%

	Ireland – 2.22%
735	Perrigo Co plc	$111,529
	United States – 94.52%
2,101	Adobe Systems, Inc. *	147,343
3,471	Bank of the Ozarks, Inc.	112,565
1,380	Bio-Techne Corp.	128,368
3,021	Cantel Medical Corp.	122,562
1,155	Celgene Corp. *	137,630
2,221	Cerner Corp. *	147,363
2,621	Cognizant Technology Solutions Corp., Class A *	141,875
1,090	Concho Resources, Inc. *	120,826
1,205	Costco Wholesale Corp.	172,303
1,871	Danaher Corp.	154,133
2,991	Donaldson Co., Inc.	109,351
1,405	Ecolab, Inc.	145,797
4,531	EMC Corp.	117,489
2,621	Fiserv, Inc. *	190,101
1,305	Genesee & Wyoming, Inc.,Class A *	107,597
1,060	Henry Schein, Inc. *	146,354
1,345	Illinois Tool Works, Inc.	125,206
1,661	Intuit, Inc.	144,208
3,226	Microchip Technology, Inc.	145,493
815	MWI Veterinary Supply, Inc. *	154,581
1,435	QUALCOMM, Inc.	89,630
2,286	Raymond James Financial, Inc.	120,289
1,766	Starbucks Corp.	154,578
1,405	The JM Smucker Co.	144,926
1,561	The Middleby Corp. *	148,326
2,271	The TJX Companies, Inc.	149,750
1,105	The Walt Disney Co.	100,511
2,006	Tractor Supply Co.	162,827
1,455	TreeHouse Foods, Inc. *	131,968
1,906	Under Armour, Inc., Class A *	137,384
1,971	VF Corp.	136,728
400	Visa, Inc., A Shares	101,964
1,430	Wabtec Corp.	119,334
2,236	Walgreens Boots Alliance, Inc.	164,905
500	WW Grainger, Inc.	117,920
		4,752,185

	Total common stocks (Cost $4,915,487)	4,863,714

	Total long-term investments (Cost $4,915,487)	4,863,714

Shares		Value (note 2)

Short-term investment – 3.30%

165,995	Fidelity Institutional Treasury Portfolio	$165,995

	Total short-term investment (Cost $165,995)	165,995
Total investments – 100.04%
	(Cost $5,081,482)	5,029,709
Net other assets and liabilities – (0.04)%		(1,899)
Total net assets – 100.00%		$5,027,810

*	Non-income producing security

See notes to financial statements

Portfolio of investments (unaudited)

US Growth Opportunities Fund
January 31, 2015 (continued)

Other information:

Industry concentration as a percentage of net assets:	% of net assets

Industrial Machinery	7.61%
Health Care Distributors	5.99
Data Processing & Outsourced Services	5.81
Application Software	5.80
Packaged Foods & Meats	5.51
Apparel, Accessories & Luxury Goods	5.45
Hypermarkets & Super Centers	3.43
Drug Retail	3.28
Specialty Stores	3.24
Restaurants	3.07
Industrial Conglomerates	3.07
Apparel Retail	2.98
Health Care Technology	2.93
Specialty Chemicals	2.90
Semiconductors	2.89
IT Consulting & Other Services	2.82
Biotechnology	2.74

Industry concentration as a percentage of net assets:	% of net assets

Life Sciences Tools & Services	2.55%
Health Care Equipment	2.44
Oil & Gas Exploration & Production	2.40
Investment Banking & Brokerage	2.39
Construction & Farm Machinery & Heavy Trucks	2.37
Trading Companies & Distributors	2.35
Computer Storage & Peripherals	2.34
Regional Banks	2.24
Pharmaceuticals	2.22
Railroads	2.14
Movies & Entertainment	2.00
Communications Equipment	1.78
Long-Term Investments	96.74
Short-Term Investment	3.30
Total Investments	100.04
Net Other Assets and Liabilities	-0.04
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

US Growth Opportunities Fund
January 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2015:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets
Common Stocks
Ireland	$111,529	$—	$—	$111,529
United States	4,752,185	—	—	4,752,185
Total Common Stocks	4,863,714	—	—	4,863,714
Short-term investment	165,995	—	—	165,995
Total Investments	$5,029,709	$—	$—	$5,029,709

During the period ended January 31, 2015, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board of Trustees.

See notes to financial statements

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Financial statements (unaudited)

Statements of assets and liabilities
January 31, 2015

	All Asset Fund	Dividend & Income Builder Fund	Emerging Markets Opportunities Fund

Assets:
Investments, at fair value
Securities	$37,293,651	$38,707,507	$25,774,370
Affiliated companies	7,061,612	—	—
Short term investment	18,304,666	2,548,193	331,285
Total investments	62,659,929	41,255,700	26,105,655
Cash	—	—	25,004
Foreign cash, at value	—	7,154	5
Cash at broker for open futures contracts	451,201	—	—
Cash segregated as collateral on securities sold short	—	—	—
Cash segregated as collateral on equity swap contracts	—	—	—
Dividends and interest receivable	32,878	129,521	43,638
Receivable for investment securities sold	—	144,386	17,098
Receivable for fund shares sold	43,293	249,658	142,162
Receivable from investment adviser	—	—	—
Financial Derivative Instruments
Exchange-traded or centrally cleared	588,226	—	—
Over-the-counter	95,515	—	—
Prepaid expenses and other assets	12,681	20,931	29,930
Total Assets	63,883,723	41,807,350	26,363,492

Liabilities:
Foreign cash overdraft, at value	104,347	—	—
Payable to custodian	3,967	—	—
Securities sold short, at value	—	—	—
Payable for short sale financing	—	—	—
Payable for investment securities purchased	8,934	1,384,719	—
Payable for fund shares redeemed	147,966	23,711	21,539
Financial Derivative Instruments
Exchange-traded or centrally-cleared	—	—	—
Over-the-counter	2,374	—	—
Payable for periodic payments on equity swap contracts	—	—	—
Payable for credit default swap agreements terminated	—	—	—
Payable to investment adviser	19,534	20,279	18,646
Payable for 12b-1 distribution and service fees	12,112	12,305	4,484
Accrued expenses and other payables	37,024	38,344	67,582
Total Liabilities	336,258	1,479,358	112,251
Net assets	$63,547,465	$40,327,992	$26,251,241

Net assets consist of:
Paid-in capital	$61,447,385	$40,324,141	$28,585,208
Accumulated undistributed net investment income (loss)	(724,419)	48,174	(96,979)
Accumulated net realized gain (loss) on investments, financial derivative instruments, short sales and foreign currency transactions	414,964	(340,220)	(3,013,673)
Net unrealized appreciation of investments, financial derivative instruments and foreign currencies	2,409,535	295,897	776,685
	$63,547,465	$40,327,992	$26,251,241

See notes to financial statements

Financial statements (unaudited)

Statements of assets and liabilities
January 31, 2015 (continued)

European Focus Fund	Global Equity Income Fund	Global Technology Fund	High Yield Opportunities Fund	International Long/Short Equity Fund

$1,921,632,093	$2,923,445,056	$297,059,126	$26,219,364	$2,258,411
—	—	—	—	—
145,209,898	65,694,925	16,825,111	2,803,609	3,592,572
2,066,841,991	2,989,139,981	313,884,237	29,022,973	5,850,983
—	—	—	1,880	35,752
3	18	1	—	541
—	—	—	—	53,039
—	—	—	—	112,763
—	—	—	—	260,000
1,436,499	16,904,895	136,418	431,083	29
26,208,704	75,795,141	1,408,129	—	41,017
70,828,352	20,478,145	259,298	4,000	2,500
—	—	—	—	8,872

—	—	—	—	306
34,198,243	8,172,794	—	51,674	99,366
94,639	149,021	41,634	8,757	3,542
2,199,608,431	3,110,639,995	315,729,717	29,520,367	6,468,710

—	—	—	—	—
—	—	—	—	—
—	—	—	—	1,418,893
—	—	—	—	7,724
11,631,084	95,819,802	1,872,865	2,068,737	—
6,306,835	5,363,797	1,059,343	—	—

—	—	—	—	1,020
3,660,080	—	—	—	73,654
—	—	—	—	1,095
—	—	—	24,492	—
1,589,214	1,779,083	250,357	58,188	—
319,909	916,687	97,934	1,302	104
805,354	1,040,819	178,235	44,695	19,267
24,312,476	104,920,188	3,458,734	2,197,414	1,521,757
$2,175,295,955	$3,005,719,807	$312,270,983	$27,322,953	$4,946,953

$2,297,747,750	$3,096,144,217	$228,404,093	$27,992,350	$5,058,070
2,803,983	3,299,403	(3,003,998)	23,838	(18,859)
(135,267,943)	(94,457,221)	6,230,334	(806,952)	(27,987)
10,012,165	733,408	80,640,554	113,717	(64,271)
$2,175,295,955	$3,005,719,807	$312,270,983	$27,322,953	$4,946,953

See notes to financial statements

Financial statements (unaudited)

Statements of assets and liabilities
January 31, 2015 (continued)

	All Asset Fund	Dividend & Income Builder Fund	Emerging Markets Opportunities Fund

Net assets:
Class A Shares	$7,185,554	$15,571,879	$7,689,203
Class B Shares	N/A	N/A	N/A
Class C Shares	$12,450,833	$11,054,880	$3,325,718
Class I Shares	$43,911,078	$13,701,233	$15,236,320

Shares outstanding:
Class A Shares (unlimited number of shares authorized)	690,009	1,299,166	857,455
Class B Shares (unlimited number of shares authorized)	N/A	N/A	N/A
Class C Shares (unlimited number of shares authorized)	1,209,107	929,751	380,428
Class I Shares (unlimited number of shares authorized)	4,223,334	1,143,564	1,693,906

Class A shares:
Net asset value and redemption price per share	$10.41	$11.99	$8.97
Maximum sales charge*	5.75%	5.00%	5.75%
Maximum offering price per share	$11.05	$12.62	$9.52

Class B shares:
Net asset value and offering price per share	N/A	N/A	N/A

Class C shares:
Net asset value and offering price per share	$10.30	$11.89	$8.74

Class I shares:
Net asset value and offering price per share	$10.40	$11.98	$8.99

Investments, at cost	$60,919,979	$40,957,163	$25,297,025
Cost or Premiums of Financial Derivative Instruments, net	$—	$—	$—
Foreign cash, at cost	$(92,958)	$7,583	$6
Proceeds received on short sales	$—	$—	$—

* On purchases of $50,000 or more, the sales charge may be reduced as outlined in the Prospectus.

See notes to financial statements

Financial statements (unaudited)

Statements of assets and liabilities
January 31, 2015 (continued)

				International
European	Global Equity	Global	High Yield	Long/Short
Focus	Income	Technology	Opportunities	Equity
Fund	Fund	Fund	Fund	Fund

$569,352,528	$592,077,875	$106,186,018	$4,161,624	$100,263
$8,608,555	N/A	$7,512,119	N/A	N/A
$255,265,010	$949,661,973	$77,838,330	$1,072,091	$97,656
$1,342,069,862	$1,463,979,959	$120,734,516	$22,089,238	$4,749,034

17,003,018	75,447,987	4,374,337	427,505	10,256
269,790	N/A	347,219	N/A	N/A
8,107,618	121,687,697	3,600,767	110,094	10,000
40,132,087	186,267,141	4,884,765	2,274,863	485,595

$33.49	$7.85	$24.27	$9.73	$9.78
5.75%	5.75%	5.75%	4.75%	5.75%
$35.53	$8.33	$25.75	$10.22	$10.38

$31.91	N/A	$21.64	N/A	N/A

$31.48	$7.80	$21.62	$9.74	$9.77

$33.44	$7.86	$24.72	$9.71	$9.78

$2,087,184,133	$2,996,404,505	$233,245,679	$28,908,813	$5,854,296
$—	$—	$—	$52,118	$—
$3	$18	$1	$—	$446
$—	$—	$—	$—	$(1,332,937)

See notes to financial statements

Financial statements (unaudited)

Statements of assets and liabilities
January 31, 2015 (continued)

	International	International
	Opportunities	Select Equity
	Fund	Fund

Assets:
Investments, at fair value
Securities	$3,752,121,140	$4,604,369
Affiliated companies	—	—
Short term investment	141,334,223	210,649
Total investments	3,893,455,363	4,815,018
Cash	1,125	7,248
Foreign cash, at value	836,679	—
Cash at broker for open futures contracts	—	—
Cash at broker for open swap contracts	—	—
Receivable for variation margin on open swap contracts	—	—
Dividends and interest receivable	4,645,564	4,655
Receivable for investment securities sold	58,075,970	—
Receivable for fund shares sold	12,985,299	4,711
Receivable from investment adviser	—	10,051
Receivable for credit default swap agreements terminated	—	—
Financial Derivative Instruments
Exchange-traded or centrally cleared	—	—
Over-the-counter	26,350,368	—
Prepaid expenses and other assets	171,110	42,643
Total Assets	3,996,521,478	4,884,326

Liabilities:
Foreign cash overdraft, at value	—	—
Payable for investment securities purchased	60,209,392	—
Payable for fund shares redeemed	5,457,987	—
Financial Derivative Instruments
Exchange-traded or centrally-cleared	—	—
Over-the-counter	5,707,122	—
Payable to investment adviser	3,066,030	—
Payable for 12b-1 distribution and service fees	753,462	105
Accrued expenses and other payables	1,688,134	11,922
Total Liabilities	76,882,127	12,027
Net assets	$3,919,639,351	$4,872,299
Net assets consist of:
Paid-in capital	$3,802,112,596	$5,042,798
Accumulated undistributed net investment income (loss)	(4,424,461)	(4,803)
Accumulated net realized gain (loss) on investments, financial derivative instruments, short sales and foreign currency transactions	(442,940,149)	(31,547)
Net unrealized appreciation of investments, financial derivative instruments and foreign currencies	564,891,365	(134,149)
	$3,919,639,351	$4,872,299

See notes to financial statements

Financial statements (unaudited)

Statements of assets and liabilities
January 31, 2015 (continued)

Strategic	Unconstrained	US Growth
Income	Bond	Opportunities
Fund	Fund	Fund

$101,973,196	$20,934,540	$4,863,714
—	—	—
9,255,907	3,859,628	165,995
111,229,103	24,794,168	5,029,709
15,072	—	3,159
38,837	—	—
48,879	373,837	—
33,411	253,546	—
—	170,772	—
1,610,952	261,416	—
2,100,396	230,021	—
1,623,113	—	—
—	—	7,967
—	20,768	—

33,077	403,475	—
1,041,325	1,587,767	—
23,618	26,884	—
117,797,783	28,122,654	5,040,835

—	10,747	—
5,612,074	225,670	—
325,782	—	—

—	774,964	—
72,051	243,049	—
41,521	10,005	—
28,555	1,173	11
62,317	46,022	13,014
6,142,300	1,311,630	13,025
$111,655,483	$26,811,024	$5,027,810

$146,778,533	$28,295,518	$5,082,606
328,501	(41,893)	(3,023)
(32,002,598)	(509,209)	—
(3,448,953)	(933,392)	(51,773)
$111,655,483	$26,811,024	$5,027,810

See notes to financial statements

Financial statements (unaudited)

Statements of assets and liabilities
January 31, 2015 (continued)

	International	International
	Opportunities	Select Equity
	Fund	Fund

Net assets:
Class A Shares	$1,520,872,627	$120,245
Class B Shares	$23,664,253	N/A
Class C Shares	$490,095,929	$96,758
Class I Shares	$1,874,924,435	$4,655,296
Class R Shares	$10,082,107	N/A

Shares outstanding:
Class A Shares (unlimited number of shares authorized)	56,878,912	12,457
Class B Shares (unlimited number of shares authorized)	939,753	N/A
Class C Shares (unlimited number of shares authorized)	19,518,181	10,050
Class I Shares (unlimited number of shares authorized)	70,170,211	481,911
Class R Shares (unlimited number of shares authorized)	382,886	N/A

Class A shares:
Net asset value and redemption price per share	$26.74	$9.65
Maximum sales charge*	5.75%	5.75%
Maximum offering price per share	$28.37	$10.24

Class B shares:
Net asset value and offering price per share	$25.18	N/A

Class C shares:
Net asset value and offering price per share	$25.11	$9.63

Class I shares:
Net asset value and offering price per share	$26.72	$9.66

Class R shares:
Net asset value and offering price per share	$26.33	N/A

Investments, at cost	$3,349,086,292	$4,949,090
Cost or Premiums of Financial Derivative Instruments, net	$—	$—
Foreign cash, at cost	$836,123	$—

* On purchases of $50,000 or more, the sales charge may be reduced as outlined in the Prospectus.

See notes to financial statements

Financial statements (unaudited)

Statements of assets and liabilities
January 31, 2015 (continued)

Strategic	Unconstrained	US Growth
Income	Bond	Opportunities
Fund	Fund	Fund

$20,925,119	$967,088	$13,804
$3,857,448	N/A	N/A
$25,728,795	$1,130,491	$9,881
$61,144,121	$24,713,445	$5,004,125
N/A	N/A	N/A

2,266,198	102,203	1,396
416,448	N/A	N/A
2,800,153	119,507	1,000
6,641,892	2,612,395	505,819
N/A	N/A	N/A

$9.23	$9.46	$9.89
4.75%	4.75%	5.75%
$9.69	$9.93	$10.49

$9.26	N/A	N/A

$9.19	$9.46	$9.88

$9.21	$9.46	$9.89

N/A	N/A	N/A

$115,646,268	$26,478,938	$5,081,482
$(29,549)	$201,971	$—
$38,996	$(8,530)	$—

See notes to financial statements

Financial statements (unaudited)

Statements of operations
For the period ended January 31, 2015

		Dividend	Emerging
	All	& Income	Markets
	Asset	Builder	Opportunities
	Fund	Fund	Fund

Investment income:
Dividends	$441,125	$338,409	$182,263
Dividends from affiliated companies	151,368	—	—
Interest	247	119,397	—
Foreign taxes withheld	—	(14,653)	(17,323)
Total Investment Income	592,740	443,153	164,940

Expenses:
Investment advisory fees	130,291	122,835	138,354
12b-1 distribution and service fees:
Class A Shares	9,366	17,205	10,125
Class B Shares	—	—	—
Class C Shares	58,084	38,012	18,745
Sub-accounting fees:
Class A Shares	2,364	2,608	3,542
Class B Shares	—	—	—
Class C Shares	4,140	2,038	2,208
Class I Shares	7,820	3,606	6,017
Transfer agent fees:
Class A Shares	734	1,416	853
Class B Shares	—	—	—
Class C Shares	901	895	476
Class I Shares	3,838	1,198	1,441
Registration and filing fees	20,009	20,071	19,657
Audit fees	16,514	16,514	16,514
Administrative fees	8,141	4,094	3,458
Custodian fees	4,768	10,578	23,588
Legal fees	3,126	539	647
Printing and postage fees	2,776	1,425	2,352
Trustees’ fees and expenses	1,606	744	675
Compliance officer fees	871	362	384
Accounting fees	611	7,655	7,086
Organization expense	—	—	—
Deferred offering costs	—	—	—
Miscellaneous fees	3,696	13,417	5,580
Total Expenses before expenses on securities sold short	279,656	265,212	261,702
Short sale financing fees	—	—	—
Dividend expense on securities sold short	—	—	—
Total Expenses after expenses on securities sold short	279,656	265,212	261,702
Fees waived and/or expenses reimbursed by investment adviser	(16,745)	(38,025)	(19,662)
Net Expenses	262,911	227,187	242,040
Net investment income/(loss)	$329,829	$215,966	$(77,100)

* Fund commenced operations on December 9, 2014.

See notes to financial statements

Financial statements (unaudited)

Statements of operations
For the period ended January 31, 2015 (continued)

European	Global Equity	Global	High Yield	International
Focus	Income	Technology	Opportunities	Long/Short Equity
Fund	Fund	Fund	Fund	Fund *

$16,736,374	$90,963,850	$1,356,015	$39,042	$50
—	—	—	—	—
—	—	—	793,332	—
(497,250)	(4,598,347)	(33,028)	—	—
16,239,124	86,365,503	1,322,987	832,374	50

10,060,131	10,636,440	1,558,071	85,871	9,014

696,685	815,050	166,763	2,260	36
51,946	—	41,756	—	—
1,281,486	4,750,216	410,561	5,628	143

207,920	183,080	54,188	—	—
11,960	—	5,456	—	—
125,120	339,480	41,860	—	—
546,480	496,800	46,368	—	—

69,774	67,605	14,617	—	56
1,549	—	849	—	—
25,317	76,878	7,396	—	56
107,676	104,996	9,015	1,842	581
121,311	92,965	26,398	20,299	1,130
16,514	16,514	16,514	16,514	7,420
277,278	380,075	43,269	3,302	180
199,405	210,409	29,681	9,829	2,178
49,094	66,717	8,374	224	47
134,242	143,663	23,891	369	124
53,392	73,242	8,490	653	55
28,527	40,058	5,012	331	37
7,333	7,343	6,905	1,152	1,408
—	—	—	—	30,948
—	—	—	—	11,392
73,542	100,005	15,687	13,784	1,656
14,146,682	18,601,536	2,541,121	162,058	66,461
—	—	—	—	7,724
—	—	—	—	—
14,146,682	18,601,536	2,541,121	162,058	74,185
—	—	—	(41,876)	(55,276)
14,146,682	18,601,536	2,541,121	120,182	18,909
$2,092,442	$67,763,967	$(1,218,134)	$712,192	$(18,859)

See notes to financial statements

Financial statements (unaudited)

Statements of operations
For the period ended January 31, 2015 (continued)

		Dividend	Emerging
	All	& Income	Markets
	Asset	Builder	Opportunities
	Fund	Fund	Fund

Net realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions(a)(b)	$759,818	$(330,247)	$(253,591)
Distributions from investment companies(c)	280,505	—	—
Financial Derivative Instruments	(161,422)	—	—
Short sales	—	—	—
Foreign currency transactions	(81,000)	(4,923)	(21,094)
Net change in unrealized appreciation/(depreciation) of:
Investments(d)	(1,344,147)	(470,037)	(2,158,904)
Financial Derivative Instruments	628,804	—	—
Short sales	—	—	—
Translation of other assets and liabilities	(5,580)	(2,311)	2,246
Net Realized and Unrealized Gain/(Loss)	76,978	(807,518)	(2,431,343)
Net increase/(decrease) in net assets resulting from operations	$406,807	$(591,552)	$(2,508,443)

(a)	Includes foreign capital gains tax paid of $(8,757) for Emerging Markets Opportunities Fund.
(b)	Affiliated companies accounted for $0 of the net realized gain/(loss) from investment transactions for All Asset Fund.
(c)	Includes long-term capital gains distributions from affiliated companies of $226,942 for All Asset Fund.
(d)	Includes change in foreign capital gains tax accrued of $(3,002) for Emerging Markets Opportunities Fund.
*	Fund commenced operations on December 9, 2014.

See notes to financial statements

Financial statements (unaudited)

Statements of operations
For the period ended January 31, 2015 (continued)

European	Global Equity	Global	High Yield	International
Focus	Income	Technology	Opportunities	Long/Short Equity
Fund	Fund	Fund	Fund	Fund *

$(98,721,112)	$(84,828,787)	$18,842,172	$(801,861)	$(39,535)
—	—	—	—	—
38,543,223	57,881,262	—	2,455	9,724
—	—	—	—	(4,930)
(816,387)	(3,186,534)	(54,883)	—	6,754

(63,017,146)	(168,481,773)	(10,693,577)	(93,474)	(3,313)
15,807,713	6,215,364	—	2,261	24,998
—	—	—	—	(85,956)
(139,576)	21,939	1,943	—	—
(108,343,285)	(192,378,529)	8,095,655	(890,619)	(92,258)
$(106,250,843)	$(124,614,562)	$6,877,521	$(178,427)	$(111,117)

See notes to financial statements

Financial statements (unaudited)

Statements of operations
For the period ended January 31, 2015 (continued)

	International	International
	Opportunities	Select Equity
	Fund	Fund *

Investment income:
Investment income:
Dividends	$24,216,217	$10,921
Interest	—	—
Foreign taxes withheld	(1,985,803)	(759)
Total Investment Income	22,230,414	10,162

Expenses:
Investment advisory fees	17,912,376	10,627
12b-1 distribution and service fees:
Class A Shares	2,120,207	87
Class B Shares	131,291	—
Class C Shares	2,428,231	326
Class R Shares	25,338	—
Sub-accounting fees:
Class A Shares	903,900	—
Class B Shares	21,436	—
Class C Shares	291,640	—
Class I Shares	669,300	—
Class R Shares	6,109	—
Transfer agent fees:
Class A Shares	157,310	152
Class B Shares	2,884	—
Class C Shares	45,120	152
Class I Shares	109,989	1,348
Class R Shares	1,344	—
Registration and filing fees	80,259	2,559
Audit fees	17,422	13,254
Administrative fees	480,875	409
Custodian fees	329,863	6,375
Legal fees	85,890	109
Printing and postage fees	211,449	608
Trustees’ fees and expenses	92,471	96
Compliance officer fees	52,617	67
Accounting fees	7,291	3,124
Organization expense	—	13,389
Deferred offering costs	—	20,826
Miscellaneous fees	123,862	1,620
Total Expenses	26,308,474	75,128
Fees waived and/or expenses reimbursed by investment adviser	—	(60,163)
Net Expenses	26,308,474	14,965
Net investment income/(loss)	$(4,078,060)	$(4,803)

*	Fund commenced operations on September 30, 2014.
**	Fund commenced operations on December 18, 2014.

See notes to financial statements

Financial statements (unaudited)

Statements of operations
For the period ended January 31, 2015 (continued)

Strategic	Unconstrained	US Growth
Income	Bond	Opportunities
Fund	Fund	Fund **

$30,469	$3,764	$2,797
2,111,789	311,996	—
—	—	—
2,142,258	315,760	2,797

229,956	91,004	4,583

18,356	1,360	3
21,311	—	—
113,845	5,658	12
—	—	—

4,996	84	—
2,696	—	—
9,163	—	—
15,180	—	—
—	—	—

1,370	111	1
387	—	—
1,845	109	1
2,089	1,934	480
—	—	—
35,613	10,329	921
17,649	16,641	6,406
10,450	3,499	153
16,106	52,370	83
1,026	1,411	41
9,566	401	108
1,889	680	48
910	258	52
4,620	8,932	132
—	—	11,232
—	37,248	8,396
19,500	27,918	374
538,523	259,947	33,026
(30,858)	(126,924)	(27,206)
507,665	133,023	5,820
$1,634,593	$182,737	$(3,023)

See notes to financial statements

Financial statements (unaudited)

Statements of operations
For the period ended January 31, 2015 (continued)

	International	International
	Opportunities	Select Equity
	Fund	Fund *

Net realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions	$(16,522,132)	$(29,976)
Financial Derivative Instruments	68,562,379	—
Foreign currency transactions	(1,918,141)	(1,571)
Net change in unrealized appreciation/(depreciation) of:
Investments	(51,893,854)	(134,072)
Financial Derivative Instruments	5,330,489	—
Translation of other assets and liabilities	(103,217)	(77)
Net Realized and Unrealized Gain/(Loss)	3,455,524	(165,696)
Net increase/(decrease) in net assets resulting from operations	$(622,536)	$(170,499)

*	Fund commenced operations on September 30, 2014.
**	Fund commenced operations on December 18, 2014.

See notes to financial statements

Financial statements (unaudited)

Statements of operations
For the period ended January 31, 2015 (continued)

Strategic	Unconstrained	US Growth
Income	Bond	Opportunities
Fund	Fund	Fund **

$(438,066)	$(321,464)	$—
5,469,294	1,116,972	—
(39,392)	(42,237)	—

(4,001,048)	(1,987,530)	(51,773)
709,814	719,124	—
(60,908)	(16,391)	—
1,639,694	(531,526)	(51,773)
$3,274,287	$(348,789)	$(54,796)

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
All Asset Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014

Net investment income	$329,829	$750,611
Net realized gain on investments, distributions from investment companies, financial derivative instruments and foreign currency transactions	797,901	2,184,573
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(720,923)	1,702,056
Net increase in net assets resulting from operations	406,807	4,637,240

Distributions to shareholders from net investment income:
Class A Shares	(94,558)	(110,882)
Class C Shares	(98,042)	(65,035)
Class I Shares	(737,517)	(804,147)
Total distributions to shareholders from net investment income	(930,117)	(980,064)

Distributions to shareholders from net realized gains:
Class A Shares	(165,496)	(296,403)
Class C Shares	(297,564)	(295,843)
Class I Shares	(1,153,810)	(1,507,425)
Total distributions to shareholders from net realized gains	(1,616,870)	(2,099,671)

Increase/(decrease) from Fund share transactions:
Class A Shares	(1,523,818)	(3,286,278)
Class C Shares	1,698,721	1,520,761
Class I Shares	(1,377,181)	2,497,117
Net increase/(decrease) from Fund share transactions:	(1,202,278)	731,600
Net increase/(decrease) in net assets	(3,342,458)	2,289,105

Net assets:
Beginning of period	66,889,923	64,600,818
End of period	$63,547,465	$66,889,923
Accumulated undistributed net investment loss	$(724,419)	$(124,131)

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
Dividend & Income Builder Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014

Net investment income	$215,966	$594,659
Net realized gain/(loss) on investments, distributions from investments companies and foreign currency transactions	(335,170)	577,082
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(472,348)	639,189
Net increase/(decrease) in net assets resulting from operations	(591,552)	1,810,930

Distributions to shareholders from net investment income:
Class A Shares	(182,806)	(281,058)
Class C Shares	(74,200)	(52,219)
Class I Shares	(171,557)	(116,862)
Total distributions to shareholders from net investment income	(428,563)	(450,139)

Distributions to shareholders from net realized gains:
Class A Shares	(223,750)	(26,820)
Class C Shares	(157,527)	(4,620)
Class I Shares	(188,967)	(6,478)
Total distributions to shareholders from net realized gains	(570,244)	(37,918)

Increase from Fund share transactions:
Class A Shares	1,983,948	11,439,640
Class C Shares	6,840,421	3,936,013
Class I Shares	6,105,134	6,472,348
Net increase from Fund share transactions:	14,929,503	21,848,001
Net increase in net assets	13,339,144	23,170,874

Net assets:
Beginning of period	26,988,848	3,817,974
End of period	$40,327,992	$26,988,848
Accumulated undistributed net investment income	$48,174	$260,771

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
Emerging Markets Opportunities Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014

Net investment income/(loss)	$(77,100)	$88,345
Net realized gain/(loss) on investments and foreign currency transactions	(274,685)	413,299
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(2,156,658)	3,342,917
Net increase/(decrease) in net assets resulting from operations	(2,508,443)	3,844,561

Distributions to shareholders from net investment income:
Class I Shares	(22,618)	—
Total distributions to shareholders from net investment income	(22,618)	—

Increase/(decrease) from Fund share transactions:
Class A Shares	(227,262)	(1,763,376)
Class C Shares	(345,256)	368,449
Class I Shares	606,207	3,427,793
Net increase from Fund share transactions:	33,689	2,032,866
Net increase/(decrease) in net assets	(2,497,372)	5,877,427

Net assets:
Beginning of period	28,748,613	22,871,186
End of period	$26,251,241	$28,748,613
Accumulated undistributed net investment income/(loss)	$(96,979)	$2,739

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
European Focus Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014

Net investment income	$2,092,442	$31,602,394
Net realized gain/(loss) on investments, financial derivative instruments and foreign currency transactions	(60,994,276)	182,472,218
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(47,349,009)	(14,753,017)
Net increase/(decrease) in net assets resulting from operations	(106,250,843)	199,321,595

Distributions to shareholders from net investment income:
Class A Shares	(7,764,091)	(1,300,114)
Class B Shares	(5,811)	—
Class C Shares	(3,266,638)	—
Class I Shares	(25,811,654)	(2,410,152)
Total distributions to shareholders from net investment income	(36,848,194)	(3,710,266)

Increase/(decrease) from Fund share transactions:
Class A Shares	(143,240,458)	345,472,959
Class B Shares	(4,319,978)	(6,709,490)
Class C Shares	3,519,582	138,355,083
Class I Shares	31,160,114	1,053,252,196
Net increase/(decrease) from Fund share transactions:	(112,880,740)	1,530,370,748
Net increase/(decrease) in net assets	(255,979,777)	1,725,982,077

Net assets:
Beginning of period	2,431,275,732	705,293,655
End of period	$2,175,295,955	$2,431,275,732
Accumulated undistributed net investment income	$2,803,983	$37,559,735

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
Global Equity Income Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014

Net investment income	$67,763,967	$164,005,792
Net realized gain/(loss) on investments, financial derivative instruments and foreign currency transactions	(30,134,059)	100,568,038
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(162,244,470)	33,886,681
Net increase/(decrease) in net assets resulting from operations	(124,614,562)	298,460,511

Distributions to shareholders from net investment income:
Class A Shares	(15,839,915)	(51,346,675)
Class C Shares	(19,984,608)	(42,762,558)
Class I Shares	(37,330,562)	(62,252,861)
Total distributions to shareholders from net investment income	(73,155,085)	(156,362,094)

Increase/(decrease) from Fund share transactions:
Class A Shares	(168,652,934)	46,024,071
Class C Shares	53,395,482	327,113,942
Class I Shares	194,413,212	648,963,241
Net increase from Fund share transactions:	79,155,760	1,022,101,254
Net increase/(decrease) in net assets	(118,613,887)	1,164,199,671

Net assets:
Beginning of period	3,124,333,694	1,960,134,023
End of period	$3,005,719,807	$3,124,333,694
Accumulated undistributed net investment income	$3,299,403	$8,690,521

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
Global Technology Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014

Net investment loss	$(1,218,134)	$(2,828,781)
Net realized gain on investments and foreign currency transactions	18,787,289	43,865,476
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(10,691,634)	14,838,828
Net increase in net assets resulting from operations	6,877,521	55,875,523

Distributions to shareholders from net realized gains:
Class A Shares	(14,581,856)	(1,157,738)
Class B Shares	(1,117,177)	(68,522)
Class C Shares	(10,977,712)	(575,039)
Class I Shares	(15,573,789)	(664,636)
Total distributions to shareholders from net realized gains	(42,250,534)	(2,465,935)

Increase/(decrease) from Fund share transactions:
Class A Shares	(37,656,383)	(39,059,663)
Class B Shares	(51,113)	(2,047,107)
Class C Shares	4,614,645	426,339
Class I Shares	17,995,551	2,200,892
Net decrease from Fund share transactions:	(15,097,300)	(38,479,539)
Net increase/(decrease) in net assets	(50,470,313)	14,930,049

Net assets:
Beginning of period	362,741,296	347,811,247
End of period	$312,270,983	$362,741,296
Accumulated undistributed net investment loss	$(3,003,998)	$(1,785,864)

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
High Yield Opportunities Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014

Net investment income	$712,192	$1,604,395
Net realized gain/(loss) on investments, financial derivative instruments and foreign currency transactions	(799,406)	740,438
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(91,213)	388,021
Net increase/(decrease) in net assets resulting from operations	(178,427)	2,732,854

Distributions to shareholders from net investment income:
Class A Shares	(64,720)	(98,665)
Class C Shares	(29,914)	(54,655)
Class I Shares	(740,365)	(1,506,677)
Total distributions to shareholders from net investment income	(834,999)	(1,659,997)

Distributions to shareholders from net realized gains:
Class A Shares	(37,967)	(2,814)
Class C Shares	(27,626)	(2,548)
Class I Shares	(587,665)	(60,291)
Total distributions to shareholders from net realized gains	(653,258)	(65,653)

Increase/(decrease) from Fund share transactions:
Class A Shares	2,126,418	1,001,671
Class C Shares	(53,588)	159,999
Class I Shares	337,201	337,201)
Net increase/(decrease) from Fund share transactions:	2,410,031	(161,195)
Net increase in net assets	743,347	846,009

Net assets:
Beginning of period	26,579,606	25,733,597
End of period	$27,322,953	$26,579,606
Accumulated undistributed net investment income	$23,838	$146,645

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
International Long/Short Equity Fund

Period Ended
January 31, 2015 *

Net investment loss	$(18,859)
Net realized loss on investments, financial derivative instruments, short sales and foreign currency transactions	(27,987)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments, short sales and foreign currency translations	(64,271)
Net decrease in net assets resulting from operations	(111,117)

Increase from Fund share transactions:
Class A Shares	102,500
Class C Shares	100,000
Class I Shares	4,855,570
Net increase from Fund share transactions:	5,058,070
Net increase in net assets	4,946,953

Net assets:
Beginning of period	—
End of period	$4,946,953
Accumulated undistributed net investment income	$(18,859)

* The International Long/Short Equity Fund commenced operations on December 9, 2014.

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
International Opportunities Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014

Net investment income/(loss)	$(4,078,060)	$40,375,051
Net realized gain on investments, financial derivative instruments and foreign currency transactions	50,122,106	226,019,491
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(46,666,582)	147,311,429
Net increase/(decrease) in net assets resulting from operations	(622,536)	413,705,971

Distributions to shareholders from net investment income:
Class A Shares	(13,739,334)	(6,338,907)
Class C Shares	(1,759,814)	—
Class I Shares	(23,673,060)	(6,339,779)
Class R Shares	(79,695)	(7,898)
Total distributions to shareholders from net investment income	(39,251,903)	(12,686,584)

Increase/(decrease) from Fund share transactions:
Class A Shares	(455,002,044)	311,171,454
Class B Shares	(5,537,159)	(15,281,526)
Class C Shares	2,572,257	11,836,849
Class I Shares	506,293,985	388,149,385
Class R Shares	199,981	1,794,203
Net increase from Fund share transactions:	48,527,020	697,670,365
Net increase in net assets	8,652,581	1,098,689,752

Net assets:
Beginning of period	3,910,986,770	2,812,297,018
End of period	$3,919,639,351	$3,910,986,770
Accumulated undistributed net investment income/(loss)	$(4,424,461)	$38,905,502

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
International Select Equity Fund

Period Ended
January 31, 2015 *

Net investment loss	$(4,803)
Net realized loss on investments and foreign currency transactions	(31,547)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(134,149)
Net decrease in net assets resulting from operations	(170,499)

Increase from Fund share transactions:
Class A Shares	123,711
Class C Shares	100,500
Class I Shares	4,818,587
Net increase from Fund share transactions:	5,042,798
Net increase in net assets	4,872,299

Net assets:
Beginning of period	—
End of period	$4,872,299
Accumulated undistributed net investment loss	$(4,803)

* The International Select Equity Fund commenced operations on September 30, 2014.

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
Strategic Income Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014

Net investment income	$1,634,593	$1,989,374
Net realized gain/(loss) on investments, financial derivative instruments and foreign currency transactions	4,991,836	(425,027)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(3,352,142)	1,336,761
Net increase in net assets resulting from operations	3,274,287	2,901,108

Distributions to shareholders from net investment income:
Class A Shares	(367,126)	(631,894)
Class B Shares	(80,826)	(214,577)
Class C Shares	(469,380)	(756,111)
Class I Shares	(1,132,687)	(412,440)
Total distributions to shareholders from net investment income	(2,050,019)	(2,015,022)

Increase/(decrease) from Fund share transactions:
Class A Shares	9,182,215	(4,431,989)
Class B Shares	(439,322)	(2,072,667)
Class C Shares	7,695,258	(2,137,210)
Class I Shares	42,201,854	10,919,406
Net increase from Fund share transactions:	58,640,005	2,277,540
Net increase in net assets	59,864,273	3,163,626

Net assets:
Beginning of period	51,791,210	48,627,584
End of period	$111,655,483	$51,791,210
Accumulated undistributed net investment income	$328,501	$743,927

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
Unconstrained Bond Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014 *

Net investment income	$182,737	$339,149
Net realized gain/(loss) on investments, financial derivative instruments and foreign currency transactions	753,271	(191,148)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(1,284,797)	351,405
Net increase/(decrease) in net assets resulting from operations	(348,789)	499,406

Distributions to shareholders from net investment income:
Class A Shares	(7,068)	(12,646)
Class C Shares	(3,470)	(6,896)
Class I Shares	(204,463)	(330,459)
Total distributions to shareholders from net investment income	(215,001)	(350,001)

Distributions to shareholders from net realized gains:
Class A Shares	(42,783)	—
Class C Shares	(48,979)	—
Class I Shares	(1,040,174)	—
Total distributions to shareholders from net realized gains	(1,131,936)	—

Increase/(decrease) from Fund share transactions:
Class A Shares	(103,819)	1,129,457
Class C Shares	196,837	1,000,000
Class I Shares	147,006	25,987,864
Net increase from Fund share transactions:	240,024	28,117,321
Net increase/(decrease) in net assets	(1,455,702)	28,266,726

Net assets:
Beginning of period	28,266,726	—
End of period	$26,811,024	$28,266,726
Accumulated undistributed net investment loss	$(41,893)	$(9,629)

* The Unconstrained Bond Fund commenced operations on December 20, 2013.

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
US Growth Opportunities Fund

Period Ended
January 31, 2015 *

Net investment loss	$(3,023)
Net change in unrealized appreciation/(depreciation) of investments	(51,773)
Net decrease in net assets resulting from operations	(54,796)

Increase/(decrease) from Fund share transactions:
Class A Shares	14,008
Class C Shares	10,000
Class I Shares	5,058,598
Net increase from Fund share transactions:	5,082,606
Net increase in net assets	5,027,810

Net assets:
Beginning of period	—
End of period	$5,027,810
Accumulated undistributed net investment loss	$(3,023)

* The US Growth Opportunities Fund commenced operations on December 18, 2014.

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
All Asset Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014
Amount

Class A shares:
Sold	$2,174,367	$4,695,681
Issued as reinvestment of dividends	243,890	393,801
Redeemed	(3,942,075)	(8,375,760)
Net decrease	$(1,523,818)	$(3,286,278)

Class C shares:
Sold	$3,558,726	$5,911,056
Issued as reinvestment of dividends	347,023	354,883
Redeemed	(2,207,028)	(4,745,178)
Net increase	$1,698,721	$1,520,761

Class I shares:
Sold	$4,056,217	$20,022,331
Issued as reinvestment of dividends	1,876,370	2,273,522
Redeemed	(7,309,768)	(19,798,736)
Net increase/(decrease)	$(1,377,181)	$2,497,117

Shares

Class A shares:
Sold	205,737	438,661
Issued as reinvestment of dividends	23,272	37,508
Redeemed	(368,614)	(789,629)
Net decrease	(139,605)	(313,460)

Class C shares:
Sold	342,506	562,782
Issued as reinvestment of dividends	33,502	34,190
Redeemed	(210,283)	(450,293)
Net increase	165,725	146,679

Class I shares:
Sold	379,655	1,889,605
Issued as reinvestment of dividends	179,159	216,107
Redeemed	(686,808)	(1,853,902)
Net increase/(decrease)	(127,994)	251,810

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
Dividend & Income Builder Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014
Amount

Class A shares:
Sold	$6,764,443	$20,231,888
Issued as reinvestment of dividends	367,621	274,381
Redeemed	(5,148,116)	(9,066,629)
Net increase	$1,983,948	$11,439,640

Class C shares:
Sold	$7,458,042	$3,935,196
Issued as reinvestment of dividends	202,039	42,943
Redeemed	(819,660)	(42,126)
Net increase	$6,840,421	$3,936,013

Class I shares:
Sold	$8,128,456	$7,009,246
Issued as reinvestment of dividends	348,948	117,107
Redeemed	(2,372,270)	(654,005)
Net increase	$6,105,134	$6,472,348

Shares

Class A shares:
Sold	553,590	1,670,747
Issued as reinvestment of dividends	30,011	21,869
Redeemed	(422,285)	(720,662)
Net increase	161,316	971,954

Class C shares:
Sold	618,854	321,543
Issued as reinvestment of dividends	16,605	3,433
Redeemed	(68,035)	(3,472)
Net increase	567,424	321,504

Class I shares:
Sold	664,534	563,711
Issued as reinvestment of dividends	28,511	9,317
Redeemed	(198,267)	(52,731)
Net increase	494,778	520,297

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
Emerging Markets Opportunities Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014
Amount

Class A shares:
Sold	$1,296,406	$6,983,615
Redeemed	(1,523,668)	(8,746,991)
Net (decrease)	$(227,262)	$(1,763,376)

Class C shares:
Sold	$245,835	$941,289
Redeemed	(591,091)	(572,840)
Net increase/(decrease)	$(345,256)	$368,449

Class I shares:
Sold	$3,776,439	$11,969,854
Issued as reinvestment of dividends	22,603	—
Redeemed	(3,192,835)	(8,542,061)
Net increase	$606,207	$3,427,793

Shares

Class A shares:
Sold	135,625	787,041
Redeemed	(159,205)	(958,215)
Net (decrease)	(23,580)	(171,174)

Class C shares:
Sold	27,171	106,740
Redeemed	(66,489)	(65,610)
Net increase/(decrease)	(39,318)	41,130

Class I shares:
Sold	398,296	1,310,559
Issued as reinvestment of dividends	2,537	—
Redeemed	(335,916)	(949,783)
Net increase	64,917	360,776

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
European Focus Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014

Amount

Class A shares:
Sold	$173,700,306	$706,629,609
Issued as reinvestment of dividends	7,076,371	1,220,840
Redeemed	(324,017,135)	(362,377,490)
Net increase/(decrease)	$(143,240,458)	$345,472,959

Class B shares:
Sold	$145,871	$328,861
Issued as reinvestment of dividends	5,174	—
Redeemed	(4,471,023)	(7,038,351)
Net (decrease)	$(4,319,978)	$(6,709,490)

Class C shares:
Sold	$39,367,822	$160,116,060
Issued as reinvestment of dividends	2,448,975	—
Redeemed	(38,297,215)	(21,760,977)
Net increase	$3,519,582	$138,355,083

Class I shares:
Sold	$511,689,197	$1,224,030,882
Issued as reinvestment of dividends	20,822,276	1,901,500
Redeemed	(501,351,359)	(172,680,186)
Net increase	$31,160,114	$1,053,252,196

Shares

Class A shares:
Sold	5,151,721	20,525,045
Issued as reinvestment of dividends	212,440	34,801
Redeemed	(9,551,190)	(10,232,485)
Net increase/(decrease)	(4,187,029)	10,327,361

Class B shares:
Sold	4,550	10,215
Issued as reinvestment of dividends	163	—
Redeemed	(139,253)	(219,622)
Net (decrease)	(134,540)	(209,407)

Class C shares:
Sold	1,241,427	4,905,273
Issued as reinvestment of dividends	78,142	—
Redeemed	(1,216,135)	(666,583)
Net increase	103,434	4,238,690

Class I shares:
Sold	15,013,808	35,197,450
Issued as reinvestment of dividends	626,046	54,204
Redeemed	(14,976,033)	(4,896,405)
Net increase	663,821	30,355,249

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
Global Equity Income Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014

Amount

Class A shares:
Sold	$114,343,511	$340,691,085
Issued as reinvestment of dividends	13,702,916	45,478,139
Redeemed	(296,699,361)	(340,145,153)
Net increase/(decrease)	$(168,652,934)	$46,024,071

Class C shares:
Sold	$130,956,441	$383,363,445
Issued as reinvestment of dividends	15,613,623	32,962,569
Redeemed	(93,174,582)	(89,212,072)
Net increase	$53,395,482	$327,113,942

Class I shares:
Sold	$454,929,898	$769,573,135
Issued as reinvestment of dividends	30,830,206	48,297,460
Redeemed	(291,346,892)	(168,907,354)
Net increase	$194,413,212	$648,963,241

Shares

Class A shares:
Sold	14,362,203	41,392,120
Issued as reinvestment of dividends	1,702,478	5,473,970
Redeemed	(36,787,167)	(40,801,565)
Net increase/(decrease)	(20,722,486)	6,064,525

Class C shares:
Sold	16,492,118	46,715,106
Issued as reinvestment of dividends	1,950,872	3,980,598
Redeemed	(11,843,092)	(10,802,408)
Net increase	6,599,898	39,893,296

Class I shares:
Sold	56,557,520	92,724,888
Issued as reinvestment of dividends	3,831,653	5,792,026
Redeemed	(36,925,245)	(20,384,214)
Net increase	23,463,928	78,132,700

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
Global Technology Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014

Amount

Class A shares:
Sold	$6,708,495	$30,398,782
Issued as reinvestment of dividends	13,535,620	1,100,055
Redeemed	(57,900,498)	(70,558,500)
Net (decrease)	$(37,656,383)	$(39,059,663)

Class B shares:
Sold	$394,772	$41,367
Issued as reinvestment of dividends	820,432	52,166
Redeemed	(1,266,317)	(2,140,640)
Net (decrease)	$(51,113)	$(2,047,107)

Class C shares:
Sold	$4,875,404	$12,846,337
Issued as reinvestment of dividends	8,551,931	447,275
Redeemed	(8,812,690)	(12,867,273)
Net increase	$4,614,645	$426,339

Class I shares:
Sold	$29,538,102	$38,819,776
Issued as reinvestment of dividends	13,883,247	580,136
Redeemed	(25,425,798)	(37,199,020)
Net increase	$17,995,551	$2,200,892

Shares

Class A shares:
Sold	255,366	1,178,636
Issued as reinvestment of dividends	539,913	42,654
Redeemed	(2,193,359)	(2,740,453)
Net (decrease)	(1,398,080)	(1,519,163)

Class B shares:
Sold	17,110	1,743
Issued as reinvestment of dividends	36,676	2,217
Redeemed	(54,464)	(91,196)
Net (decrease)	(678)	(87,236)

Class C shares:
Sold	209,962	551,422
Issued as reinvestment of dividends	382,637	19,033
Redeemed	(372,333)	(553,253)
Net increase	220,266	17,202

Class I shares:
Sold	1,072,976	1,459,322
Issued as reinvestment of dividends	544,014	22,210
Redeemed	(963,528)	(1,416,306)
Net increase	653,462	65,226

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
High Yield Opportunities Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014

Amount

Class A shares:
Sold	$3,009,318	$2,558,909
Issued as reinvestment of dividends	43,181	34,879
Redeemed	(926,081)	(1,592,117)
Net increase	$2,126,418	$1,001,671

Class C shares:
Sold	$60,486	$177,447
Issued as reinvestment of dividends	4,838	1,539
Redeemed	(118,912)	(18,987)
Net increase/(decrease)	$(53,588)	$159,999

Class I shares:
Sold	$600,594	$486,881
Issued as reinvestment of dividends	1,136,797	1,002,964
Redeemed	(1,400,190)	(2,812,710)
Net increase/(decrease)	$337,201	$(1,322,865)

Shares

Class A shares:
Sold	307,300	243,513
Issued as reinvestment of dividends	4,356	3,335
Redeemed	(91,117)	(152,789)
Net increase	220,539	94,059

Class C shares:
Sold	6,026	16,877
Issued as reinvestment of dividends	485	147
Redeemed	(11,649)	(1,792)
Net increase/(decrease)	(5,138)	15,232

Class I shares:
Sold	58,097	46,669
Issued as reinvestment of dividends	114,523	97,220
Redeemed	(141,989)	(268,631)
Net increase/(decrease)	30,631	(124,742)

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
International Long/Short Equity Fund

	Period Ended
	January 31, 2015	*

Amount

Class A shares:
Sold	$102,500
Net increase	$102,500

Class C shares:
Sold	$100,000
Net increase	$100,000

Class I shares:
Sold	$4,855,570
Net increase	$4,855,570

Shares

Class A shares:
Sold	10,256
Net increase	10,256

Class C shares:
Sold	10,000
Net increase	10,000

Class I shares:
Sold	485,595
Net increase	485,595

* The International Long/Short Equity Fund commenced operations on December 9, 2014.

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
International Opportunities Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014

Amount

Class A shares:
Sold	$81,860,519	$634,423,698
Issued as reinvestment of dividends	12,951,301	6,045,720
Redeemed	(549,813,864)	(329,297,964)
Net increase/(decrease)	$(455,002,044)	$311,171,454

Class B shares:
Sold	$139,405	$117,884
Redeemed	(5,676,564)	(15,399,410)
Net (decrease)	$(5,537,159)	$(15,281,526)

Class C shares:
Sold	$38,261,307	$72,807,485
Issued as reinvestment of dividends	1,399,281	—
Redeemed	(37,088,331)	(60,970,636)
Net increase	$2,572,257	$11,836,849

Class I shares:
Sold	$697,999,788	$593,800,222
Issued as reinvestment of dividends	19,889,541	4,711,845
Redeemed	(211,595,344)	(210,362,682)
Net increase	$506,293,985	$388,149,385

Class R shares:
Sold	$2,457,440	$4,498,360
Issued as reinvestment of dividends	40,599	3,956
Redeemed	(2,298,058)	(2,708,113)
Net increase	$199,981	$1,794,203

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
International Opportunities Fund (continued)

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014

Shares

Class A shares:
Sold	3,089,847	24,439,130
Issued as reinvestment of dividends	486,342	224,999
Redeemed	(20,461,795)	(12,594,448)
Net increase/(decrease)	(16,885,606)	12,069,681

Class B shares:
Sold	5,554	4,967
Redeemed	(228,522)	(629,214)
Net (decrease)	(222,968)	(624,247)

Class C shares:
Sold	1,542,806	2,947,887
Issued as reinvestment of dividends	55,904	—
Redeemed	(1,499,113)	(2,483,285)
Net increase	99,597	464,602

Class I shares:
Sold	26,028,432	22,532,974
Issued as reinvestment of dividends	747,446	175,292
Redeemed	(7,978,573)	(7,987,489)
Net increase	18,797,305	14,720,777

Class R shares:
Sold	94,215	172,945
Issued as reinvestment of dividends	1,548	149
Redeemed	(87,661)	(104,551)
Net increase	8,102	68,543

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
International Select Equity Fund

	Period Ended
	January 31, 2015	*

Amount

Class A shares:
Sold	$123,711
Net increase	$123,711

Class C shares:
Sold	$100,500
Net increase	$100,500

Class I shares:
Sold	$4,818,587
Net increase	$4,818,587

Shares

Class A shares:
Sold	12,457
Net increase	12,457

Class C shares:
Sold	10,050
Net increase	10,050

Class I shares:
Sold	481,911
Net increase	481,911

* The International Select Equity Fund commenced operations on September 30, 2014.

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
Strategic Income Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014

Amount

Class A shares:
Sold	$17,069,704	$4,750,547
Issued as reinvestment of dividends	301,378	460,754
Redeemed	(8,188,867)	(9,643,290)
Net increase/(decrease)	$9,182,215	$(4,431,989)

Class B shares:
Sold	$400,158	$127,193
Issued as reinvestment of dividends	67,239	167,990
Redeemed	(906,719)	(2,367,850)
Net (decrease)	$(439,322)	$(2,072,667)

Class C shares:
Sold	$11,777,760	$2,668,126
Issued as reinvestment of dividends	344,199	524,242
Redeemed	(4,426,701)	(5,329,578)
Net increase/(decrease)	$7,695,258	$(2,137,210)

Class I shares:
Sold	$49,354,857	$15,231,452
Issued as reinvestment of dividends	915,581	330,062
Redeemed	(8,068,584)	(4,642,108)
Net increase	$42,201,854	$10,919,406

Shares

Class A shares:
Sold	1,871,842	521,012
Issued as reinvestment of dividends	33,091	50,709
Redeemed	(900,503)	(1,063,844)
Net increase/(decrease)	1,004,430	(492,123)

Class B shares:
Sold	43,734	13,968
Issued as reinvestment of dividends	7,360	18,449
Redeemed	(99,201)	(260,610)
Net (decrease)	(48,107)	(228,193)

Class C shares:
Sold	1,297,981	293,250
Issued as reinvestment of dividends	37,966	57,929
Redeemed	(487,738)	(591,279)
Net increase/(decrease)	848,209	(240,100)

Class I shares:
Sold	5,424,153	1,663,003
Issued as reinvestment of dividends	100,834	36,379
Redeemed	(889,590)	(511,328)
Net increase	4,635,397	1,188,054

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
Unconstrained Bond Fund

	Six Months
	Ended	Year Ended
	January 31, 2015	July 31, 2014 *

Amount

Class A shares:
Sold	$6,800	$1,129,274
Issued as reinvestment of dividends	1,559	1,190
Redeemed	(112,178)	(1,007)
Net increase/(decrease)	$(103,819)	$1,129,457

Class C shares:
Sold	$223,410	$1,000,000
Issued as reinvestment of dividends	9,443	—
Redeemed	(36,016)	—
Net increase	$196,837	$1,000,000

Class I shares:
Sold	$3,644	$25,957,523
Issued as reinvestment of dividends	143,362	31,048
Redeemed	—	(707)
Net increase	$147,006	$25,987,864

Shares

Class A shares:
Sold	692	112,857
Issued as reinvestment of dividends	162	118
Redeemed	(11,526)	(100)
Net increase/(decrease)	(10,672)	112,875

Class C shares:
Sold	22,344	100,000
Issued as reinvestment of dividends	994	—
Redeemed	(3,831)	—
Net increase	19,507	100,000

Class I shares:
Sold	370	2,593,987
Issued as reinvestment of dividends	15,032	3,076
Redeemed	—	(70)
Net increase	15,402	2,596,993

* The Unconstrained Bond Fund commenced operations on December 20, 2013.

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
US Growth Opportunities Fund

	Period Ended
	January 31, 2015	*

Shares

Class A shares:
Sold	$14,008
Net increase	$14,008

Class C shares:
Sold	$10,000
Net increase	$10,000

Class I shares:
Sold	$5,058,598
Net increase	$5,058,598

Shares

Class A shares:
Sold	1,396
Net increase	1,396

Class C shares:
Sold	1,000
Net increase	1,000

Class I shares:
Sold	505,819
Net increase	505,819

* The US Growth Opportunities Fund commenced operations on December 18, 2014.

See notes to financial statements

Financial statements (unaudited)

Statement of Cash Flows
For the Period ended January 31, 2015

International
Long/Short Equity
Fund
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(111,117)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments in securities	(3,263,902)
Payments to cover securities sold short	(442,306)
Proceeds from disposition of investments in securities	962,642
Proceeds from securities sold short	1,770,314
Purchases of short term investments, net	(3,592,572)
Cash at broker for open futures contracts	(53,039)
Cash segregated as collateral on securities sold short	(112,763)
Cash segregated as collateral on equity swap contracts	(260,000)
Net realized (gain) loss:
Investment transactions	39,535
Short sales	4,930
Net unrealized (gain) loss:
Investments	3,313
Short sales	85,956
Changes in assets and liabilities:
(Increase) decrease in assets:
Financial Derivative Instruments - Exchange-traded or centrally cleared	(306)
Financial Derivative Instruments - Over-the-counter	(99,366)
Receivable for investment securities sold	(41,017)
Receivable from investment adviser	(8,872)
Dividend and interest receivable	(29)
Other assets	(3,542)
Increase (decrease) in liabilities:
Payable for short sale financing	7,724
Payable for periodic payments on equity swap contracts	1,095
Financial Derivative Instruments - Exchange-traded or centrally cleared	1,020
Financial Derivative Instruments - Over-the-counter	73,654
Payable for 12b-1 distribution and service fees	104
Accrued expenses and other payables	19,267
Net cash (used) in operating activities	$(5,019,277)
Cash flows from Financing Activities:
Proceeds from shares sold	5,058,070
Increase in receivable for fund shares sold	(2,500)
Net cash received from financing activities	5,055,570
Net increase in cash during the period	$36,293
Cash and foreign currency, beginning of period:	—
Cash and foreign currency, end of period:	$36,293

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
All Asset Fund
Class A
Period Ended 1/31/2015	$10.76	0.05	0.01	0.06	(0.14)	(0.28)	(0.41)
Year Ended 7/31/2014	10.52	0.10	0.56	0.66	(0.11)	(0.31)	(0.42)
Year Ended 7/31/2013	9.93	0.09	0.61	0.70	(0.09)	(0.02)	(0.11)
Period Ended 7/31/2012(a)	10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00
Class C
Period Ended 1/31/2015	$10.63	0.01	0.02	0.03	(0.08)	(0.28)	(0.36)
Year Ended 7/31/2014	10.43	0.02	0.56	0.58	(0.07)	(0.31)	(0.38)
Year Ended 7/31/2013	9.91	0.02	0.59	0.61	(0.07)	(0.02)	(0.09)
Period Ended 7/31/2012(a)	10.00	(0.01)	(0.08)	(0.09)	0.00	0.00	0.00
Class I
Period Ended 1/31/2015	$10.77	0.07	0.01	0.08	(0.17)	(0.27)	(0.45)
Year Ended 7/31/2014	10.54	0.13	0.56	0.69	(0.15)	(0.31)	(0.46)
Year Ended 7/31/2013	9.94	0.11	0.61	0.72	(0.10)	(0.02)	(0.12)
Period Ended 7/31/2012(a)	10.00	0.02	(0.08)	(0.06)	0.00	0.00	0.00
Dividend & Income Builder Fund
Class A
Period Ended 1/31/2015	$12.57	0.09	(0.31)	(0.22)	(0.16)	(0.20)	(0.36)
Year Ended 7/31/2014	11.40	0.40	1.10	1.50	(0.31)	(0.02)	(0.33)
Period Ended 7/31/2013(a)	10.00	0.33	1.33	1.66	(0.26)	0.00	(0.26)
Class C
Period Ended 1/31/2015	$12.49	0.03	(0.30)	(0.27)	(0.13)	(0.20)	(0.33)
Year Ended 7/31/2014	11.35	0.30	1.10	1.40	(0.24)	(0.02)	(0.26)
Period Ended 7/31/2013(a)	10.00	0.25	1.33	1.58	(0.23)	0.00	(0.23)
Class I
Period Ended 1/31/2015	$12.57	0.10	(0.27)	(0.17)	(0.22)	(0.20)	(0.42)
Year Ended 7/31/2014	11.39	0.44	1.09	1.53	(0.33)	(0.02)	(0.35)
Period Ended 7/31/2013(a)	10.00	0.46	1.22	1.68	(0.29)	0.00	(0.29)
(a)	The All Asset Fund commenced operations on March 30, 2012 and the Dividend & Income Builder Fund commenced operations on August 1, 2012.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.  Total returns for periods of less than one year are not annualized.

(d)
As the All Asset Fund invests in the shares of other investment companies, the calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the underlying funds in which the Fund invests.

(e)	Not annualized for periods less than one year.

See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets(d)	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed(d)	Portfolio turnover rate(e)

$10.41	0.59%	$7,186	0.85%	0.87%	0.92%	12%
10.76	6.44	8,929	0.85	0.94	0.93	52
10.52	7.05	12,023	0.85	0.86	1.10	37
9.93	(0.70)	5,740	0.85	0.43	2.13	7

$10.30	0.26%	$12,451	1.60%	0.28%	1.68%	12%
10.63	5.51	11,094	1.60	0.20	1.67	52
10.43	6.18	9,357	1.60	0.20	1.80	37
9.91	(0.90)	1,013	1.60	(0.24)	4.49	7

$10.40	0.75%	$43,911	0.60%	1.22%	0.64%	12%
10.77	6.72	46,867	0.60	1.22	0.62	52
10.54	7.28	43,221	0.60	1.10	0.79	37
9.94	(0.60)	28,875	0.60	0.52	1.41	7

$11.99	(1.75)%	$15,572	1.30%	1.48%	1.52%	11%
12.57	13.26	14,308	1.30	3.20	1.94	78
11.40	16.79	1,891	1.30	2.98	7.35	188

$11.89	(2.20)%	$11,055	2.05%	0.50%	2.28%	11%
12.49	12.45	4,525	2.05	2.38	2.68	78
11.35	15.94	463	2.05	2.32	8.17	188

$11.98	(1.70)%	$13,701	1.05%	1.67%	1.30%	11%
12.57	13.56	8,156	1.05	3.50	1.66	78
11.39	17.01	1,463	1.05	4.18	7.11	188

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Total distributions	Net asset value, end of period
Emerging Markets Opportunities Fund
Class A
Period Ended 1/31/2015	$9.82	(0.03)	(0.82)	(0.85)	0.00	0.00	$8.97
Year Ended 7/31/2014	8.49	0.02	1.31	1.33	0.00	0.00	9.82
Year Ended 7/31/2013	7.97	0.01	0.56	0.57	(0.05)	(0.05)	8.49
Year Ended 7/31/2012	9.74	(0.02)	(1.62)	(1.64)	(0.13)	(0.13)	7.97
Period Ended 7/31/2011(a)	10.00	0.00 *	(0.26)	(0.26)	0.00	0.00	9.74
Class C
Period Ended 1/31/2015	$9.61	(0.06)	(0.81)	(0.87)	0.00	0.00	$8.74
Year Ended 7/31/2014	8.37	(0.04)	1.28	1.24	0.00	0.00	9.61
Year Ended 7/31/2013	7.89	(0.05)	0.55	0.50	(0.02)	(0.02)	8.37
Year Ended 7/31/2012	9.70	(0.09)	(1.60)	(1.69)	(0.12)	(0.12)	7.89
Period Ended 7/31/2011(a)	10.00	(0.06)	(0.24)	(0.30)	0.00	0.00	9.70
Class I
Period Ended 1/31/2015	$9.86	(0.02)	(0.84)	(0.86)	(0.01)	(0.01)	$8.99
Year Ended 7/31/2014	8.49	0.05	1.32	1.37	0.00	0.00	9.86
Year Ended 7/31/2013	7.98	0.03	0.56	0.59	(0.08)	(0.08)	8.49
Year Ended 7/31/2012	9.75	(0.00)*	(1.62)	(1.62)	(0.15)	(0.15)	7.98
Period Ended 7/31/2011(a)	10.00	(0.01)	(0.24)	(0.25)	0.00	0.00	9.75

(a)	The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge.  Had certain expenses not been reduced during the periods shown, total returns would have been lower.  Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights (unaudited)

		Ratios to average net assets:
Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

(8.66)%	$7,689	1.79%	(0.60)%	1.94%	25%
15.67	8,656	1.79	0.26	1.97	97
7.16	8,930	1.79	0.09	2.15	126
(16.70)	7,011	1.79	(0.25)	2.51	110
(2.60)	15,841	1.79	0.04	3.97	35

(9.05)%	$3,326	2.54%	(1.34)%	2.72%	25%
14.81	4,036	2.54	(0.42)	2.74	97
6.33	3,169	2.54	(0.60)	2.87	126
(17.31)	2,305	2.54	(1.08)	3.23	110
(3.00)	1,384	2.54	(1.06)	4.72	35

(8.69)%	$15,236	1.54%	(0.35)%	1.67%	25%
16.14	16,057	1.54	0.56	1.66	97
7.39	10,773	1.54	0.34	1.80	126
(16.49)	7,724	1.54	(0.06)	2.16	110
(2.50)	3,382	1.54	(0.26)	3.72	35

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Total distributions
European Focus Fund
Class A
Period Ended 1/31/2015	$35.42	0.03	(1.43)	(1.40)	(0.53)	(0.53)
Year Ended 7/31/2014	29.23	0.66	5.60	6.26	(0.07)	(0.07)
Year Ended 7/31/2013	22.44	0.26	6.90	7.16	(0.37)	(0.37)
Year Ended 7/31/2012	29.07	0.30	(5.71)	(5.41)	(1.22)	(1.22)
Year Ended 7/31/2011	23.90	0.07	5.89	5.96	(0.79)	(0.79)
Year Ended 7/31/2010	20.32	(0.03)	4.31	4.28	(0.70)	(0.70)
Class B
Period Ended 1/31/2015	$33.40	(0.12)	(1.35)	(1.47)	(0.02)	(0.02)
Year Ended 7/31/2014	27.74	0.17	5.49	5.66	0.00	0.00
Year Ended 7/31/2013	21.25	0.01	6.58	6.59	(0.10)	(0.10)
Year Ended 7/31/2012	27.51	0.09	(5.37)	(5.28)	(0.98)	(0.98)
Year Ended 7/31/2011	22.65	(0.16)	5.62	5.46	(0.60)	(0.60)
Year Ended 7/31/2010	19.33	(0.20)	4.09	3.89	(0.57)	(0.57)
Class C
Period Ended 1/31/2015	$33.35	(0.11)	(1.35)	(1.46)	(0.41)	(0.41)
Year Ended 7/31/2014	27.67	0.32	5.36	5.68	0.00	0.00
Year Ended 7/31/2013	21.25	0.05	6.54	6.59	(0.17)	(0.17)
Year Ended 7/31/2012	27.50	0.10	(5.37)	(5.27)	(0.98)	(0.98)
Year Ended 7/31/2011	22.65	(0.15)	5.60	5.45	(0.60)	(0.60)
Year Ended 7/31/2010	19.33	(0.20)	4.09	3.89	(0.57)	(0.57)
Class I
Period Ended 1/31/2015	$35.48	0.06	(1.43)	(1.37)	(0.67)	(0.67)
Year Ended 7/31/2014	29.25	0.74	5.61	6.35	(0.12)	(0.12)
Year Ended 7/31/2013	22.46	0.40	6.85	7.25	(0.46)	(0.46)
Year Ended 7/31/2012	29.10	0.39	(5.73)	(5.34)	(1.30)	(1.30)
Year Ended 7/31/2011	23.92	0.16	5.88	6.04	(0.86)	(0.86)
Year Ended 7/31/2010	20.34	0.04	4.30	4.34	(0.76)	(0.76)

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge.  Had certain expenses not been reduced during the periods shown, total returns would have been lower.  Total returns for periods of less than one year are not annualized.

(c)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights (unaudited)

					Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(c)

N/A		$33.49	(3.95)%	$569,353	1.34%	0.17%	1.34%	35%
N/A		35.42	21.43	750,572	1.37	1.88	1.37	90
N/A		29.23	32.13	317,547	1.50	1.01	1.50	115
N/A		22.44	(18.32)	236,974	1.53	1.24	1.53	69
N/A		29.07	25.08	332,755	1.54	0.25	1.54	67
0.00	*	23.90	20.97	253,421	1.61	(0.14)	1.61	86

N/A		$31.91	(4.40)%	$8,609	2.25%	(0.74)%	2.25%	35%
N/A		33.40	20.40	13,505	2.19	0.53	2.19	90
N/A		27.74	31.05	17,023	2.32	0.03	2.32	115
N/A		21.25	(18.97)	19,728	2.36	0.38	2.36	69
N/A		27.51	24.18	34,561	2.29	(0.58)	2.29	67
0.00	*	22.65	20.07	31,989	2.36	(0.88)	2.36	86

N/A		$31.48	(4.34)%	$255,265	2.11%	(0.66)%	2.11%	35%
N/A		33.35	20.53	266,900	2.14	0.98	2.14	90
N/A		27.67	31.10	104,206	2.27	0.22	2.27	115
N/A		21.25	(18.94)	88,015	2.32	0.45	2.32	69
N/A		27.50	24.13	132,641	2.29	(0.56)	2.29	67
0.00	*	22.65	20.07	115,197	2.36	(0.88)	2.36	86

N/A		$33.44	(3.85)%	$1,342,070	1.09%	0.36%	1.09%	35%
N/A		35.48	21.73	1,400,298	1.11	2.09	1.11	90
N/A		29.25	32.54	266,517	1.20	1.55	1.20	115
N/A		22.46	(18.04)	120,392	1.21	1.65	1.21	69
N/A		29.10	25.40	129,452	1.29	0.57	1.29	67
0.00	*	23.92	21.30	73,412	1.36	0.19	1.36	86

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Total distributions	Redemption fees

Global Equity Income Fund
Class A
Period Ended 1/31/2015	$8.36	0.19	(0.50)	(0.31)	(0.20)	(0.20)	N/A
Year Ended 7/31/2014	7.85	0.52	0.48	1.00	(0.49)	(0.49)	N/A
Year Ended 7/31/2013	7.06	0.50	0.78	1.28	(0.49)	(0.49)	N/A
Year Ended 7/31/2012	7.45	0.48	(0.39)	0.09	(0.48)	(0.48)	N/A
Year Ended 7/31/2011	6.99	0.46	0.51	0.97	(0.51)	(0.51)	N/A
Year Ended 7/31/2010	7.11	0.57	(0.17)	0.40	(0.52)	(0.52)	0.00	*
Class C
Period Ended 1/31/2015	$8.32	0.15	(0.50)	(0.35)	(0.17)	(0.17)	N/A
Year Ended 7/31/2014	7.81	0.46	0.48	0.94	(0.43)	(0.43)	N/A
Year Ended 7/31/2013	7.03	0.44	0.77	1.21	(0.43)	(0.43)	N/A
Year Ended 7/31/2012	7.42	0.43	(0.39)	0.04	(0.43)	(0.43)	N/A
Year Ended 7/31/2011	6.96	0.40	0.52	0.92	(0.46)	(0.46)	N/A
Year Ended 7/31/2010	7.08	0.52	(0.17)	0.35	(0.47)	(0.47)	0.00	*
Class I
Period Ended 1/31/2015	$8.37	0.19	(0.49)	(0.30)	(0.21)	(0.21)	N/A
Year Ended 7/31/2014	7.86	0.55	0.47	1.02	(0.51)	(0.51)	N/A
Year Ended 7/31/2013	7.07	0.53	0.77	1.30	(0.51)	(0.51)	N/A
Year Ended 7/31/2012	7.46	0.51	(0.40)	0.11	(0.50)	(0.50)	N/A
Year Ended 7/31/2011	6.99	0.48	0.52	1.00	(0.53)	(0.53)	N/A
Year Ended 7/31/2010	7.12	0.62	(0.21)	0.41	(0.54)	(0.54)	0.00	*

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge.  Had certain expenses not been reduced during the periods shown, total returns would have been lower.  Total returns for periods of less than one year are not annualized.

(c)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
Net asset value, end of period	Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(c)

$7.85	(3.76)%	$592,078	1.10%	4.60%	1.10%	58%
8.36	12.93	804,022	1.13	6.31	1.13	103
7.85	18.58	707,252	1.22	6.56	1.22	130
7.06	1.59	467,318	1.29	6.97	1.29	108
7.45	14.13	489,400	1.32	6.18	1.32	127
6.99	5.76	351,445	1.36	7.89	1.37	174

$7.80	(4.26)%	$949,662	1.86%	3.81%	1.86%	58%
8.32	12.18	957,099	1.88	5.59	1.88	103
7.81	17.65	587,376	1.98	5.85	1.98	130
7.03	0.82	363,751	2.05	6.21	2.05	108
7.42	13.35	363,455	2.07	5.36	2.07	127
6.96	5.01	274,571	2.11	7.17	2.12	174

$7.86	(3.75)%	$1,463,980	0.86%	4.81%	0.86%	58%
8.37	13.19	1,363,213	0.87	6.60	0.87	103
7.86	18.87	665,505	0.95	6.95	0.95	130
7.07	1.87	332,048	1.01	7.38	1.01	108
7.46	14.55	198,216	1.07	6.35	1.07	127
6.99	5.87	92,146	1.11	8.60	1.12	174

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net realized capital gains	Total distributions	Redemption fees

Global Technology Fund
Class A
Period Ended 1/31/2015	$26.97	(0.08)	0.77	0.69	(3.39)	(3.39)	N/A
Year Ended 7/31/2014	23.22	(0.17)	4.09	3.92	(0.17)	(0.17)	N/A
Year Ended 7/31/2013	19.69	0.06	3.47	3.53	0.00	0.00	N/A
Year Ended 7/31/2012	20.55	(0.15)	(0.71)	(0.86)	0.00	0.00	N/A
Year Ended 7/31/2011	16.10	(0.08)	4.53	4.45	0.00	0.00	N/A
Year Ended 7/31/2010	13.32	(0.17)	2.95	2.78	0.00	0.00	0.00	*
Class B
Period Ended 1/31/2015	$24.48	(0.17)	0.72	0.55	(3.39)	(3.39)	N/A
Year Ended 7/31/2014	21.26	(0.34)	3.73	3.39	(0.17)	(0.17)	N/A
Year Ended 7/31/2013	18.18	(0.10)	3.18	3.08	0.00	0.00	N/A
Year Ended 7/31/2012	19.13	(0.29)	(0.66)	(0.95)	0.00	0.00	N/A
Year Ended 7/31/2011	15.10	(0.22)	4.25	4.03	0.00	0.00	N/A
Year Ended 7/31/2010	12.59	(0.27)	2.78	2.51	0.00	0.00	0.00	*
Class C
Period Ended 1/31/2015	$24.46	(0.16)	0.71	0.55	(3.39)	(3.39)	N/A
Year Ended 7/31/2014	21.23	(0.33)	3.73	3.40	(0.17)	(0.17)	N/A
Year Ended 7/31/2013	18.15	(0.09)	3.17	3.08	0.00	0.00	N/A
Year Ended 7/31/2012	19.08	(0.28)	(0.65)	(0.93)	0.00	0.00	N/A
Year Ended 7/31/2011	15.06	(0.22)	4.24	4.02	0.00	0.00	N/A
Year Ended 7/31/2010	12.56	(0.27)	2.77	2.50	0.00	0.00	0.00	*
Class I
Period Ended 1/31/2015	$27.37	(0.05)	0.79	0.74	(3.39)	(3.39)	N/A
Year Ended 7/31/2014	23.50	(0.10)	4.14	4.04	(0.17)	(0.17)	N/A
Year Ended 7/31/2013	19.88	0.11	3.51	3.62	0.00	0.00	N/A
Year Ended 7/31/2012	20.68	(0.09)	(0.71)	(0.80)	0.00	0.00	N/A
Year Ended 7/31/2011	16.16	(0.02)	4.54	4.52	0.00	0.00	N/A
Year Ended 7/31/2010	13.34	(0.13)	2.95	2.82	0.00	0.00	0.00	*

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge.  Had certain expenses not been reduced during the periods shown, total returns would have been lower.  Total returns for periods of less than one year are not annualized.

(c)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
Net asset value, end of period	Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(c)

$24.27	2.11%	$106,186	1.36%	(0.60)%	1.36%	29%
26.97	16.91	155,708	1.44	(0.65)	1.44	65
23.22	17.93	169,279	1.49	0.28	1.49	83
19.69	(4.18)	156,948	1.50	(0.75)	1.50	113
20.55	27.64	191,623	1.55	(0.42)	1.55	93
16.10	20.87	116,903	1.64	(1.07)	1.64	76

$21.64	1.70%	$7,512	2.16%	(1.39)%	2.16%	29%
24.48	15.97	8,518	2.25	(1.46)	2.25	65
21.26	16.94	9,249	2.31	(0.52)	2.31	83
18.18	(4.97)	9,751	2.36	(1.62)	2.36	113
19.13	26.69	11,821	2.30	(1.19)	2.30	93
15.10	19.94	9,283	2.39	(1.82)	2.39	76

$21.62	1.75%	$77,838	2.13%	(1.36)%	2.13%	29%
24.46	16.04	82,699	2.21	(1.42)	2.21	65
21.23	16.97	71,401	2.26	(0.49)	2.26	83
18.15	(4.87)	69,286	2.29	(1.54)	2.29	113
19.08	26.69	79,228	2.30	(1.17)	2.30	93
15.06	19.90	53,793	2.39	(1.82)	2.39	76

$24.72	2.31%	$120,735	1.10%	(0.33)%	1.10%	29%
27.37	17.22	115,816	1.19	(0.40)	1.19	65
23.50	18.21	97,882	1.22	0.51	1.22	83
19.88	(3.87)	61,492	1.23	(0.47)	1.23	113
20.68	27.97	52,351	1.30	(0.12)	1.30	93
16.16	21.14	18,810	1.39	(0.82)	1.39	76

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(c)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

High Yield Opportunities Fund
Class A
Period Ended 1/31/2015	$10.38	0.27	(0.35)	(0.08)	(0.31)	(0.26)	(0.57)
Year Ended 7/31/2014	9.98	0.59	0.45	1.04	(0.61)	(0.03)	(0.64)
Period Ended 7/31/2013(a)	10.00	0.15	(0.06)	0.09	(0.11)	0.00	(0.11)
Class C
Period Ended 1/31/2015	$10.38	0.23	(0.34)	(0.11)	(0.27)	(0.26)	(0.53)
Year Ended 7/31/2014	9.99	0.52	0.43	0.95	(0.53)	(0.03)	(0.56)
Period Ended 7/31/2013(a)	10.00	0.13	(0.05)	0.08	(0.09)	0.00	(0.09)
Class I
Period Ended 1/31/2015	$10.35	0.28	(0.34)	(0.06)	(0.32)	(0.26)	(0.58)
Year Ended 7/31/2014	9.97	0.62	0.43	1.05	(0.64)	(0.03)	(0.67)
Period Ended 7/31/2013(a)	10.00	0.16	(0.06)	0.10	(0.13)	0.00	(0.13)
International Long/Short Equity Fund
Class A
Period Ended 1/31/2015(b)	$10.00	(0.04)	(0.18)	(0.22)	0.00	0.00	0.00
Class C
Period Ended 1/31/2015(b)	$10.00	(0.05)	(0.18)	(0.23)	0.00	0.00	0.00
Class I
Period Ended 1/31/2015(b)	$10.00	(0.04)	(0.18)	(0.22)	0.00	0.00	0.00

(a)	The High Yield Opportunities Fund commenced operations on April 30, 2013.
(b)	The International Long/Short Equity Fund commenced operations on December 9, 2014.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.  Total returns for periods of less than one year are not annualized.

(e)
The International Long/Short Equity Fund’s operating expenses, excluding 12b-1 fees and dividend expense and financing charges on securities sold short, are contractually limited to 1.50%. The expense ratios shown reflect the limitation, plus 12b-1 fees of 0.25%, 1.00% and 0.00% for Class A, C, and I, respectively, and dividend expense and financing charges on securities sold short of 1.07% applicable to each share class.

(f)	Not annualized for periods less than one year.

See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
Net asset value, end of period	Total return(d)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets		Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed		Portfolio turnover rate(f)

$9.73	(0.81)%	$4,162	1.10%		5.29%	1.40%		100%
10.38	10.62	2,148	1.10		5.66	1.68		340
9.98	0.92	1,127	1.10		6.07	2.82		136

$9.74	(1.10)%	$1,072	1.85%		4.44%	2.15%		100%
10.38	9.67	1,196	1.85		5.01	2.45		340
9.99	0.81	999	1.85		5.27	3.63		136

$9.71	(0.61)%	$22,089	0.85%		5.44%	1.17%		100%
10.35	10.76	23,235	0.85		6.02	1.38		340
9.97	1.06	23,608	0.85		6.27	1.82		136

$9.78	(2.20)%	$100	2.82	%(e)	(2.82)%	10.75	%(e)	82%

$9.77	(2.30)%	$98	3.57	%(e)	(3.57)%	11.50	%(e)	82%

$9.78	(2.20)%	$4,749	2.57	%(e)	(2.58)%	10.23	%(e)	82%

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Total distributions

International Opportunities Fund
Class A
Period Ended 1/31/2015	$26.99	(0.03)	0.02	(0.01)	(0.24)	(0.24)
Year Ended 7/31/2014	23.79	0.31	2.98	3.29	(0.09)	(0.09)
Year Ended 7/31/2013	19.22	0.14	4.58	4.72	(0.15)	(0.15)
Year Ended 7/31/2012	21.77	0.15	(2.59)	(2.44)	(0.11)	(0.11)
Year Ended 7/31/2011	19.10	0.13	2.68	2.81	(0.14)	(0.14)
Year Ended 7/31/2010	18.87	0.16	0.14	0.30	(0.07)	(0.07)
Class B
Period Ended 1/31/2015	$25.29	(0.13)	0.02	(0.11)	0.00	0.00
Year Ended 7/31/2014	22.40	0.03	2.86	2.89	0.00	0.00
Year Ended 7/31/2013	18.13	(0.06)	4.33	4.27	0.00	0.00
Year Ended 7/31/2012	20.58	(0.01)	(2.44)	(2.45)	0.00	0.00
Year Ended 7/31/2011	18.07	(0.03)	2.54	2.51	0.00	0.00
Year Ended 7/31/2010	17.92	0.01	0.14	0.15	(0.00)*	(0.00)*
Class C
Period Ended 1/31/2015	$25.31	(0.12)	0.01	(0.11)	(0.09)	(0.09)
Year Ended 7/31/2014	22.40	0.08	2.83	2.91	0.00	0.00
Year Ended 7/31/2013	18.12	(0.04)	4.32	4.28	0.00	0.00
Year Ended 7/31/2012	20.56	(0.00)*	(2.44)	(2.44)	0.00	0.00
Year Ended 7/31/2011	18.06	(0.03)	2.53	2.50	0.00	0.00
Year Ended 7/31/2010	17.91	0.01	0.14	0.15	(0.00)*	(0.00)*
Class I
Period Ended 1/31/2015	$27.04	0.00 *	0.03	0.03	(0.35)	(0.35)
Year Ended 7/31/2014	23.82	0.39	2.98	3.37	(0.15)	(0.15)
Year Ended 7/31/2013	19.25	0.22	4.57	4.79	(0.22)	(0.22)
Year Ended 7/31/2012	21.83	0.21	(2.61)	(2.40)	(0.18)	(0.18)
Year Ended 7/31/2011	19.16	0.19	2.67	2.86	(0.19)	(0.19)
Year Ended 7/31/2010	18.89	0.22	0.15	0.37	(0.10)	(0.10)
Class R
Period Ended 1/31/2015	$26.59	(0.06)	0.01	(0.05)	(0.21)	(0.21)
Year Ended 7/31/2014	23.44	0.22	2.95	3.17	(0.02)	(0.02)
Year Ended 7/31/2013	18.93	0.07	4.51	4.58	(0.07)	(0.07)
Year Ended 7/31/2012	21.50	0.08	(2.58)	(2.50)	(0.07)	(0.07)
Year Ended 7/31/2011	18.88	0.09	2.64	2.73	(0.11)	(0.11)
Year Ended 7/31/2010	18.70	0.14	0.12	0.26	(0.08)	(0.08)

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge.  Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(c)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights (unaudited)

				Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(c)

N/A		$26.74	(0.02)%	$1,520,873	1.38%	(0.20)%	1.38%	39%
N/A		26.99	13.84	1,991,001	1.40	1.18	1.40	74
N/A		23.79	24.64	1,467,583	1.46	0.66	1.46	129
N/A		19.22	(11.17)	1,263,648	1.47	0.78	1.47	45
N/A		21.77	14.71	1,950,064	1.44	0.62	1.44	64
0.00	*	19.10	1.59	2,097,217	1.48	0.81	1.48	52

N/A		$25.18	(0.44)%	$23,664	2.19%	(1.01)%	2.19%	39%
N/A		25.29	12.90	29,409	2.21	0.10	2.21	74
N/A		22.40	23.55	40,023	2.29	(0.30)	2.29	129
N/A		18.13	(11.90)	48,771	2.32	(0.07)	2.32	45
N/A		20.58	13.89	79,091	2.19	(0.14)	2.19	64
0.00	*	18.07	0.84	84,619	2.23	0.03	2.23	52

N/A		$25.11	(0.43)%	$490,096	2.15%	(0.99)%	2.15%	39%
N/A		25.31	12.99	491,403	2.17	0.32	2.17	74
N/A		22.40	23.62	424,538	2.26	(0.18)	2.26	129
N/A		18.12	(11.87)	416,582	2.29	(0.02)	2.29	45
N/A		20.56	13.84	639,252	2.19	(0.15)	2.19	64
0.00	*	18.06	0.84	706,332	2.23	0.04	2.23	52

N/A		$26.72	0.12%	$1,874,924	1.11%	0.02%	1.11%	39%
N/A		27.04	14.16	1,389,207	1.12	1.47	1.12	74
N/A		23.82	25.00	872,974	1.16	1.04	1.16	129
N/A		19.25	(10.93)	656,313	1.20	1.09	1.20	45
N/A		21.83	14.96	797,316	1.19	0.87	1.19	64
0.00	*	19.16	1.92	555,653	1.23	1.12	1.23	52

N/A		$26.33	(0.17)%	$10,082	1.66%	(0.49)%	1.66%	39%
N/A		26.59	13.54	9,966	1.68	0.85	1.68	74
N/A		23.44	24.23	7,180	1.76	0.34	1.76	129
N/A		18.93	(11.60)	6,454	1.94	0.42	1.94	45
N/A		21.50	14.45	7,258	1.69	0.44	1.69	64
0.00	*	18.88	1.35	7,288	1.73	0.73	1.73	52

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains

International Select Equity Fund
Class A
Period Ended 1/31/2015(a)	$10.00	(0.02)	(0.33)	(0.35)	0.00	0.00
Class C
Period Ended 1/31/2015(a)	$10.00	(0.04)	(0.33)	(0.37)	0.00	0.00
Class I
Period Ended 1/31/2015(a)	$10.00	(0.01)	(0.33)	(0.34)	0.00	0.00

(a)	The International Select Equity Fund commenced operations on September 30, 2014.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge.  Had certain expenses not been reduced during the periods shown, total returns would have been lower.  Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.

See notes to financial statements

Financial highlights (unaudited)

				Ratios to average net assets:
Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

0.00	$9.65	(3.50)%	$120	1.14%	(0.52)%	5.12%	13%

0.00	$9.63	(3.70)%	$97	1.89%	(1.27)%	5.93%	13%

0.00	$9.66	(3.40)%	$4,655	0.89%	(0.27)%	4.56%	13%

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(d)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Return of capital

Strategic Income Fund
Class A
Period Ended 1/31/2015	$9.13	0.18	0.14	0.32	(0.22)	0.00
Year Ended 7/31/2014	8.93	0.46	0.20	0.66	(0.46)	0.00
Period Ended 7/31/2013(a)	9.12	0.23	(0.19)	0.04	(0.23)	0.00
Year Ended 12/31/2012	8.39	0.40	0.73	1.13	(0.40)	0.00
Year Ended 12/31/2011	8.82	0.44	(0.43)	0.01	(0.37)	(0.07)
Year Ended 12/31/2010	8.44	0.46	0.38	0.84	(0.33)	(0.13)
Period Ended 12/31/2009(b)	7.60	0.21	0.83	1.04	0.00	(0.18)
Year Ended 7/31/2009	9.45	0.63	(1.78)	(1.15)	(0.70)	0.00
Class B
Period Ended 1/31/2015	$9.16	0.15	0.13	0.28	(0.18)	0.00
Year Ended 7/31/2014	8.95	0.39	0.21	0.60	(0.39)	0.00
Period Ended 7/31/2013(a)	9.14	0.19	(0.20)	(0.01)	(0.18)	0.00
Year Ended 12/31/2012	8.40	0.33	0.74	1.07	(0.33)	0.00
Year Ended 12/31/2011	8.83	0.38	(0.43)	(0.05)	(0.32)	(0.06)
Year Ended 12/31/2010	8.46	0.40	0.37	0.77	(0.29)	(0.11)
Period Ended 12/31/2009(b)	7.61	0.19	0.84	1.03	0.00	(0.18)
Year Ended 7/31/2009	9.44	0.56	(1.75)	(1.19)	(0.64)	0.00
Class C
Period Ended 1/31/2015	$9.09	0.15	0.13	0.28	(0.18)	0.00
Year Ended 7/31/2014	8.89	0.39	0.20	0.59	(0.39)	0.00
Period Ended 7/31/2013(a)	9.08	0.19	(0.20)	(0.01)	(0.18)	0.00
Year Ended 12/31/2012	8.35	0.33	0.73	1.06	(0.33)	0.00
Year Ended 12/31/2011	8.79	0.37	(0.43)	(0.06)	(0.32)	(0.06)
Year Ended 12/31/2010	8.41	0.40	0.38	0.78	(0.29)	(0.11)
Period Ended 12/31/2009(b)	7.59	0.19	0.81	1.00	0.00	(0.18)
Year Ended 7/31/2009	9.45	0.57	(1.79)	(1.22)	(0.64)	0.00
Class I
Period Ended 1/31/2015	$9.11	0.20	0.13	0.33	(0.23)	0.00
Year Ended 7/31/2014	8.91	0.48	0.21	0.69	(0.49)	0.00
Period Ended 7/31/2013(a)	9.10	0.24	(0.19)	0.05	(0.24)	0.00
Year Ended 12/31/2012	8.37	0.42	0.73	1.15	(0.42)	0.00
Period Ended 12/31/2011(c)	9.06	0.29	(0.66)	(0.37)	(0.27)	(0.05)

(a)	Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.
(b)	Strategic Income Fund changed its fiscal year end from July 31 to December 31 effective December 31, 2009.
(c)	Class I commenced operations on April 29, 2011.
(d)	Per share data was calculated using average shares outstanding during the period.
(e)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge.  Had certain expenses not been reduced during the periods shown, total returns would have been lower.  Total returns for periods of less than one year are not annualized.

(f)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights (unaudited)

						Ratios to average net assets:
Total distributions	Redemption fees		Net asset value, end of period	Total return(e)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(f)

(0.22)	0.00		$9.23	3.51%	$20,925	1.10%	4.02%	1.17%	32%
(0.46)	0.00		9.13	7.56	11,522	1.10	5.02	1.36	84
(0.23)	0.00		8.93	0.39	15,656	1.10	4.36	1.44	50
(0.40)	0.00		9.12	13.75	17,596	1.10	4.51	1.34	47
(0.44)	0.00		8.39	0.06	17,210	1.20	5.04	1.51	41
(0.46)	0.00	*	8.82	10.17	28,171	1.30	5.30	1.54	38
(0.18)	0.00	*	8.46	13.82	35,656	1.30	6.19	1.63	11
(0.70)	0.00	*	7.60	(10.71)	28,905	1.30	8.69	1.62	53

(0.18)	0.00		$9.26	3.06%	$3,857	1.85%	3.26%	1.97%	32%
(0.39)	0.00		9.16	6.79	4,254	1.85	4.28	2.16	84
(0.18)	0.00		8.95	(0.07)	6,198	1.85	3.62	2.21	50
(0.33)	0.00		9.14	12.97	6,963	1.85	3.77	2.12	47
(0.38)	0.00		8.40	(0.69)	7,412	1.94	4.29	2.27	41
(0.40)	0.00	*	8.83	9.21	8,537	2.05	4.55	2.29	38
(0.18)	0.00	*	8.46	13.59	7,824	2.05	5.44	2.38	11
(0.64)	0.00	*	7.61	(11.23)	6,325	2.05	8.02	2.37	53

(0.18)	0.00		$9.19	3.14%	$25,729	1.85%	3.27%	1.93%	32%
(0.39)	0.00		9.09	6.78	17,744	1.85	4.27	2.12	84
(0.18)	0.00		8.89	(0.06)	19,483	1.85	3.62	2.20	50
(0.33)	0.00		9.08	12.95	22,328	1.85	3.77	2.11	47
(0.38)	0.00		8.35	(0.80)	22,244	1.94	4.29	2.26	41
(0.40)	0.00	*	8.79	9.39	26,997	2.05	4.55	2.29	38
(0.18)	0.00	*	8.41	13.22	30,152	2.05	5.45	2.38	11
(0.64)	0.00	*	7.59	(11.55)	28,513	2.05	7.96	2.37	53

(0.23)	N/A		$9.21	3.65%	$61,144	0.84%	4.28%	0.91%	32%
(0.49)	N/A		9.11	7.88	18,271	0.85	5.29	1.08	84
(0.24)	N/A		8.91	0.54	7,291	0.85	4.59	1.16	50
(0.42)	N/A		9.10	14.06	3,903	0.85	4.79	1.07	47
(0.32)	N/A		8.37	(4.10)	1,885	0.85	5.16	1.25	41

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss)(c)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

Unconstrained Bond Fund
Class A
Period Ended 1/31/2015	$10.06	0.05	(0.18)	(0.13)	(0.07)	(0.40)	(0.47)
Period Ended 7/31/2014(a)	10.00	0.11	0.06	0.17	(0.11)	0.00	(0.11)
Class C
Period Ended 1/31/2015	$10.06	0.02	(0.19)	(0.17)	(0.03)	(0.40)	(0.43)
Period Ended 7/31/2014(a)	10.00	0.06	0.07	0.13	(0.07)	0.00	(0.07)
Class I
Period Ended 1/31/2015	$10.06	0.07	(0.19)	(0.12)	(0.08)	(0.40)	(0.48)
Period Ended 7/31/2014(a)	10.00	0.13	0.06	0.19	(0.13)	0.00	(0.13)
US Growth Opportunities Fund
Class A
Period Ended 1/31/2015(b)	$10.00	(0.01)	(0.10)	(0.11)	0.00	0.00	0.00
Class C
Period Ended 1/31/2015(b)	$10.00	(0.02)	(0.10)	(0.12)	0.00	0.00	0.00
Class I
Period Ended 1/31/2015(b)	$10.00	(0.01)	(0.10)	(0.11)	0.00	0.00	0.00
(a)	The Unconstrained Bond Fund commenced operations on December 20, 2013.
(b)	The US Growth Opportunities Fund commenced operations on December 18, 2014.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge.  Had certain expenses not been reduced during the periods shown, total returns would have been lower.  Total returns for periods of less than one year are not annualized.

(e)	Not annualized for periods less than one year.

See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
Net asset value, end of period	Total return(d)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(e)

$9.46	(1.35)%	$967	1.15%	1.10%	2.07%	57%
10.06	1.75	1,136	1.15	1.80	2.33	97

$9.46	(1.70)%	$1,130	1.90%	0.36%	2.83%	57%
10.06	1.29	1,006	1.90	1.02	3.07	97

$9.46	(1.21)%	$24,713	0.90%	1.36%	1.81%	57%
10.06	1.91	26,125	0.90	2.04	2.07	97

$9.89	(1.10)%	$14	1.20%	(0.76)%	6.31%	0%

$9.88	(1.20)%	$10	1.95%	(1.49)%	6.38%	0%

$9.89	(1.10)%	$5,004	0.95%	(0.49)%	5.40%	0%

See notes to financial statements

Notes to financial statements (unaudited)

Note 1. Organization

Henderson Global Funds (the “Trust”) was organized on May 11, 2001, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among thirteen series. The Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson Emerging Markets Opportunities Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund, Henderson High Yield Opportunities Fund, Henderson International Long/Short Equity Fund, Henderson International Opportunities Fund, Henderson International Select Equity Fund, Henderson Strategic Income Fund, Henderson Unconstrained Bond Fund and Henderson US Growth Opportunities Fund (collectively, the “Funds”) are included in this report. Each is a separate series of the Trust and each is diversified except for the Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson High Yield Opportunities Fund, Henderson International Long/Short Equity Fund, Henderson International Select Equity Fund, Henderson Unconstrained Bond Fund and Henderson US Growth Opportunities Fund. The Henderson International Select Equity Fund commenced operations on September 30, 2014; the Henderson International Long/Short Equity Fund commenced operations on December 9, 2014; and the Henderson US Growth Opportunities Fund commenced operations on December 18, 2014.

Though it may invest directly in securities, the Henderson All Asset Fund is primarily a Fund-of-Funds (“FoF”) that seeks to achieve its objective by investing in a portfolio of underlying funds (“underlying funds”) which, in turn, may invest in a variety of US and foreign equity, fixed income, money market, derivative instruments and commodities. The FoF does not invest in the underlying funds for the purpose of exercising management or control; however, investments by the FoF, within its principal investment strategies, may represent a significant portion of the underlying funds’ net assets subject to 1940 Act limitations and any exemptive relief provided thereto. The FoF’s “Portfolio of Investments” lists the underlying funds held as an investment of the FoF as of period end, but does not include the holdings of the underlying funds.

The Funds offer the following share classes:

Share Classes
Fund	A	B	C	I	R
All Asset	✓	n/a	✓	✓	n/a
Dividend &
Income Builder	✓	n/a	✓	✓	n/a
Emerging Markets
Opportunities	✓	n/a	✓	✓	n/a
European Focus	✓	✓	✓	✓	n/a
Global Equity Income	✓	n/a	✓	✓	n/a
Global Technology	✓	✓	✓	✓	n/a
High Yield
Opportunities	✓	n/a	✓	✓	n/a
International Long/
Short Equity	✓	n/a	✓	✓	n/a
International
Opportunities	✓	✓	✓	✓	✓
International
Select Equity	✓	n/a	✓	✓	n/a
Strategic Income	✓	✓	✓	✓	n/a
Unconstrained Bond	✓	n/a	✓	✓	n/a
US Growth
Opportunities	✓	n/a	✓	✓	n/a

Class A shares generally provide for a front-end sales charge. Class B and C shares provide for a contingent deferred sales charge. Class R and I shares are not subject to a front-end or contingent deferred sales charge.

Each class of shares has equal rights as to earnings and assets except that each class may bear different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance. The Funds do not accept new or additional investments in Class B shares of the Funds with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Funds. As described in the prospectus, Class B shares of a particular Fund may continue to be exchanged with Class B shares of other Funds of the Trust.

Notes to financial statements (unaudited)

Note 2. Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with US generally accepted accounting principles (“US GAAP”).

Management has evaluated the structure, objectives, and activities of the Funds and has determined that each Fund meets the characteristics of an investment company. As such, the Funds’ financial statements apply the guidance set forth in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services –Investment Companies.

Security valuation

Securities and derivatives traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter (“OTC”) market are valued at the mean between the last bid and asked price.

Debt securities, including short-term investments and/or those with an original or remaining maturity of 60 days or less, are valued at the market value provided by independent pricing services approved by the Board of Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked price, or if no ask is available, then the last bid price obtained from one or more broker-dealers. Such pricing services may use various pricing techniques that take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Investments in investment companies are valued at its reported net asset value, which approximates fair market value.

Forward foreign currency contracts are valued daily at the applicable forward rate.

OTC financial derivatives instruments between the Funds and their counterparties, including swap contracts and options (including swaptions) and centrally-cleared swap contracts listed or traded on a multi-lateral or trade facility platform, such as a registered exchange, are valued using independent values provided by independent pricing services when available. Otherwise, fair values are estimated on the basis of pricing models that incorporate current market measures for interest rates, currency exchange rates, equity prices and indices, credit spreads, corresponding market volatility levels and other market-based pricing factors.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Trust. The Trustees of the Trust, or their designee, may also establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

For equity securities, the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value,” that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds.

Security transactions and investment income

Investment transactions are accounted for on a trade-date basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Interest income is recorded on an accrual basis. Dividend income, or expense on securities sold short, is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country’s tax rules and rates. Gains and losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds, which is the same basis used for federal income tax purposes.

Foreign currency translation

Investments in securities, financial derivative instruments and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

Notes to financial statements (unaudited)

The Funds do not separate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities and financial derivative instruments at fiscal period end, resulting from changes in exchange rates.

Forward foreign currency contracts

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-US dollar denominated investment securities. Alternatively, a Fund may enter into a forward foreign currency contract for speculative purposes of gaining exposure to particular foreign currency markets. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forward foreign currency contracts include net gains or losses on contracts that have matured. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities as a component of “Financial Derivative Instruments”. These instruments involve market risk, credit risk or both kinds of risks, the extent of which may subject the Fund to loss in excess of the amount recognized as unrealized appreciation or depreciation. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations. When applicable, open forward foreign currency contracts at the end of the period are listed in each Fund’s Portfolio of Investments.

Futures contracts

The Funds are subject to interest rate risk, equity risk and foreign currency risk in the normal course of pursuing their investment objectives. Accordingly, the Funds may invest in futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies and to gain exposure to equity indices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price and date. Upon entering into such contracts, a Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the fluctuations in the fair value of the underlying asset. Unrealized appreciation or depreciation, reflected as a component of “Financial Derivative Instruments” assets and/or liabilities on the Statements of Assets and Liabilities, is recognized but not considered realized until the contracts expire or are closed. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and/or the underlying hedged assets. With futures contracts, there is limited counterparty credit risk to the Funds as futures contracts are exchange-traded and the exchange’s clearinghouse acts as counterparty to all exchange-traded futures transactions. When applicable, open futures contracts outstanding at the end of the period are listed in each Fund’s Portfolio of Investments.

Short sales

The International Long/Short Equity Fund may engage in short selling (i.e., selling securities it does not own) as part of its normal investment activities. The Fund will enter into a short position on a security believed to be overvalued or poised to underperform in order to take advantage of a decline in its price. Securities sold short are reflected as a liability (“Securities sold short, at value”) on the Statements of Assets and Liabilities. There are substantial risks associated with selling short, including the risk that the Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The loss on a short sale is potentially unlimited as the value of a security sold short increases. The Fund is also subject to the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Short positions are collateralized by cash and/or securities held with the Fund’s custodian. The collateral amount is adjusted daily based on the market value of the short positions. The cash collateral that is restricted from use is included on the Statement of Assets and Liabilities as “Cash segregated as collateral on securities sold short.” The securities pledged as collateral that are restricted from use are included on the Portfolio of Investments. Dividends on short sales, in addition to short sale financing fees, are treated as an expense on the Statement of Operations. Liabilities for securities sold short are closed by purchasing the applicable securities for delivery to the Fund’s enhanced custodian. Open short positions outstanding at the end of the period are listed in the Fund’s Portfolio of Investments.

Notes to financial statements (unaudited)

Options

The Funds may purchase put and call options to create investment exposure consistent with their investment objectives or to hedge or limit the exposure of their portfolio holdings. Alternatively, certain Funds may write (sell) call and put options on securities and financial derivative instruments in order to gain exposure to, or protect against, changes in the markets. The Funds may use options on exchange-traded futures contracts, indices or securities to hedge an existing position or future investment, for speculative purposes, or to manage exposure to market movements. The Funds may also use foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The Funds may also use interest rate swaptions in which the underlying instrument is an interest rate swap (discussed below under “Swap contracts”). Swaptions are agreements to enter into a pre-defined swap agreement by some specified date in the future. The writer of a swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. These types of options may be used to hedge against unfavorable fluctuations in interest rates.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument, while purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium when purchasing call options or put options. The option is subsequently valued daily and unrealized appreciation or depreciation is recorded; the asset is reflected as a component of “Financial Derivative Instruments” on the Statement of Assets and Liabilities. The Funds realize a gain or loss upon the expiration or closing of the option transaction. The primary risks of investing in purchased options include the risk of imperfect correlation between the option price and the value of the underlying instrument, and the possibility of an illiquid market for the option. There is limited counterparty risk with respect to exchange-traded purchased options as settlement is facilitated through a central clearinghouse. There is inherently more risk in counterparty non-performance for OTC purchased options, although the risk is generally limited to the premium paid. When applicable, options purchased by the Funds and outstanding at the end of the period are listed in each Fund’s Portfolio of Investments.

Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is recognized as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. These liabilities are reflected as a component of “Financial Derivative Instruments” on the Statement of Assets and Liabilities. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument that the Fund purchases upon exercise of the option. Written options are subject to substantial risks. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a derivative instrument, security or currency at a price different from current market value. Further, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. When applicable, open options and swaptions at the end of the period are listed in each Fund’s Portfolio of Investments.

The number of options/swaptions written and the premiums received, including both exchange-traded and OTC options, by the Unconstrained Bond Fund during the period ended January 31, 2015 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding,
beginning of period	7,460,012	$114,725
Options written
during period	10,700,181	133,805
Options closed
during period	(4,550,173)	(124,339)
Options outstanding,
end of period	13,610,020	124,191

Swap contracts

The Funds may enter into interest rate, credit default, inflation, equity, total return, currency and other swap contracts. Swap contracts are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap the returns (or the differential in rates of return) earned or realized on particular investments, instruments, indices or other measures for a

Notes to financial statements (unaudited)

defined series of cash flows at a predetermined rate at specified, future intervals. Swap contracts are privately negotiated in the OTC market (“OTC swaps”), or may be executed on a multi-lateral or other trade facility platform, such as a registered exchange (“centrally-cleared swaps”). The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a pre-determined period of time.

Certain Funds use credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure (i.e., leverage), or buying protection to reduce exposure. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must either pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation or pay a net amount equal to the par value of the defaulted reference entity less its recovery value. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts as of period end are disclosed in the Portfolios of Investments, as applicable. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Certain Funds hold fixed-rate and/or floating-rate bonds. Accordingly, the Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives as the value of these bonds may decrease if interest rates rise, or vice versa. To hedge against this risk and/or to generate income at prevailing market rates, the Funds may enter into interest rate swap contracts. Interest rate swap contracts involve the exchange by the Fund with another party for their respective commitment to pay or receive a fixed or variable interest rate on the notional amount.

The International Long/Short Equity Fund may enter into equity swaps for purposes of establishing long or short exposure to underlying individual securities. Equity swaps may be used in lieu of direct stock investment or short sale to enhance liquidity, synthetically enter markets with high barriers to entry or establish short positions in markets where short selling is disallowed. Equity swaps involve commitments where single or multiple cash flows are exchanged based on the price of the underlying security and a fixed or variable interest rate. At maturity, a net cash flow is exchanged equivalent to the return, inclusive of dividends declared, on the underlying equity, less a financing rate, if any.

Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in the valuation of centrally-cleared swaps are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Swap payments received or made at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of counterparty, interest, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the potential inability of the counterparties to meet the terms of their contract (which is limited with respect to centrally-cleared swaps as described below), unanticipated changes in the value of the swap contract, the possibility that there will be no liquid market for the contract, and that there may be unfavorable changes in interest rates. The risk that a counterparty is unable to perform on its obligations in situations when the Funds are in an appreciated position is mitigated with respect to OTC swaps by having master netting arrangements between the Funds and their counterparties and, in certain scenarios dictated by the contracts, the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is

Notes to financial statements (unaudited)

facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally-cleared swap transaction, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on the fluctuations in the fair value of the reference entity. The magnitude of counterparty credit risk is different depending on the type of swap. Under a credit default swap, the Funds’ maximum risk of loss as the protection buyer is limited to the market value, or the current unrealized appreciation/ depreciation on the contract plus/minus any upfront premiums paid/received. Alternatively, as the protection seller, the maximum risk of loss is equivalent to the notional or par value of the contract plus/minus any upfront premiums paid/received. At January 31, 2015, notional outstanding for credit protection sold (in thousands), translated into US Dollar amounts, equated to $400 for the High Yield Opportunities Fund, $480 for the Strategic Income Fund and $227 for the Unconstrained Bond Fund. Alternatively, under an interest rate, equity or inflation swap, as notional is not exchanged, the Funds’ maximum risk of loss is limited to the unrealized loss on the contracts. When applicable, open swap contracts at the end of the period are listed in each Fund’s Portfolio of Investments.

Derivative instruments

The FASB requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments impact the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity’s risk exposure. Further, in January 2013, the FASB issued Accounting Standard Update (“ASU”) 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The update clarifies the scope of ASU 2011-11 which requires enhanced disclosures around financial instruments and derivative instruments that are either off-set in accordance with US GAAP or are subject to an enforceable master netting arrangement (“MNA”) or similar agreement. The updates mandate that entities disclose both gross and net information about such financial instruments and transactions eligible for off-set on the Statements of Assets and Liabilities, in addition to required disclosure of collateral received and posted in connection with MNAs or similar agreements. Adoption of the updates has no effect on the Funds’ net assets. Accordingly, the tables included under the heading “Fair Value of Financial Derivative Instruments” in the Funds’ Portfolios of Investments summarize each Fund’s fair value of derivative instruments held at January 31, 2015 and the related location on the accompanying Statements of Assets and Liabilities, as well as the amount of gains and losses on derivative instruments recognized in the Funds’ earnings and the related location on the accompanying Statements of Operations, presented by primary underlying risk exposure. Supplementary information regarding gross and net values and the impact of any collateral posted for those transactions subject to MNAs is presented in Financial Derivatives Instruments disclosure in the Funds’ Portfolios of Investments under the heading “Financial Derivative Instruments: Over-the-Counter Summary.” Note that all OTC instruments (forward foreign currency contracts, OTC credit default swap, equity, inflation and interest rate swap contracts, swaptions and certain options) with Barclays Bank plc, BNP Paribas Securities Services, Citibank, N.A., Credit Suisse Securities (Europe) Limited, Deutsche Bank AG and JPMorgan Chase Bank, N.A. are all subject to MNAs. The settlement of all futures contracts, exchange-traded options and centrally-cleared swap contracts (credit default and interest rate) is guaranteed by the clearinghouse or exchange the instrument is traded on and is not subject to arrangements with particular counterparties. For that reason, these types of investments are excluded from such disclosures.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as future claims may be made against the Trust that have not yet been asserted.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

Deferred offering costs

Costs incurred in connection with the offering and initial registration of International Long/Short Equity, International Select Equity and US Growth Opportunities have been deferred in conformity with US GAAP and are being amortized to expense on a straight-line basis over the first twelve months after commencement of operations. The deferred offering costs incurred by Unconstrained Bond were fully amortized to expense as of December 20, 2014.

Notes to financial statements (unaudited)

Federal income taxes

The Trust’s policy is that each Fund seeks to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“Subchapter M”), that are applicable to regulated investment companies (“RICs”) and to distribute substantially all its taxable income to shareholders. No federal income tax provision is required so long as each Fund operates in a manner that complies with the requirements of Subchapter M.

FASB ASC 740-10 Income Taxes – Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management of the Funds has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Funds intend to file tax returns with the US Internal Revenue Service and various states. Generally, each of the tax years in the four-year period ended July 31, 2014 remains subject to examination by taxing authorities.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency. With respect to to withholding taxes on certain foreign dividends and interest, the Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims under double taxation agreements or treaties with the United States, as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the European Focus Fund, Global Equity Income Fund, Global Technology Fund and International Opportunities Fund have filed for additional reclaims related to prior years in accordance with European Union law. However, consistent with US GAAP accrual requirements, these Funds have not recorded a corresponding receivable amount as there is limited historical precedent for US RICs collecting reclaims of this magnitude and the amount of the reclaims that these Funds may receive in the future, if any, is uncertain. Any amounts to which these Funds may be entitled, if and when recorded, likely would result in an increase in the net asset value of each Fund at that time. As of January 31, 2015, the total amount of additional reclaims identified and being pursued via filings for each Fund in the countries that may be affected by the European courts’ decisions (namely, Finland, France, Germany, Spain and Sweden) represent approximately 0.2%, 0.5%, 0.1% and 0.5% of the net assets of each of the Funds, respectively; however, the recovery of any or all of these amounts and timing of recovery, if any, is uncertain.

To the extent that capital loss carryforwards incurred in current and prior years are used to offset any future capital gains realized during the carryover period as provided by US Federal income tax regulations, no capital gains tax liability will be incurred by the Funds for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. Carryforwards not subject to expiration must be utilized prior to losses that carry an expiration; as a result, certain carryforwards may expire unused. Losses incurred that will be carried forward under the provisions of the regulations are as follows:

Losses incurred that will be carried forward under the provisions of the Act are as follows:

Emerging Markets Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$2,592,959	$—

European Focus

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$–	$–
7/31/18	59,078,473	–

Global Equity Income

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$—	$—
7/31/18	22,627,417	—
7/31/19	38,549,435	—
Total	61,176,852	—

International Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$—	$—
7/31/18	474,268,776	—

Notes to financial statements (unaudited)

Strategic Income

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$674,333	$—
7/31/15	477,632	—
7/31/16	1,001,344	—
7/31/17	34,174,962	—
7/31/18	336,160	—
Total	36,664,431	—

Note that All Asset, Dividend & Income Builder, Global Technology, High Yield Opportunities and Unconstrained Bond do not have any capital loss carryforward to apply against future earnings. International Long/Short Equity, International Select Equity and US Growth Opportunities commenced operations on December 9, 2014, September 30, 2014 and December 18, 2014, respectively, and thus do not have any capital loss carryforwards.

During the year ended July 31, 2014 the Funds utilized the following capital loss carryforwards:

All Asset	$—
Dividend & Income Builder	—
Emerging Markets Opportunities	334,694
European Focus	189,056,295
Global Equity Income	106,112,409
Global Technology	11,057,318
High Yield Opportunities	—
International Opportunities	254,462,453
Strategic Income	—
Unconstrained Bond	—

During the year ended July 31, 2014, the Strategic Income Fund had $207,447 of capital loss carryforward expire unused. At July 31, 2014, the following Funds deferred post-October losses and/or late year ordinary losses, which will be recognized on the first day of the following year:

	Ordinary	Capital
	loss	loss
	deferred	deferred
All Asset	$—	$—
Dividend & Income
Builder	—	—
Emerging Markets
Opportunities	—	—
European Focus	—	—
Global Equity Income	—	—
Global Technology	1,784,241	—
High Yield Opportunities	—	—
International Opportunities	—	—
Strategic Income	—	—
Unconstrained Bond	—	—

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from US GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

The tax character of distributions paid during the six months ended July 31, 2014 and the year ended July 31, 2013 were as follows:

Year ended	Ordinary	Capital
July 31, 2014	income	gains
All Asset	$2,546,811	$532,924
Dividend & Income
Builder	488,048	9
Emerging Markets
Opportunities	—	—
European Focus	3,710,266	—
Global Equity Income	156,362,094	—
Global Technology	—	2,465,935
High Yield Opportunities	1,725,650	—
International
Opportunities	12,686,584	—
Strategic Income*	2,015,022	—
Unconstrained Bond	350,001	—

Year ended	Ordinary	Capital
July 31, 2013	income	gains
All Asset	$542,605	$—
Dividend & Income
Builder	54,539	—
Emerging Markets
Opportunities	163,785	—
European Focus	7,586,086	—
Global Equity Income	97,926,333	—
Global Technology	—	—
High Yield Opportunities	340,001	—
International
Opportunities	16,206,595	—
Strategic Income*	1,206,003	—
World Select	41,525	—

*
For the seven months ended July 31, 2013. For the year ended December 31, 2012, the tax character of distributions paid by Strategic Income in the amount of $1,994,497 were comprised entirely of ordinary income.

Notes to financial statements (unaudited)

As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed		Undistributed
	ordinary	capital gains/		appreciation
	income	(losses	)	(depreciation	)
All Asset	$1,279,122	$482,638		$2,486,506
Dividend &
Income Builder	554,473	277,647		762,186
Emerging
Markets
Opportunities	28,333	—		2,763,719
European Focus	38,188,819	—		41,546,774
Global Equity
Income	10,289,164	—		158,249,723
Global
Technology	—	30,408,629		90,616,903
High Yield
Opportunities	802,236	—		200,095
International
Opportunities	39,250,551	—		592,436,947
Strategic Income	962,026	—		(644,473)
Unconstrained
Bond	172,518	2,611		57,853

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to premium amortization, post-October losses (which are not recognized for tax purposes until the first day of the following fiscal year), tax deferral on wash sales and PFIC transactions.

The US federal income tax basis of investments, excluding financial derivative instruments, at January 31, 2015, and the gross unrealized appreciation and depreciation, were as follows:

	All	Dividend &
	Asset	Income Builder
Cost	$60,919,979	$40,965,579
Gross unrealized
appreciation	2,239,900	1,867,096
Gross unrealized
depreciation	(499,950)	(1,576,975)
Net unrealized
appreciation
(depreciation)	1,739,950	290,121

	Emerging Markets	European
	Opportunities	Focus
Cost	$25,297,025	$2,087,184,133
Gross unrealized
appreciation	4,073,838	176,469,564
Gross unrealized
depreciation	(3,265,208)	(196,811,706)
Net unrealized
appreciation
(depreciation)	808,630	(20,342,142)

	Global Equity	Global
	Income	Technology
Cost	$2,996,404,505	$233,245,679
Gross unrealized
appreciation	169,938,268	84,644,089
Gross unrealized
depreciation	(177,202,792)	(4,005,531)
Net unrealized
appreciation
(depreciation)	(7,264,524)	80,638,558

		International
	High Yield	Long/Short
	Opportunities	Equity
Cost	$28,940,803	$5,854,296
Gross unrealized
appreciation	454,079	59,048
Gross unrealized
depreciation	(371,909)	(62,360)
Net unrealized
appreciation
(depreciation)	82,170	(3,312)

	International	International
	Opportunities	Select Equity
Cost	$3,349,086,292	$4,949,090
Gross unrealized
appreciation	653,374,926	205,322
Gross unrealized
depreciation	(109,005,855)	(339,394)
Net unrealized
appreciation
(depreciation)	544,369,071	(134,072)

	Strategic	Unconstrained
	Income	Bond
Cost	$115,864,087	$26,609,783
Gross unrealized
appreciation	1,722,694	152,732
Gross unrealized
depreciation	(6,357,678)	(1,968,347)
Net unrealized
appreciation
(depreciation)	(4,634,984)	(1,815,615)

US Growth
Opportunities
Cost	$5,081,482
Gross unrealized
appreciation	89,958
Gross unrealized
depreciation	(141,731)
Net unrealized
appreciation
(depreciation)	(51,773)

Notes to financial statements (unaudited)

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions, different book and tax treatment on certain debt instruments and amortization of premiums reflected as of January 31, 2015.

Note 3. Fair value measurements

US GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Various inputs are used in determining the value of the Funds’ investments. The Funds use a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the following three broad levels:

•	Level 1 – quoted prices (unadjusted) in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•
Level 3 – significant unobservable inputs based on the best information available in the circumstances to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

Tables included under the heading “Fair value measurements” summarizing each Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2015 have been listed after each Fund’s Portfolio of Investments.

Any transfers between levels are disclosed, effective at the end of the period, in each Fund’s table with the reasons for the transfers disclosed in a note to the table, if applicable.

Note 4. Investment advisory fees and other transactions with affiliates

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. (“HGINA”) acts as the Funds’ investment adviser. HGINA is an indirect wholly-owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and earns a management fee for such services. HGINA earns a fee for its services based on each Fund’s average daily net assets as set forth below.

All Asset		0.40%
Dividend & Income Builder	First $1 billion	0.75%
	Next $1 billion	0.65%
	Over $2 billion	0.55%
Emerging Markets	First $1 billion	1.00%
Opportunities	Next $1 billion	0.90%
	Over $2 billion	0.85%
European Focus	First $500 million	1.00%
	Next $1 billion	0.90%
	Next $1 billion	0.85%
	Over $2.5 billion	0.80%
Global Equity Income	First $1 billion	0.85%
	Next $1 billion	0.65%
	Over $2 billion	0.60%
Global Technology	First $1 billion	0.90%
	Over $1 billion	0.80%
High Yield Opportunities	First $1 billion	0.65%
	Next $1 billion	0.55%
	Over $2 billion	0.50%
International Long/
Short Equity		1.25%
International Opportunities	First $2 billion	1.00%
	Next $1 billion	0.90%
	Next $1 billion	0.80%
	Over $4 billion	0.70%
International Select Equity		0.65%
Strategic Income*	First $1 billion	0.55%
	Next $500 million	0.50%
	Over $1.5 billion	0.45%
Unconstrained Bond	First $1 billion	0.55%
	Next $1 billion	0.50%
	Over $1.5 billion	0.45%
US Growth Opportunities	First $1 billion	0.75%
	Next $1 billion	0.70%
	Over $2 billion	0.65%

*
Based on average daily managed assets of the Fund. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays HGINA based on the Fund’s average daily managed assets, HGINA’s fee would be higher if the Fund is leveraged.

HGINA has engaged Henderson Investment Management Limited (“HIML”) to act as the investment sub-adviser to the Funds, except for High Yield Opportunities, Strategic Income and US Growth Opportunities. HGINA has engaged Geneva Capital Management (“Geneva”) to act as the investment sub-adviser for US Growth Opportunities, while no sub-adviser has been appointed for High Yield Opportunities or Strategic Income. Both HIML and Geneva are also indirect wholly owned subsidiaries of Henderson Group plc. Under separate Sub-Advisory Agreements, the sub-advisers provide research, advice and recommendations with respect to the purchase and sale of securities and makes investment decisions regarding assets of

Notes to financial statements (unaudited)

the Funds subject to the oversight of the Board and the Adviser. No additional advisory fees are charged to the Funds for the services of the sub-advisers as these fees are paid from the fees earned by HGINA.

Pursuant to a separate contractual Expense Limitation Agreement, HGINA has agreed to waive or limit its investment advisory fee and, if necessary, to reimburse expenses of each Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, as a percentage of average daily net assets as follows:

	Class	Class	Class	Class	Class
	A	B	C	I	R
All Asset*	0.85%	N/A	1.60%	0.60%	N/A
Dividend &
Income Builder	1.30%	N/A	2.05%	1.05%	N/A
Emerging Markets
Opportunities	1.79%	N/A	2.54%	1.54%	N/A
European Focus	2.00%	2.75%	2.75%	1.75%	N/A
Global Equity
Income	1.40%	N/A	2.15%	1.15%	N/A
Global
Technology	2.00%	2.75%	2.75%	1.75%	N/A
High Yield
Opportunities	1.10%	N/A	1.85%	0.85%	N/A
International
Long/Short
Equity**	1.75%	N/A	2.50%	1.50%	N/A
International
Opportunities	2.00%	2.75%	2.75%	1.75%	2.25%
International
Select Equity	1.14%	N/A	1.89%	0.89%	N/A
Strategic Income	1.10%	1.85%	1.85%	0.85%	N/A
Unconstrained
Bond	1.15%	N/A	1.90%	0.90%	N/A
US Growth
Opportunities	1.20%	N/A	1.95%	0.95%	N/A

*
With respect to investments in affiliate underlying funds, HGINA has contractually agreed to reduce or waive the Fund’s management fee to limit the combined management fees paid to the Adviser for those assets to the greater of 1.00% or the affiliate underlying fund’s management fee. Any waiver calculated as a result of limiting these combined management fees is in addition to the general expense limitation highlighted in the table. Indirect net expenses associated with the Fund’s investments in underlying investment companies are not subject to the contractual expense limitation.

**	Dividend expense and financing charges on securities sold short are excluded from the expense limitation calculation.

These agreements will remain in effect through July 31, 2020.

Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Funds reimburse HGINA for such fees within limits specified by the Board of Trustees. The fees are incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Sub-accounting fees” in the Statements of Operations.

At January 31, 2015, HGINA owned the following number of shares in the following Funds:

Shares
All Asset Class A	492
All Asset Class C	487
All Asset Class I	110
Dividend & Income Builder Class A	2,710
Dividend & Income Builder Class C	2,681
Dividend & Income Builder Class I	21,805
High Yield Opportunities Class A	100,000
High Yield Opportunities Class C	100,000
High Yield Opportunities Class I	221,671
Strategic Income Class I	1,335

HGI Group Limited is an indirect wholly-owned subsidiary of Henderson Group plc. At January 31, 2015, HGI Group Limited owned the following number of shares in the following Funds:

Shares
International Long/Short Equity Class A	10,000
International Long/Short Equity Class C	10,000
International Long/Short Equity Class I	480,000
International Select Equity Class A	10,000
International Select Equity Class C	10,000
International Select Equity Class I	480,000
Unconstrained Bond Class A	100,000
Unconstrained Bond Class C	100,000
Unconstrained Bond Class I	2,300,000
US Growth Opportunities Class A	1,000
US Growth Opportunities Class C	1,000

Notes to financial statements (unaudited)

An affiliated entity of a Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Additionally, certain of the Funds held ownership in other Funds within the Trust. At January 31, 2015, the All Asset Fund held 0.05% of the Henderson Global Equity Income Fund, 0.44% of the Henderson Global Technology Fund, 1.09% of the Henderson Strategic Income Fund and 10.98% of the Henderson Unconstrained Bond Fund. Transactions in affiliates during the period ended January 31, 2015 were as follows:

				Change in
			Proceeds	Unrealized	Realized
	Value	Purchases	from	Appreciation	Gain/		Value	Dividend
Affiliate	7/31/2014	at Cost	Sales	(Depreciation )	(Loss	)	1/31/2015	Income
All Asset
Henderson Global
Equity Income Fund	$1,592,855	$39,994	$—	$(99,786)	$—		$1,533,063	$39,977
Henderson Global
Technology Fund	1,341,022	166,033	—	(135,044)	—		1,372,011	—
Henderson Strategic
Income Fund	1,169,018	29,417	—	13,252	—		1,211,687	29,402
Henderson
Unconstrained
Bond Fund	2,980,887	142,908	—	(178,944)	—		2,944,851	81,989
Total	$7,083,782	$378,352	$—	$(400,522)	$—		$7,061,612	$151,368

The aggregate cost and value of affiliates at January 31, 2015 is $7,071,603 and $7,061,612, respectively. Investments in affiliates represented 11.11% of total net assets of the All Asset Fund as of January 31, 2015.

Note 5. Compensation of trustees and officers

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust’s officers, other than the Chief Compliance Officer, are compensated by the Trust. The Trust makes no direct payments to trustees affiliated with HGINA. Fees paid to trustees are reflected as Trustees’ fees and expenses in the Statements of Operations.

Prior to January 1, 2015, the Funds bore a portion of the compensation paid to the Chief Compliance Officer who performs services directly related to the Trust. Subsequent to January 1, 2015, the Funds bear the full compensation. This compensation, together with other compliance-related costs, is reflected as “Compliance officer fees” in the Statements of Operations.

Note 6. Distribution plan

The Trust has adopted a distribution plan for Class A, Class B, Class C and Class R shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Funds pay the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares, and an annual fee of 0.50% of the average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Funds and their shareholders.

Note 7. Investment transactions

Purchases and sales of investment securities, including proceeds from securities sold short, but excluding short-term investments, derivatives and US government securities, for the Funds for the six months ended January 31, 2015, were as follows:

	Purchases	Sales
All Asset	$5,263,460	$(6,827,895)
Dividend &
Income Builder	17,609,106	(3,536,478)
Emerging Markets
Opportunities	7,317,308	(6,759,394)
European Focus	758,344,630	(1,063,089,233)
Global Equity Income	1,745,206,232	(1,720,035,203)
Global Technology	95,713,402	(150,375,364)
High Yield
Opportunities	26,244,822	(25,188,550)
International Long/
Short Equity	3,706,208	(2,732,954)
International
Opportunities	1,570,042,270	(1,468,123,272)
International
Select Equity	5,363,555	(595,138)
Strategic Income	85,032,544	(24,166,510)
Unconstrained Bond	12,569,339	(14,572,657)
US Growth
Opportunities	4,915,487	—

Notes to financial statements (unaudited)

Note 8. Significant concentrations

The Funds may invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities. These risks may be heightened in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets, particularly by the Emerging Markets Opportunities Fund, are often considered speculative. Further, the Funds maintain many of their investments in issuers domiciled in the Eurozone. The private and public sectors’ debt problems of a single Eurozone country may pose significant risks to the Eurozone as a whole. As a result, the Funds may be more susceptible to volatility generated by currency devaluations or other general uncertainties than more geographically diversified funds that do not concentrate in this region of the world.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund’s net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, the Global Technology Fund concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

The Dividend & Income Builder Fund, High Yield Opportunities Fund, Strategic Income Fund and Unconstrained Bond Fund invest in a variety of income-producing debt instruments of corporate and sovereign issuers. Accordingly, each may be subject to the previously described foreign issuers risk, to varying degrees, in addition to the risk of default by the issuer. As a matter of their investment strategies, the High Yield Opportunities Fund, Strategic Income Fund and Unconstrained Bond Fund are also subject to higher concentrations of investments in lower quality high yield securities or asset-backed/structured securities. Investing in high yield, asset-backed or structured securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. High yield securities are non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Additionally, asset-backed securities are subject to the risk that underlying debt may be prepaid prior to maturity or refinanced causing further volatility in the value. A small change in interest rates would likely have a pronounced adverse impact on the value of such high yield and asset-backed obligations. Moreover, these securities may be less liquid as there is a less-established secondary market and the Funds may not be able to sell the asset timely.

Note 9. Borrowing arrangements

The Trust maintains a $100 million credit facility to facilitate portfolio liquidity. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 1.25%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the Funds in the Trust based on relative average net assets. The commitment fee is included in “Miscellaneous fees” on the Statements of Operations. No amounts were borrowed by the Funds under this facility during the six months ended January 31, 2015.

Note 10. Recently issued accounting pronouncements

In August 2014, the FASB issued ASU 2014-15 Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern which provides guidance in US GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and to provide related footnote disclosures. The amendments are effective for annual periods ending after December 15, 2016, and for annual periods and interim periods thereafter, though early adoption is permitted. In management’s evaluation, there are no uncertainties about each Fund’s ability to continue as a going concern.

Note 11. Subsequent Events

Management has evaluated the possibility of subsequent events and determined that there are no material events that would require adjustment to or disclosure in the Funds’ financial statements.

Other information (unaudited)

Proxy voting policies

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the twelve months ended June 30, 2014 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission’s website at www.sec.gov. The Funds’ proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.henderson.com.

Quarterly portfolio of investments

The Funds’ Portfolios of Investments are filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission’s website at www.sec.gov. Additionally, the Portfolios of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolios of Investments are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.henderson.com.

Approval of Investment Advisory and Sub-Advisory Agreements

During the most recent fiscal half year, Henderson Global Funds launched three new series: the Henderson International Long/Short Equity Fund, the Henderson International Select Equity Fund and the Henderson US Growth Opportunities Fund (the “New Funds”). The Board of Trustees of Henderson Global Funds oversees the management of the New Funds and, as required by law, the investment advisory and the sub-advisory agreements for the New Funds.

In connection with their consideration of those agreements for the New Funds, the Trustees received and reviewed a substantial amount of information provided by Henderson Global Investors (North America) Inc. (the “Adviser”) and Henderson Investment Management Limited (“HIML”), the sub-adviser to the International Select Equity Fund and the International Long/Short Equity Fund, and Geneva Capital Management (“Geneva,” and collectively with HIML, the “Sub-Advisers”), the sub-adviser to the US Growth Opportunities Fund in response to requests of the Independent Trustees and their counsel, and discussed with representatives of management the proposed operations of the New Funds and the nature and quality of advisory and other services proposed to be provided by the Adviser and Sub-Advisers to the New Funds. The Trustees also received and reviewed a memorandum from counsel to the Independent Trustees regarding the Trustees’ responsibilities in evaluating the agreements. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their counsel.

Based on their evaluation of the information provided by the Adviser and the Sub-Advisers and other information, the Trustees determined that the overall arrangements between the New Funds and the Adviser were fair and reasonable in light of the nature and quality of the services proposed to be provided by the Adviser and the Sub-Advisers, the fees proposed to be charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.  The Trustees, including all of the Independent Trustees, unanimously approved the investment advisory agreement and the sub-advisory agreement for the New Funds through August 30, 2016, subject to earlier termination as provided in each agreement.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. Furthermore, in their deliberations, the Independent Trustees did not identify any single factor that was paramount or determinative and each Independent Trustee may have weighed information differently. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services proposed to be provided by the Adviser and Sub-Advisers to each of the New Funds, taking into account the investment objective and strategy of each New Fund. In addition, the Trustees reviewed the resources and key personnel of the Adviser and Sub-Advisers, especially the personnel who would provide investment management services to the respective New Funds. The Trustees also considered other services to be provided to each New Fund by the Adviser and Sub-Advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to each New Fund’s investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the New Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and Sub-Advisers to each of the New Funds were expected to be appropriate and consistent with the terms of the investment advisory and sub-advisory agreements, that the quality of those services were expected to be consistent with norms in the industry and that

Other information (unaudited)

each New Fund would benefit from the provision of those services. They also concluded that the Adviser and Sub-Advisers had sufficient personnel, with the appropriate education and experience, to serve each New Fund effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel.

Costs of Services Provided

The Trustees examined information on the proposed fees and expenses of each of the New Funds in comparison to information for other comparable funds as provided by Lipper Inc.

The Trustees considered the methodology used by the Sub-Advisers in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser’s management fees for its other accounts that are similar in strategy to the New Funds.

Finally, the Trustees considered the financial condition of the Adviser and each Sub-Adviser, which they found to be sound.

The Trustees concluded that the management fees that would be payable by each of the New Funds to the Adviser, as well as the fees to be paid by the Adviser to the Sub-Advisers, were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients.  The Trustees also concluded that the estimated overall expense ratio of each New Fund was reasonable, taking into account the anticipated size of the New Funds, the quality of services to be provided by the Adviser and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees considered the potential of the Adviser to experience economies of scale as the assets of the New Funds increase. They noted that by virtue of the expense limitations that the Adviser had agreed to, the Adviser would be subsidizing each New Fund during its start-up phase until it reached adequate scale. The Trustees also noted that they would have the opportunity in the future to re-examine whether the New Funds had achieved economies of scale and the appropriateness of the advisory fees payable by the New Funds to the Adviser.  The Trustees concluded that the proposed advisory fee rate reflected an appropriate level of sharing of any economies of scale between the Adviser and the New Funds.

Other Benefits to the Adviser

The Trustees also considered benefits that would accrue to the Adviser and its affiliates from their relationship with the New Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory and sub-advisory agreements for the New Funds were in the best interest of the New Funds and their shareholders.

Federal tax information

Certain tax information for the Funds is required to be provided to shareholders based on the Funds’ income and distributions for the taxable year. In February of each year, shareholders will receive Form 1099-DIV, which includes their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The exact source of aggregate fund distributions for each fiscal year can only be determined as of the end of each Fund’s fiscal year, July 31. However, under Section 19(a) of the 1940 Act, the Funds are required to indicate the source of each distribution to shareholders at the time of payment if the distribution is made from any source other than accumulated undistributed net income. For purposes of this disclosure, the source of each distribution is based on US Generally Accepted Accounting Principles and will differ from federal income tax-based reporting provided to shareholders due to certain tax adjustments. Distributions paid in part from paid-in capital do not reflect a taxable return of capital. For federal income tax purposes, the Funds will send you a Form 1099-DIV for each calendar year that will tell you how to report these distributions.

The Funds are making the following disclosures pursuant to Section 19(a).

Other information (unaudited)

During the period ended January 31, 2015, All Asset, Emerging Markets Opportunities, International Opportunities and Unconstrained Bond paid the following income distributions in part from sources other than accumulated undistributed net income as measured at the time of payment. All other monthly income distributions paid by Unconstrained Bond were paid exclusively from accumulated undistributed net income:

All Asset

				% from
				accumulated	% from	% from
				undistributed	accumulated	paid-in
Pay Date	Ex-Date	Class	Amount	net income	realized gains	capital
12/30/2014	12/29/2014	A	$0.13622	53.1%	0.0%	46.9%
		C	$0.08132	53.1%	0.0%	46.9%
		I	$0.17329	53.1%	0.0%	46.9%

Emerging Markets Opportunities

% from
				accumulated	% from	% from
				undistributed	accumulated	paid-in
Pay Date	Ex-Date	Class	Amount	net income	realized gains	capital
12/30/2014	12/29/2014	I	$0.01345	0.0%	0.0%	100.0%

International Opportunities

				% from
				accumulated	% from	% from
				undistributed	accumulated	paid-in
Pay Date	Ex-Date	Class	Amount	net income	realized gains	capital
12/30/2014	12/29/2014	A	$0.24279	91.2%	0.0%	8.8%
		C	$0.09006	91.2%	0.0%	8.8%
		R	$0.21437	91.2%	0.0%	8.8%
		I	$0.34973	91.2%	0.0%	8.8%

Unconstrained Bond

				% from
				accumulated	% from	% from
				undistributed	accumulated	paid-in
Pay Date	Ex-Date	Class	Amount	net income	realized gains	capital
10/30/2014	10/30/2014	A	$0.012227	71.1%	0.0%	28.9%
		C	$0.006662	71.1%	0.0%	28.9%
		I	$0.014560	71.1%	0.0%	28.9%

Other information (unaudited)

During the period ended January 31, 2015, High Yield Opportunities and Unconstrained Bond paid the following aggregate short-term and long-term capital gain distributions in part from sources other than accumulated undistributed other taxable income and net realized gains as measured at the time of payment.

High Yield Opportunities

				% from
				accumulated	% from	% from
				undistributed	accumulated	paid-in
Pay Date	Ex-Date	Class	Amount	net income	realized gains	capital
12/8/2014	12/5/2014	A	$0.25555	0.0%	76.3%	23.7%
		C	$0.25555	0.0%	76.3%	23.7%
		I	$0.25555	0.0%	76.3%	23.7%

Unconstrained Bond
				% from
				accumulated	% from	% from
				undistributed	accumulated	paid-in
Pay Date	Ex-Date	Class	Amount	net income	realized gains	capital
12/8/2014	12/5/2014	A	$0.40025	0.0%	4.0%	96.0%
		C	$0.40025	0.0%	4.0%	96.0%
		I	$0.40025	0.0%	4.0%	96.0%

Shareholder expense

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including upfront or deferred sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended January 31, 2015.

Actual expenses

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical example for comparison purposes

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Other information (unaudited)

Expenses paid during the period include amounts reflected in the Funds’ Statements of Operations, net of reimbursements by the investment adviser. The annualized expense ratios used in the example (inclusive of 12b-1 fees) are as follows:

	Class	Class	Class	Class	Class
	A	B	C	I	R
All Asset	0.85%	N/A	1.60%	0.60%	N/A
Dividend &
Income
Builder	1.30%	N/A	2.05%	1.05%	N/A
Emerging
Markets
Opportunities	1.79%	N/A	2.54%	1.54%	N/A
European
Focus	1.34%	2.25%	2.11%	1.09%	N/A
Global
Equity
Income	1.10%	N/A	1.86%	0.86%	N/A
Global
Technology	1.36%	2.16%	2.13%	1.10%	N/A
High Yield
Opportunities	1.10%	N/A	1.85%	0.85%	N/A
International
Long/Short
Equity	2.82%	N/A	3.57%	2.57%	N/A
International
Opportunities	1.38%	2.19%	2.15%	1.11%	1.66%
International
Select Equity	1.14%	N/A	1.89%	0.89%	N/A
Strategic
Income	1.10%	1.85%	1.85%	0.84%	N/A
Unconstrained
Bond	1.15%	N/A	1.90%	0.90%	N/A
US Growth
Opportunities	1.20%	N/A	1.95%	0.95%	N/A

Please note that the expenses do not reflect shareowner transaction costs such as front end or deferred sales charges. These fees are described for each Fund and share class in the “Commentaries and Performance Summaries” section of this report beginning on page 4. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Table 1
	Beginning	Ending	Expenses
	account	account	paid
	value	value	during
	August 1,	January 31,	the
Actual	2014	2015	period*
All Asset
Class A	$1,000.00	$1,005.90	$4.30
Class C	1,000.00	1,002.60	8.08
Class I	1,000.00	1,007.50	3.04
Dividend & Income Builder
Class A	$1,000.00	$982.50	$6.50
Class C	1,000.00	978.00	10.22
Class I	1,000.00	983.00	5.25
Emerging Market Opportunities
Class A	$1,000.00	$913.40	$8.63
Class C	1,000.00	909.50	12.22
Class I	1,000.00	913.10	7.43
European Focus
Class A	$1,000.00	$960.50	$6.62
Class B	1,000.00	956.00	11.09
Class C	1,000.00	956.60	10.41
Class I	1,000.00	961.50	5.39
Global Equity Income
Class A	$1,000.00	$962.40	$5.44
Class C	1,000.00	957.40	9.18
Class I	1,000.00	962.50	4.25
Global Technology
Class A	$1,000.00	$1,021.10	$6.93
Class B	1,000.00	1,017.00	10.98
Class C	1,000.00	1,017.50	10.83
Class I	1,000.00	1,023.10	5.61
High Yield Opportunities
Class A	$1,000.00	$991.90	$5.52
Class C	1,000.00	989.00	9.27
Class I	1,000.00	993.90	4.27
International Long/Short Equity**
Class A	$1,000.00	$978.00	$4.05
Class C	1,000.00	977.00	5.12
Class I	1,000.00	978.00	3.69
International Opportunities
Class A	$1,000.00	$999.80	$6.96
Class B	1,000.00	995.60	11.02
Class C	1,000.00	995.70	10.82
Class I	1,000.00	1,001.20	5.60
Class R	1,000.00	998.30	8.36
International Select Equity**
Class A	$1,000.00	$965.00	$3.77
Class C	1,000.00	963.00	6.25
Class I	1,000.00	966.00	2.95
Strategic Income
Class A	$1,000.00	$1,035.10	$5.64
Class B	1,000.00	1,030.60	9.47
Class C	1,000.00	1,031.40	9.47
Class I	1,000.00	1,036.50	4.31
Unconstrained Bond
Class A	$1,000.00	$986.50	$5.76
Class C	1,000.00	983.00	9.50
Class I	1,000.00	987.90	4.51
US Growth Opportunities**
Class A	$1,000.00	$989.00	$1.44
Class C	1,000.00	988.00	2.34
Class I	1,000.00	989.00	1.14

Other information (unaudited)

Table 2

Hypothetical	Beginning	Ending	Expenses
(assuming a	account	account	paid
5% return	value	value	during
before	August 1,	January 31,	the
expenses)	2014	2015	period*
All Asset
Class A	$1,000.00	$1,020.92	$4.33
Class C	1,000.00	1,017.14	8.13
Class I	1,000.00	1,022.18	3.06
Dividend & Income Builder
Class A	$1,000.00	$1,018.65	$6.61
Class C	1,000.00	1,014.87	10.41
Class I	1,000.00	1,019.91	5.35
Emerging Market Opportunities
Class A	$1,000.00	$1,016.18	$9.10
Class C	1,000.00	1,012.40	12.88
Class I	1,000.00	1,017.44	7.83
European Focus
Class A	$1,000.00	$1,018.45	$6.82
Class B	1,000.00	1,013.86	11.42
Class C	1,000.00	1,014.57	10.71
Class I	1,000.00	1,019.71	5.55
Global Equity Income
Class A	$1,000.00	$1,019.66	$5.60
Class C	1,000.00	1,015.83	9.45
Class I	1,000.00	1,020.87	4.38
Global Technology
Class A	$1,000.00	$1,018.35	$6.92
Class B	1,000.00	1,014.32	10.97
Class C	1,000.00	1,014.47	10.82
Class I	1,000.00	1,019.66	5.60
High Yield Opportunities
Class A	$1,000.00	$1,019.66	$5.60
Class C	1,000.00	1,015.88	9.40
Class I	1,000.00	1,020.92	4.33
International Long/Short Equity**
Class A	$1,000.00	$1,010.99	$14.29
Class C	1,000.00	1,007.21	18.06
Class I	1,000.00	1,012.25	13.03
International Opportunities
Class A	$1,000.00	$1,018.25	$7.02
Class B	1,000.00	1,014.17	11.12
Class C	1,000.00	1,014.37	10.92
Class I	1,000.00	1,019.61	5.65
Class R	1,000.00	1,016.84	8.44
International Select Equity**
Class A	$1,000.00	$1,019.46	$5.80
Class C	1,000.00	1,015.68	9.60
Class I	1,000.00	1,020.72	4.53
Strategic Income
Class A	$1,000.00	$1,019.66	$5.65
Class B	1,000.00	1,015.88	9.40
Class C	1,000.00	1,015.88	9.40
Class I	1,000.00	1,020.97	4.28
Unconstrained Bond
Class A	$1,000.00	$1,019.41	$5.85
Class C	1,000.00	1,015.63	9.65
Class I	1,000.00	1,020.67	4.58
US Growth Opportunities**
Class A	$1,000.00	$1,019.16	$6.11
Class C	1,000.00	1,015.37	9.91
Class I	1,000.00	1,020.42	4.84

*
Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value over the period multiplied by 184 days in the period, and divided by 365 (to reflect the one-half year period).

**
Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value over the period multiplied by 123, 53 and 44 days in the period for International Select Equity, International Long/Short Equity and US Growth Opportunities, respectively, and divided by 365 (to reflect the one-half year period).

Trustees and officers (unaudited)

Trustees
C. Gary Gerst, Chairman
James W. Atkinson
Richard W. Durkes
Barbara L. Lamb
J. Marshall Peck
James G. O’Brien*
Charles Thompson II*

Officers
James G. O’Brien, President
Charles Thompson II, Vice President
Alanna P. Nensel, Vice President
David Latin, Vice President
Scott E. Volk, Vice President
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer
Troy M. Statczar, Treasurer
Adam T. Reich, Assistant Treasurer

Investment Adviser
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, IL 60611

Transfer Agent
State Street Bank & Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Auditors
Ernst & Young LLP
155 North Wacker Drive
Chicago, IL 60606

For more information
Please call 1.866.4HENDERSON
(1.866.443.6337)
or visit our website:
www.henderson.com

*    Trustee is an “interested person” of the Trust as defined in the1940 Act.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

Foreside Fund Services, LLC, Distributor

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Privacy notice

          This notice describes the privacy practices followed by Henderson Global Funds.

          Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

          In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of “cookies.” Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.henderson.com.

          In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. Our affiliates do not use shareholder information that we receive to make marketing solicitations. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

          Access to customers’ nonpublic personal information is restricted to employees who need to access that information. To guard shareholder’s nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

          For questions concerning this policy, please contact us by writing to: Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Item 2.  Code of Ethics.

Not required.

Item 3.  Audit Committee Financial Expert.

Not required.

Item 4.  Principal Accountant Fees and Services.

Not required.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)  Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)
There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:       /s/ James G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    April 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ James G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    April 1, 2015

By:       /s/ Troy Statczar
Troy Statczar
Treasurer (principal financial officer) of Henderson Global Funds

Date:    April 1, 2015